UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2013

Single Sector Fixed Income Funds
Dynamic Emerging Markets Debt
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	DYNAMIC EMERGING MARKETS DEBT

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	43

Financial Statements	118

Financial Highlights	126

Notes to the Financial Statements	140

Other Information	173

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Goldman Sachs Dynamic Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

The Goldman Sachs High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated investments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging markets investments may be more volatile and less liquid than its investment in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries, denominated in the local currency of such emerging countries, or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs U.S. Mortgages Fund invests primarily in mortgage-backed securities of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Expectations that the U.S. Federal Reserve (the “Fed”) might taper its asset purchases via its quantitative easing program primarily drove global fixed income market performance during the six months ended September 30, 2013 (the “Reporting Period”).

When the Reporting Period began in April 2013, spread, or non-government bond, sectors were performing well, as investors sought higher yielding assets in the artificially low interest rate environment created by accommodative monetary policies of central banks around the world. The Fed, for example, maintained its quantitative easing program, through which it purchased approximately $85 billion of U.S. Treasury and mortgage-backed securities every month. In early May 2013, the European Central Bank (“ECB”) cut its main policy interest rate by 25 basis points to a record low 0.50%, citing weak Eurozone economic growth and slowing inflation. (A basis point is 1/100th of a percentage point.)

Meanwhile, U.S. economic data strengthened in late April and through May 2013, led by robust housing data and an improved employment picture. The strengthening trend prompted the Fed in mid-May 2013 to signal a possible reduction, or tapering, of its asset purchases later in 2013. In response to Fed Chair Bernanke’s testimony, government bond yields rose substantially, while spread sectors grew more volatile, reflecting widespread uncertainty over how markets might function should the Fed indeed withdraw support.

In June 2013, bond investors focused on the U.S. economy and stronger than expected payrolls data, which reinforced expectations the Fed would start tapering its quantitative easing purchases during 2013. Government bond yields continued to rise, as the June Fed meeting and press conference were more hawkish than expected. Spread sectors remained volatile. Meanwhile, European economic data improved, with modest increases in the Eurozone Purchasing Managers indices (“PMI”) and accelerating expansion in the U.K. Japan’s economy continued to respond positively to the policies of its government and central bank. In contrast, China’s economic data raised concerns about the duration and extent of that nation’s slowdown.

During July 2013, the Fed’s tilt toward a reduction in asset purchases continued to drive volatility in the global fixed income markets broadly. Debate over the successor to Fed Chair Bernanke introduced new concerns about future Fed policy. Government bond yields rose during July and continued to climb in August 2013 on speculation that Larry Summers, not Fed Vice Chair Janet Yellen, might be the frontrunner. It was widely believed the Fed would become more hawkish under Summers. In the Eurozone, economic data suggested the region had pulled itself out of an extended recessionary period, with manufacturing activity pointing to an expansion for the first time in two years. Elsewhere, China showed signs of modest growth in its industrial and export sectors, suggesting to many that Chinese policymakers would likely be successful in engineering a soft landing for China’s economic slowdown. Meanwhile, in Japan, Prime Minister Abe’s Liberal Democratic Party won an expected but resounding victory in its upper house parliamentary election, allowing the Prime Minister to proceed with the structural reforms outlined in his economic policy.

In mid-September 2013, the Fed surprised the financial markets by announcing it would delay tapering of its quantitative easing program asset purchases, citing concerns about the strength of the U.S. economic recovery and the pressures of fiscal tightening, including tax increases that took effect at the beginning of 2013 and federal spending cuts known as sequestration. Volatility in the spread sectors subsided on the unexpected decision and on the implication the Fed’s commitment to an accommodative monetary policy would persist. Also in September

MARKET REVIEW

2013, Larry Summers withdrew himself from consideration as the next Fed Chair. (In October 2013, after the end of the Reporting Period, President Obama nominated Janet Yellen for the post.) However, such reduced volatility in the fixed income markets was short lived. Toward the end of the month, U.S. lawmakers did not reach agreement on a bill to keep the federal government funded after September 30, 2013, which led to the first U.S. government shutdown in 17 years. In the Eurozone, German Chancellor Angela Merkel secured a third term, though her Christian Democratic Union fell just short of an absolute majority, and she had to seek a coalition partner. The Italian government under Prime Minister Enrico Letta received a vote of confidence as former Prime Minister Silvio Berlusconi backed down on a threat to destabilize the ruling coalition in Italy due to a lack of support from his Freedom People party. More broadly, global PMI improved in September 2013, with Asia, Europe and the U.S. all demonstrating month-over-month expansion in manufacturing activity, suggesting to many that the worldwide economic recovery was ongoing.

For the Reporting Period overall, high yield corporate bonds posted the strongest performance within the fixed income market. Mortgage-backed securities, investment grade corporate bonds and commercial mortgage-backed securities also outperformed U.S. Treasury securities during the Reporting Period, but more modestly so. Sovereign emerging market debt was weakest within the fixed income market, as the combination of anticipation of the Fed tapering its quantitative easing program, U.S. economic growth outpacing emerging markets economic growth, and worries over an economic slowdown in China drove a sell-off in the sector during the Reporting Period. Agency securities and asset-backed securities also trailed U.S. Treasury returns, albeit more modestly. Meanwhile, U.S. Treasury yields rose during the Reporting Period across the yield curve, or spectrum of maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 75 basis points to 2.61%. Overall, the U.S. Treasury yield curve steepened during the Reporting Period, with rates on longer-term maturities increasing more than those on shorter-term maturities.

Looking Ahead

At the end of the Reporting Period, the U.S., in our view, was making good progress on the path to sustainable economic growth, and other major economies seemed to be joining the upswing. Leading economic indicators showed broad-based improvement in economic activity, especially in Europe. Going forward, we believe the combination of improving economic growth and ongoing monetary policy accommodation should be positive for spread sector performance. Further, credit fundamentals remained solid at the end of the Reporting Period, including a low number of defaults and strong balance sheets in the corporate sector. Though leverage has increased and merger and acquisition activity has risen, corporate behavior remains moderate, in our view, compared to that seen in the years before the financial crisis. On the other hand, strengthening economic growth, we believe, may well maintain upward pressure on core government yields, particularly in the U.S. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.)

The durability of economic growth outside the U.S. is still unclear. Whereas in the U.S., private sector strength has been offsetting temporary headwinds, such as weak capital expenditure and fiscal tightening, the same quality of growth is not yet evident elsewhere. Improvement in the economies of Eurozone peripheral nations has been coming from a low level, and demand remains weak across the region overall. In Japan, the initial benefits from the yen’s steep decline — the result of government and central bank policy — appeared to be

MARKET REVIEW

subsiding at the end of the Reporting Period, and the prospects for effective corporate reform remained in doubt. China’s economic rebound, in our opinion, has been mainly due to renewed investment, demonstrating policymakers’ determination to hit their 7% to 7.5% economic growth target. However, we are concerned about rising inventories and the softening of policies meant to restrain credit growth in China, which could increase the risk of crisis over the longer term, with possible spillover to the emerging markets broadly. That said, we think the emerging markets are better positioned than in the past to weather shocks, with greater economic growth, lower debt and tighter fiscal policy than many developed countries. At the same time, we expect emerging market debt returns to become more varied in the months ahead according to the strengths and weaknesses of individual economies. Such weaknesses include current account deficits, high foreign liabilities and excessive credit growth.

At the end of the Reporting Period, global liquidity remained quite strong, in our view. Eurozone and U.K. central banks were officially biased to keep interest rates low, and we think the ECB may offer more special loans going forward. The Bank of Japan could ramp up quantitative easing to offset tax hikes next year, and the Fed continues to buy $85 billion of securities per month. While the Fed’s actions and statements suggest the normalization process of monetary policy will likely be gradual, we consider that process to be underway and expect a reduction in its asset purchases by early 2014.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the four-month period ending September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -4.42%, -4.65%, -4.33%, -4.38% and -4.51%, respectively. These returns compare to the -3.89% cumulative total return of the Fund’s benchmark, the Dynamic Emerging Markets Debt Composite Index (the “Index”), which is comprised 50% of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index, 25% of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index and 25% of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index during the same time period. The components of the Fund’s blended benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of -4.55%, -3.79% and -2.74%, respectively during the Reporting Period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	When the Reporting Period began, U.S. Treasury yields increased on improving U.S. economic data and concern that the Federal Reserve (the “Fed”) would taper its quantitative easing program. As U.S. Treasury yields rose, investors in external emerging markets debt sought to reduce exposure to longer term bonds, which are generally more sensitive to changes in interest rates. This had the greatest impact on high quality issuers, who — because of their creditworthiness — are able to issue longer maturity bonds. Investors also re-assessed the attractiveness of local emerging markets debt and exited emerging market currencies in favor of the U.S. dollar.

During the Reporting Period overall, external emerging markets debt recorded a negative return. Local emerging markets debt also posted a negative return, driven by changes in local interest rates and currency depreciation.

Within the emerging markets corporate bond sector, there was approximately $271 billion in gross new issuance between January 2013 and the end of the Reporting Period. Approximately $36 billion was issued during the month of September 2013 alone. Quasi-sovereign government bonds dominated new issuance, accounting for approximately 43% of total emerging markets corporate bond issuance between January 2013 and the end of the Reporting Period, approximately 1.2 times as much issuance as during the same time period in 2012.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, largely as a result of our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, country and issue selection in external emerging markets debt overall detracted from relative performance.

The Fund’s U.S. duration and yield curve strategy added to Fund returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities within a particular sector. Also, our country and issue selection of local emerging markets debt, external emerging markets corporate bonds and emerging markets quasi-sovereign bonds enhanced relative performance.

[1]	Source: J.P. Morgan “Emerging Markets Corporate Weekly Monitor,” September 30, 2013.

PORTFOLIO RESULTS

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund was hurt by its investments in Brazilian local debt, which underperformed during the Reporting Period. Brazilian economic growth fell short of forecasts in the first quarter of 2013, increasing just 0.6% versus expectations of 0.9% — the ninth consecutive quarter of below-trend growth. At the same time, inflation remained high, leading Brazil’s central bank to start hiking interest rates in April 2013. Large protests about government services also contributed to the underperformance of Brazilian local debt during the Reporting Period. Fund returns were further dampened by an overweight in Honduras external debt, which underperformed during the Reporting Period. In addition, an underweight in the Polish zloty, accomplished through the use of forward foreign currency exchange contracts, detracted as the currency appreciated early in the Reporting Period.

On the positive side, the Fund’s underweight in Indonesian local debt enhanced relative performance during the Reporting Period. Indonesian local debt underperformed, especially during the third quarter of 2013 when it posted the lowest returns in the J.P. Morgan GBI-EMSM Index for each of the three months. Economic data fueled the weakness, after Indonesia’s already large current account deficit had widened further during the second calendar quarter. The Fund also benefited from an underweight in Polish local debt, which underperformed during the Reporting Period. The Fund’s overweight in the Brazilian real, accomplished through the use of forward foreign currency exchange contracts, contributed positively during September 2013 as the currency appreciated.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning contributed positively, albeit slightly, to relative performance. During the Reporting Period, we tactically adjusted the Fund’s duration position relative to the Index, shifting as we deemed necessary between a short duration bias and a long duration bias. Most of the positive performance occurred during August 2013 when the Fund had a short duration bias. U.S. interest rates increased in August, with the 10-year benchmark U.S. Treasury yield rising 20 basis points to 2.78%. Positive U.S. economic data also put upward pressure on interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps and credit linked notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As the Fund launched on May 31, 2013, it was not a matter of making changes during the Reporting Period but of building the portfolio.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the external debt of countries with what we considered to be strong and improving balance sheets, such as Indonesia and Russia. The Fund also continued to have an overweight in Ivory Coast external debt, which we expect to rally further. The Fund had a position in Slovenian external debt because we believe policymakers are demonstrating a willingness to work on their structural fiscal issues. In our opinion, Slovenia has good fundamentals and, as part of the European Union, is likely to receive financial support if it becomes necessary. Some of the Fund’s largest underweights relative to the Index were in the external debt of Central and Eastern European countries, such as Poland, Hungary, Lithuania and Croatia, given the potential risk of Eurozone bank deleveraging to their financial sectors. The Fund was also underweight the external debt of South Africa on concerns about ongoing labor unrest and the potential deterioration in its fiscal accounts.

In local emerging markets debt at the end of the Reporting Period, we saw attractive opportunities in Latin American local debt and had positioned the Fund with overweights in Brazil, Mexico and Colombia. We also favored Brazilian inflation linked bonds. In our opinion, Brazil offers the highest real interest rates (the rate of interest an investor can

PORTFOLIO RESULTS

expect to receive after allowing for inflation) in the world. At the end of the Reporting Period, the Fund was underweight in Asian local debt because we considered it expensive relative to the local debt of other regions. The Fund’s largest overweight position at the end of the Reporting Period was in the Dominican peso, which we accomplished through investments in Dominican local debt. The Fund also had investments in the Russian ruble and Mexican peso, accomplished through the use of forward foreign currency exchange contracts.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to have a long-term positive outlook on emerging markets debt because we believe the asset class is shifting from a niche investment to a core portfolio component. Emerging markets countries produce nearly 50% of global Gross Domestic Product (“GDP”), and yet emerging markets at the end of the Reporting Period accounted for only approximately 10% of the global fixed income market. In addition, emerging markets debt is backed by faster growing economies. Growth in the developing world was 5.1% during 2012, according to the International Monetary Fund (“IMF”), almost four times that of developed economies. Also, emerging markets economies generally have lower levels of debt-to-GDP relative to developed economies. In addition, emerging markets debt can benefit from a growing investor base, which, in our view, would promote market depth and stability.

In our opinion, emerging markets economies have become far better able to withstand shocks to the global financial system than in years past, thanks in part to reserve accumulation and improved external debt positions. We believe that greater policy autonomy has also played a key role, as credible monetary policy has helped to moderate inflation, and fiscal consolidation has reduced public sector debt. At the end of the Reporting Period, stand-alone valuations in the emerging markets reflected these fundamental improvements to some extent, but we believe the increasing recognition of emerging markets as a mature asset class should lead to more strategic allocations and could consequently boost valuations.

At the end of the Reporting Period, we continued to view external emerging markets debt as a compelling strategic asset class. In our opinion, the weak performance of the asset class during the Reporting Period was primarily the result of interest rate movements. We considered the credit risk premiums on emerging markets debt at the end of the Reporting Period excessive relative to the probability of default of the underlying issuers.

Relative to emerging markets nations’ management of interest rates, we believe the process has undergone a structural shift during the last decade. Historically, emerging markets countries tended to follow pro-cyclical monetary policies in which they tightened liquidity during times of stress in order to prevent currency depreciation. However, because most emerging markets nations have pursued what we believe are sound economic policies in recent years and have benefited from strong economic growth, we believe they are in a position to follow counter-cyclical monetary policies. In our view, overall, their yields are more sensitive to developed market interest rates than to the behavior of the credit markets. As such, we believe local currency denominated bonds offer attractive risk profiles.

Over the medium term, we expect the performance of local emerging markets debt to be supported by currency appreciation. We base this view on the strong divergence in real GDP growth between the emerging markets and the mature markets as well as on expected continuing net investment inflows to emerging markets countries. In our opinion, current account balances and foreign direct investment flows into emerging markets regions — despite some outflows during the second quarter of 2013 — should remain robust. We believe emerging markets currencies are undervalued, which makes a compelling long-term case, in our view, for currency exposure through investment in unhedged local debt.

Relative to emerging markets corporate bonds, we have a positive outlook, given that emerging markets corporate bonds have wider spreads (or yield differentials) over comparable developed markets bonds. In addition, we believe that emerging markets corporate issuers have less leverage and their balance sheets are generally robust with limited near-term need to refinance debt. Nevertheless, the liquidity of emerging markets corporate bonds is less than that of emerging markets sovereign debt. Going forward, we expect strong issuance to continue. J.P. Morgan forecasts $315 billion in emerging markets corporate bond issuance for 2013 as a whole.

FUND BASICS

Dynamic Emerging Markets Debt Fund

as of September 30, 2013

PERFORMANCE REVIEW
May 31, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Dynamic Emerging Markets Debt Composite Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-4.42%	-3.89%	3.75%	-4.81%
Class C	-4.65	-3.89	3.19	-5.75
Institutional	-4.33	-3.89	4.22	-4.81
Class IR	-4.38	-3.89	4.10	-4.87
Class R	-4.51	-3.89	3.64	-5.32

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dynamic Emerging Markets Debt Composite Index is comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (50%), the J.P. Morgan EMBISM Global Diversified Index (25%), and the J.P. Morgan CEMBISM Broad Diversified Index (25%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	Since Inception	Inception Date
Class A	-8.71%	5/31/13
Class C	-5.61	5/31/13
Institutional	-4.33	5/31/13
Class IR	-4.38	5/31/13
Class R	-4.51	5/31/13

[4]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	2.28%
Class C	2.00	3.03
Institutional	0.91	1.94
Class IR	1.00	2.03
Class R	1.50	2.53

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least May 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
Percentage of Net Assets
Mexico	10.4%
Colombia	8.6
Russia	8.4
Turkey	7.1
Peru	4.4
Poland	4.4
Brazil	4.1
Indonesia	4.0
United Arab Emirates	3.1
South Africa	2.9

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include short-term investments of 12.0%. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -5.83%, -6.19%, -5.66% and -5.71%, respectively. These returns compare to the -4.52% cumulative total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified (Gross, USD, Unhedged) Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2013, yields on 10-year U.S. Treasury securities increased on improving U.S. economic data and on concern that the Federal Reserve (the “Fed”) would taper its quantitative easing program. As U.S. Treasury yields rose, investors in external emerging markets debt sought to reduce exposure to longer term bonds, which are generally more sensitive to changes in interest rates. This had the greatest impact on high quality issuers, who — because of their creditworthiness — are able to issue longer maturity bonds. During the third quarter of 2013, external emerging markets debt posted a positive return, though spreads (or yield differentials) between comparable maturity emerging markets corporate bonds and emerging markets high yield bonds were volatile.

For the Reporting Period overall, external emerging markets debt recorded a negative return. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened 41 basis points to

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

close the Reporting Period 341 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The weakest performing emerging external debt markets during the Reporting Period, as represented by the Index, were (in U.S. dollar terms1) Indonesia (-10.28%), Brazil (-7.36%) and Venezuela (-9.11%). The top performing emerging external debt markets were Hungary (+5.71%), Pakistan (+17.06%) and Egypt (+9.27%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s performance was hampered by our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, the Fund’s results were hurt by our country and issue selection of local emerging markets debt, emerging markets corporate bonds and emerging markets quasi- sovereign bonds.

The Fund benefited from our country and issue selection of external emerging markets debt overall. Also enhancing relative performance was our sector positioning, particularly the Fund’s allocations to emerging markets corporate bonds and emerging markets quasi-sovereign bonds. The Fund’s U.S. duration and yield curve strategy further added to Fund returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities within a particular sector.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A

The Fund’s underweight in Hungarian external debt dampened relative performance. Hungarian external debt outperformed during the Reporting Period. An overweight in Indonesian external debt also detracted. Economic data

PORTFOLIO RESULTS

fueled weakness in Indonesia external debt during the third quarter of 2013 after the country’s already large current account deficit had widened further during the second calendar quarter. In addition, the Fund was hampered by its overweight in Brazilian local debt, which underperformed. Brazilian economic growth fell short of forecasts in the first quarter of 2013, increasing just 0.6% versus expectations of 0.9% — the ninth consecutive quarter of below-trend growth. At the same time, inflation remained high, leading Brazil’s central bank to start hiking interest rates in April 2013. Large protests about government services also contributed to the underperformance of Brazilian external debt during the Reporting Period. An investment in the Mexican peso, accomplished through the use of forward foreign currency exchange contracts, hurt Fund returns. The Mexican peso depreciated during May 2013 on concern the Fed might reduce its quantitative easing measures.

On the positive side, the Fund benefited from its underweight in Turkish external debt, which underperformed during the Reporting Period, especially during the third calendar quarter. Turkey was pressured both by civil unrest and a large current account deficit (5.4% of Turkish Gross Domestic Product (“GDP”) as of July 2013) and expectations of soft domestic demand going forward. The escalation of the Syrian conflict added to Turkey’s list of vulnerabilities during August 2013, with the broad market beginning to price in potential disruptions in oil supply and further instability across the Middle East. An increase in oil prices would negatively affect Turkey because the country is a net energy importer, while instability could disrupt Turkey’s export markets. The Fund’s holdings of Slovenian external debt contributed positively during the Reporting Period. An underweight in the Indonesian rupiah, accomplished through the use of forward foreign currency exchange contracts, also added to relative returns. The Indonesian rupiah depreciated significantly during the Reporting Period, as investors focused on Indonesia’s large current account deficit. Indonesia’s central bank hiked interest rates three times during the third quarter of 2013, raising the benchmark rate from 6.0% to 7.25%, in an effort to defend the falling currency. The Fund’s underweight in Polish local debt, which underperformed during the Reporting Period, also enhanced relative performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning contributed positively, albeit slightly, to relative performance. During the Reporting Period, we tactically adjusted the Fund’s duration position relative to the Index, shifting as we deemed necessary between a short duration bias and a long duration bias. Most of the positive performance occurred during August 2013 when the Fund had a short duration bias. U.S. interest rates increased in August, with the 10-year benchmark U.S. Treasury yield rising 20 basis points to 2.78%. Positive U.S. economic data also put upward pressure on interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps and credit linked notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we decreased the Fund’s underweight position in Brazilian external debt but continued to maintain an underweight. We moved the Fund from an underweight in South African external debt to a neutral position by the end of the Reporting Period. The Fund, which had a neutral position in Mexican external debt at the beginning of the Reporting Period, had an overweight position at the end of the Reporting Period. In addition, we shifted the Fund from an overweight position in Ukrainian

PORTFOLIO RESULTS

external debt to an underweight position. The Fund was neutral to slightly underweight in Turkish external debt at the beginning of the Reporting Period but was strongly underweight at the end of the Reporting Period. We increased the Fund’s already underweight position in South Korean local debt during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the external debt of countries with what we considered to be strong and improving balance sheets, such as Indonesia and Russia. The Fund also continued to have an overweight compared to the Index in Ivory Coast external debt, which we expect to rally further. The Fund had a position in Slovenian external debt because we believe policymakers are demonstrating a willingness to work on their structural fiscal issues. In our opinion, Slovenia has good fundamentals and, as part of the European Union, is likely to receive financial support if it becomes necessary. Some of the Fund’s largest underweights relative to the Index were in the external debt of Central and Eastern European countries, such as Poland, Hungary, Lithuania and Croatia, given the potential risk of Eurozone bank deleveraging to their financial sectors. The Fund was also underweight compared to the Index in South Africa on concerns about ongoing labor unrest and the potential deterioration in its fiscal accounts.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to have a long-term positive outlook on emerging markets debt because we believe the asset class is shifting from a niche investment to a core portfolio component. Emerging markets countries produce nearly 50% of global GDP, and yet emerging markets at the end of the Reporting Period accounted for only approximately 10% of the global fixed income market. In addition, emerging markets debt is backed by faster growing economies. Growth in the developing world was 5.1% during 2012, according to the International Monetary Fund (“IMF”), almost four times that of developed economies. Also, emerging markets economies generally have lower levels of debt-to-GDP relative to developed economies. In addition, emerging markets debt can benefit from a growing investor base, which, in our view, would promote market depth and stability.
In our opinion, emerging markets economies have become far better able to withstand shocks to the global financial system than in years past, thanks in part to reserve accumulation and improved external debt positions. We believe that greater policy autonomy has also played a key role, as credible monetary policy has helped to moderate inflation, and fiscal consolidation has reduced public sector debt. At the end of the Reporting Period, stand-alone valuations in the emerging markets reflected these fundamental improvements to some extent, but we believe the increasing recognition of emerging markets as a mature asset class should lead to more strategic allocations and could consequently boost valuations.

At the end of the Reporting Period, we continued to view external emerging markets debt as a compelling strategic asset class. In our opinion, the weak performance of the asset class during the Reporting Period was primarily the result of interest rate movements. We considered the credit risk premiums on emerging markets debt at the end of the Reporting Period excessive relative to the probability of default of the underlying issuers.

FUND BASICS

Emerging Markets Debt Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-5.83%	-4.52%	4.58%	4.56%
Class C	-6.19	-4.52	4.06	4.04
Institutional	-5.66	-4.52	5.14	5.12
Class IR	-5.71	-4.52	5.05	5.03

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified (Gross, USD, Unhedged) Index is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.97%	9.14%	8.92%	9.12%	8/29/03
Class C	-6.37	9.37	N/A	6.66	9/29/06
Institutional	-4.35	10.54	9.82	10.01	8/29/03
Class IR	-4.46	N/A	N/A	6.13	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.26%
Class C	1.98	2.01
Institutional	0.89	0.92
Class IR	0.97	1.01

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/13	as of 3/31/13
Mexico	6.9%	9.3%
Colombia	6.6	6.6
Russia	6.2	4.2
United States	5.1	2.5
Indonesia	5.0	6.3
Venezuela	4.3	5.7
Turkey	4.2	6.4
Brazil	3.9	3.5
Chile	3.4	3.8
Dominican Republic	3.0	3.3

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include short-term investments of 0.6% as of 9/30/13 and 1.4% as of 3/31/13. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 0.28%, -0.09%, -0.10%, 0.59%, 0.20%, 0.41% and 0.15%, respectively. These returns compare to the 0.81% cumulative total return of the Fund’s benchmark, the Barclays U.S. High-Yield Bond 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield bond market as a whole during the Reporting Period?

A	When the Reporting Period began, high yield corporate bonds recorded gains as yields reached all-time lows. However, commentary from the Federal Reserve (the “Fed”) about the potential tapering of its quantitative easing program led to a sharp increase in U.S. Treasury yields during May and June 2013. Yields on five-year and 10-year U.S. Treasury securities rose 63 basis points and 64 basis points, respectively, during the second calendar quarter overall. (A basis point is 1/100th of a percentage point.) The yields on high yield corporate bonds also increased as volatility picked up, and high yield corporate bond mutual funds experienced record investment outflows. During the second calendar quarter, option adjusted spreads widened 35 basis points, ending June 2013 at 492 basis points. The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. Lower quality credits performed best during the second quarter of 2013 due to their lower sensitivity to an increase in interest rates. High yield corporate bonds underperformed both high yield loans (represented by the Barclays Bank Loan Index/U.S. High-Yield Loan Index) and equities (represented by the S&P 500® Total Return Index). During the second calendar quarter, the average price of a high yield corporate bond dropped $3.72 to $101.57, and yields on high yield corporate bonds ended June 2013 at 6.66%, up 99 basis points.[1]

In the third quarter of 2013, the high yield corporate bond market posted positive returns. Riskier assets overall performed well as volatility began to subside. Option adjusted spreads tightened by 31 basis points, ending the Reporting Period at 461 basis points. Lower quality credits performed best. High yield corporate bonds underperformed equities but outperformed high yield loans. The average price of a high yield corporate bond increased $0.27 to $101.84, and the yields on high yield corporate bonds decreased 43 basis points to end the Reporting Period at 6.23%.[1]

Issuance was strong during the second calendar quarter despite increased market volatility in May and June 2013, with $98.6 billion of bonds priced across 218 deals. Refinancing continued to be the primary use of proceeds, though this slowed as acquisition finance and general corporate expenditures increased. During the third calendar quarter, after a typical summer slowdown in July and August 2013, issuance picked up significantly in September 2013. In fact, September was the most active new issuance market on record, as $52.7 billion in bonds were priced during the month, bringing the third calendar quarter total to $91.3 billion across 172 deals.[1]

Demand for high yield corporate bonds dropped drastically during the second quarter of 2013. June 2013 saw record investment outflows, as $11.8 billion was withdrawn from high yield corporate bond mutual funds. However, demand picked up significantly near the end of the third quarter of 2013. For the third calendar quarter overall, high yield corporate bond mutual funds saw investment inflows of $6.6 billion, $5.2 billion of which was in September 2013 alone.[1]

[1]	Source: J.P. Morgan.

PORTFOLIO RESULTS

The default rate for high yield corporate bonds remained quite low in historical terms. During the Reporting Period as a whole, there were 12 defaults among high yield issuers, affecting approximately $5.1 billion in bonds. The 12-month par-weighted default high yield corporate bond rate through September 30, 2013 was 1.09%.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index. Because we expected spreads (yield differential between high yield corporate bonds and U.S. Treasury securities of similar maturity) to narrow, the Fund was underweight short spread duration credits and overweight intermediate spread duration credits. (Spread duration represents the price sensitivity of a high yield bond to a change in spreads.) This positioning hurt relative performance when spreads widened slightly during the Reporting Period. In addition, the Fund was hampered by its cash position and an overweight to emerging markets corporate bonds. Its long duration position also dampened relative performance. Duration is a measure of a portfolio’s sensitivity to changes in interest rates.

Slightly offsetting these results was the Fund’s overweight to lower credit-quality credits, which contributed positively to relative results. The Fund also benefited from its overweighted positions in Euro-denominated bonds and non-rated credits.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s overweight in lower credit-quality credits, in particular its overweighted position in CCC-rated bonds, and its underweighted position in higher credit-quality credits, particularly BB-rated bonds, added to relative returns, as lower quality bonds outperformed higher quality bonds during the Reporting Period.

In terms of sector positioning, the Fund benefited from overweighted positions in commercial services, food and drugs, and chemicals. In addition, an underweight in utilities contributed positively. This was slightly offset by overweighted positions in home construction, gaming and cellular telecommunications, which detracted. An underweighted position in technology also detracted from relative returns.

Relative to issue selection, Fund performance was enhanced by overweighted positions in Sitel, a telemarketing and outsourcing business, and in the restructured equity of Houghton Mifflin, an educational and trade publisher. The Fund benefited from its lack of exposure to electric utility company Energy Future Holdings and from a neutral position relative to the Index in automobile maker General Motors. Detracting were the Fund’s overweighted positions in OGX Petróleo e Gás Participações, a Brazilian oil and gas company; Getty Images, a stock photo agency; Caesars Entertainment, a casino operator; and Sprint Nextel, a telecommunications firm.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s slightly long duration bias compared to the Index detracted from relative performance as interest rates increased during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Near the end of the second quarter of 2013, we made a tactical decision to reduce the Fund’s exposure to risk. Overall, we had a positive outlook for the U.S. economy, the health of U.S. corporations and corporate default rates. Though these views supported an overall favorable view of spreads, we saw several threats to the near-term performance of corporate credit overall. Volatility had increased, the relative attractiveness of other fixed income assets, notably mortgage-backed securities, had improved, and large non-traditional investors — who owned high yield securities because of their relatively higher yields — were selling many of their high yield investments. We implemented a higher risk target in September 2013 after the Fed said it would maintain the pace of its asset purchases under quantitative easing and the Syrian crisis was resolved without military intervention.

PORTFOLIO RESULTS

Throughout the Reporting Period, we maintained the Fund’s overweight in lower credit-quality bonds. We increased the Fund’s exposure to energy as well as to retail and apparel. We decreased exposure to non-cellular telecommunications and health care. In addition, over the course of the Reporting Period, we increased the Fund’s exposure to European credits.
Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight commercial services, gaming and lodging, and home construction relative to the Index. It was underweight compared to the Index in gas utilities, autos, and metals and mining at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed corporate profitability was reasonably strong and did not expect defaults to pick up for at least another 18 months. We had also observed a greater willingness by corporations to increase debt — either for growth initiatives or to enhance shareholder returns — and as a result, somewhat more aggressive deals are being brought to market. Though we continue to see broadly healthy balance sheets and an economic environment that is supportive of modestly higher debt, we plan to monitor this trend for signs of excess.

FUND BASICS

High Yield Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. High-Yield Bond 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.28%	0.81%	5.06%	5.06%
Class B	-0.09	0.81	4.55	4.55
Class C	-0.10	0.81	4.55	4.55
Institutional	0.59	0.81	5.64	5.64
Service	0.20	0.81	5.14	5.14
Class IR	0.41	0.81	5.55	5.55
Class R	0.15	0.81	5.05	5.05

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. High-Yield Bond 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.03%	9.98%	7.19%	6.41%	8/1/97
Class B	0.69	9.83	7.05	5.32	8/1/97
Class C	4.93	10.19	6.89	5.95	8/15/97
Institutional	7.29	11.45	8.08	7.11	8/1/97
Service	6.62	10.85	7.53	6.57	8/1/97
Class IR	7.05	11.36	N/A	7.56	11/30/07
Class R	6.52	10.72	N/A	6.98	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.05%
Class B	1.80	1.80
Class C	1.80	1.80
Institutional	0.71	0.71
Service	1.21	1.21
Class IR	0.80	0.80
Class R	1.30	1.30

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN ISSUERS AS OF 9/30/13[6]
Company	% of Net Assets	Line of Business
Sprint Nextel Corp.	3.2%	Telecommunications – Cellular
HCA, Inc.	2.3	Health Care – Services
First Data Corp.	2.2	Technology –Software/Services
Reynolds Group Issuer, Inc.	1.8	Packaging
Intelsat Luxembourg SA	1.8	Telecommunications – Satellites
MGM Resorts International	1.8	Gaming
HD Supply, Inc.	1.5	Consumer Products – Industrial
The AES Corp.	1.4	Utilities – Electric
Caesars Entertainment Operating Co., Inc.	1.3	Gaming
Frontier Communications Corp.	1.3	Telecommunications

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/13	as of 3/31/13
Energy	12.2%	10.2%
Telecommunications	9.6	10.7
Media	7.8	6.7
Health Care	7.2	8.0
Finance	6.6	7.2
Consumer Products	6.0	5.7
Technology	5.3	5.2
Gaming	5.2	6.1
Services Cyclical	3.9	3.8
Home Construction	3.3	2.7

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 1.7% as of 9/30/13 and 2.7% as of 03/31/13. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.80%, 0.43%, 0.98%, 0.93% and 0.67%, respectively. These returns compare to the 1.35% cumulative total return of the Fund’s benchmark, the Barclays U.S. High-Yield Loans Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	The high yield loan market remained relatively firm throughout the Reporting Period. The weighted average price for the loans in the Index was relatively flat, declining slightly from $98.14 to $98.05.

When the Reporting Period began in the second quarter of 2013, high yield loans generated healthy returns, as the Federal Reserve’s (the “Fed”) quantitative easing program pushed down interest rates and motivated investors to seek higher-yielding alternatives to U.S. Treasury securities and mortgage-backed securities. After the Fed hinted in mid-May 2013 it might taper quantitative easing, conditions grew more volatile, and the high yield loan market sold off during May and June 2013. Volatility decreased in July 2013, as U.S. Treasury yields started to stabilize, and high yield loans performed well. Their performance then cooled again during August 2013. In September 2013, high yield loans provided positive returns on improved risk sentiment following the Fed’s surprise announcement that it would not taper its quantitative easing program. By the end of the Reporting Period, the high yield loan market had retraced all the losses it had incurred in the broad market selloff during May and June 2013.

The technical backdrop was supportive for high yield loans during the Reporting Period. Demand was strong, as yields remained near all-time lows and issuers continued to refinance their existing debt. Primary market activity remained at sustained high levels, with $301 billion of new high yield loans issued during the Reporting Period. Proceeds were used primarily to refinance existing debt, as companies remained focused on managing cash and extending maturities. However, there was also a noticeable uptick in more aggressive deals, with 43.2% of proceeds from the September 2013 new issuance used to finance acquisitions as compared to 18.3% for the period between January 2013 and the end of the Reporting Period.[1]

Investment inflows into high yield loan mutual funds were also strong. High yield loan mutual funds saw investment inflows of $52.3 billion, eclipsing the previous high of $17.9 billion set during calendar year 2010. At the end of the Reporting Period, high yield loan mutual funds had 67 consecutive weeks of investment inflows. Meanwhile, issuance of collateralized loan obligations (“CLOs”) was robust, with $70.3 billion priced during the first 3 quarters of 2013.[1]

During the Reporting Period, the default rate for high yield loans remained quite low on a historical basis. There were six defaults among high yield loan issuers during the Reporting Period, affecting $6.21 billion in high yield loans. The trailing 12-month loan-only default rate through September 30, 2013 was 1.94%.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s bias toward higher quality securities was most responsible for its underperformance during the Reporting Period. The Fund was also hindered by its cash position.

[1]	Source: J.P. Morgan.

PORTFOLIO RESULTS

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	The Fund was hampered by its “up-in-quality” bias during the Reporting Period. It was overweight higher credit-quality BB-rated high yield bank loans and underweight lower credit-quality CCC-rated high yield bank loans. During the Reporting Period, CCC-rated high yield bank loans rallied, outperforming the Index as a whole.

These results were offset somewhat by effective issue selection. Fund performance was enhanced by its exposure to telecommunications firm Verizon; publishing and business services provider McGraw Hill; and clothing manufacturer American Apparel. The Fund also benefited from its lack of exposure to Energy Future Holdings, an electric utility company, and Avaya, a global provider of business communications and collaboration systems. Detracting during the Reporting Period were investments in telecommunications company Sprint-Nextel and stock photo agency Getty Images. In addition, the Fund was hurt by its lack of exposure to Education Management, a private operator of post-secondary educational institutions; Federal-Mogul, a supplier of automotive products; and Supermedia, a marketing company.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. The Fund also employed interest rate swaps as a cost-efficient instrument to provide us with greater precision and versatility in the management of duration. Interest rate swaps are only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to building materials, food and tobacco, gaming and lodging, packaging, and retail and apparel. We reduced the Fund’s exposure to commercial services and energy.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in media and telecommunications, consumer non-durables, and food and tobacco. It was underweight relative to the Index in information technology, utilities and health care. Relative to individual issuers, we focused Fund investments on higher conviction names and maintained our investing discipline in the face of continued investment inflows into the asset class.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Looking ahead, we expect several factors to boost demand for high yield loans, including strong investor appetite for yield in an ultra-low interest rate environment and revival of the structured finance market. Even if there are further modest declines in yields as a result of refinancing and repricing activity, we believe high yield loans are likely to remain attractive, largely because of their persistently and historically low default rate (to date).

When the Reporting Period ended, the Fund was focused on B-rated to BB-rated high yield loans. We continued to maintain the Fund’s “up-in-quality” bias for three reasons. First, we believe as one reaches for yield in lower-rated credits, the volatility of returns on high yield loans tends to be substantially higher with minimal total return benefit over time. Second, corporate leverage has risen as more companies take advantage of favorable market conditions to raise debt. Third, we believe issuers’ terms on loans are becoming more aggressive.

We intend to continue to look for attractive investments in high quality companies that in our view generally exhibit some of the following characteristics: 1) leading market positions; 2) high cash flow generative businesses with attractive returns on capital; and 3) high barriers to entry,

PORTFOLIO RESULTS

such as regulatory approvals or significant required initial investments in infrastructure or intellectual property. Overall, in the course of our credit analysis, we look for appropriately capitalized industry leaders with characteristics that may better enable the businesses to weather economic cycles.

FUND BASICS

High Yield Floating Rate Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. High-Yield Loans Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.80%	1.35%	3.09%	3.09%
Class C	0.43	1.35	2.41	2.41
Institutional	0.98	1.35	3.51	3.51
Class IR	0.93	1.35	3.42	3.42
Class R	0.67	1.35	2.92	2.92

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. High-Yield Loans Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Since Inception	Inception Date
Class A	1.54%	2.61%	3/31/11
Class C	2.18	2.83	3/31/11
Institutional	4.35	3.99	3/31/11
Class IR	4.25	3.88	3/31/11
Class R	3.73	3.34	3/31/11

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	1.04%
Class C	1.79	1.79
Institutional	0.70	0.70
Class IR	0.80	0.80
Class R	1.28	1.28

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/13	as of 3/31/13
Food & Beverages	7.4%	3.1%
Media – Broadcasting & Radio	6.4	5.4
Retailers	6.1	9.0
Health Care	4.5	6.2
Health Care – Services	4.3	3.4
Airlines	4.0	2.0
Services Cyclical – Business Services	3.8	5.4
Media – Cable	3.7	3.5
Technology – Software/Services	3.4	1.7
Wireless Telecommunications	3.3	2.8

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include short-term investments of 11.2% as of 09/30/13 and 27.2% as of 03/31/13. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of -2.62%, -2.46%, -2.50% and -2.46%, respectively. These returns compare to the -2.74% cumulative total return of the Fund’s benchmark, the Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	The investment grade corporate bond market declined overall during the Reporting Period. After strong performance early in the second quarter of 2013, when the Reporting Period began, investment grade corporate bonds sold off during June 2013 in response to indications from the Federal Reserve (the “Fed”) that it would taper its quantitative easing program if economic data strengthened. Investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, widened by 13 basis points to end the second calendar quarter at 152 basis points. (A basis point is 1/100th of a percentage point.) European investment grade corporate bonds outperformed U.S. investment grade corporate bonds, as investors digested the possibility of a reduction in the Fed’s asset purchases. In Europe, a loss of momentum in manufacturing, slowing inflation and weak lending growth contributed to a widespread belief that the European Central Bank would continue its easing measures.

During the third quarter of 2013, investment grade corporate bonds rebounded somewhat. Investment grade credit spreads tightened by 11 basis points, ending the Reporting Period at 141 basis points. European investment grade corporate bonds outperformed U.S. investment grade corporate bonds, largely in response to European economic data that exceeded expectations. Meanwhile, the U.S. economy hit a soft patch.

Issuance was strong during the Reporting Period as a whole. In the second quarter of 2013, U.S. new issuance was approximately $188 billion, and European new issuance was approximately $108 billion. In the third calendar quarter, U.S. new issuance was approximately $230 billion, and European new issuance was approximately $123 billion. For 2013 through September 30, 2013, U.S. new issuance totaled approximately $653 billion, and European new issuance totaled approximately $383 billion. The largest corporate debt offering on record took place during the Reporting Period, as Verizon sold $49 billion of bonds on orders by investors of nearly double that amount.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Issue selection amongst investment grade corporate bonds was most responsible for the Fund’s relative outperformance during the Reporting Period. Our cross-sector strategy also enhanced relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s duration and yield curve positioning contributed positively to relative results as well. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities within a particular sector.

There were no meaningful detractors from the Fund’s returns during the Reporting Period.

[1]	Source: Goldman Sachs Asset Management.

PORTFOLIO RESULTS

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	Individual issue selection of investment grade corporate bonds added to the Fund’s relative returns. In terms of sector positioning, the Fund benefited from select investments in the investment grade corporate bonds of industrial companies. The Fund’s underweight in the highest credit quality investment grade corporate bonds also added to relative performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning enhanced relative performance during the Reporting Period. We tactically adjusted the Fund’s duration position relative to the Index during the Reporting Period, shifting as we deemed necessary between a short duration bias and a long duration bias. At the end of the Reporting Period, the Fund had a short duration bias. Ten-year U.S. Treasury security yields increased from 1.85% at the beginning of the Reporting Period to 2.61% at the end of the Reporting Period. Yields of 30-year U.S. Treasury securities started the Reporting Period at 3.10% and ended the Reporting Period at 3.69%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, it used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”). It utilized forward foreign currency exchange contracts to hedge currency exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Following very strong performance early in the Reporting Period, we decreased the Fund’s position in investment grade corporate bonds during May 2013. In early June 2013, we further decreased the Fund’s position, adopting an underweight in investment grade corporate bonds, because we saw more attractive opportunities in other asset classes. In late June 2013, we increased the Fund’s holdings of investment grade corporate bonds as investment grade credit spreads tightened. In late August 2013, we reduced the Fund’s overweight position in investment grade corporate bonds because we believed there would be increased volatility in response to the uncertainty about Syria, identity of the next Fed chairman, possibility of Fed tapering, U.S. budget negotiations, softer economic data, weaker corporate earnings and large amounts of new corporate issuance. During September 2013, as uncertainty lessened, we increased the Fund’s overweight in investment grade corporate bonds, ending the Reporting Period with a small overweight position overall. Also, during the Reporting Period, we established a position in high quality, long-dated municipal bonds, as prior underperformance of the sector drove valuations to what we considered to be attractive levels.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in real estate investment trusts (“REITs”) and banking. The Fund was also overweight communications, transportation and natural gas utilities. Compared to the Index, the Fund was underweight consumer non-cyclical sectors, capital goods and technology. In terms of maturities, we generally favored lower credit-quality issues and intermediate maturities.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we were targeting an overweighted position relative to the Index in investment grade corporate bonds, mainly due to our positive outlook for U.S. economic growth and expectations for Fed policy continuity. We also believed global risks, such as military intervention in Syria, had diminished. In our opinion, underlying corporate fundamentals remained solid, with most companies enjoying high profit margins and healthy cash balances. Furthermore, we believe a shortage of high quality assets should support demand for investment grade corporate bonds. Nonetheless, we remain cautious because leveraged buyouts and shareholder-friendly activities are increasing. At the end of Reporting Period, we favored issues lower on the credit quality spectrum and credits in the intermediate part of the yield curve, primarily because of our view on their attractive valuations.

FUND BASICS

Investment Grade Credit Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-2.62%	-2.74%	2.99%	2.84%
Institutional	-2.46	-2.74	3.44	3.29
Class IR	-2.50	-2.74	3.35	3.20
Separate Account	-2.46	-2.74	3.44	3.29
Institutional

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	-4.56%	7.07%	4.23%	11/3/03
Institutional	-0.60	8.23	5.02	11/3/03
Class IR	-0.69	N/A	4.82	7/29/11
Separate Account Institutional	-0.60	8.25	5.05	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.84%
Institutional	0.38	0.50
Class IR	0.48	0.59
Separate Account Institutional	0.38	0.50

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association and Federal Home Loan Mortgage Corp., which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similarly to any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATION[8]
	Percentage of Net Assets
	as of 9/30/13	as of 3/31/13
Banks	15.4%	19.7%
Energy	9.3	10.6
Real Estate Investment Trusts	6.7	9.3
Wirelines Telecommunications	6.4	2.3
Electric	5.6	2.8
Pipelines	5.1	4.4
Media	3.3	4.1
Food & Beverage	3.0	6.8
Brokerage	2.8	3.4
Technology	2.6	1.8

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 0.2% as of 9/30/13 and 0.2% as of 3/31/13. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Local Emerging

Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -8.66%, -8.89%, -8.50% and -8.55%, respectively. These returns compare to the -7.44% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified (Gross, USD, Unhedged) Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	During the Reporting Period, U.S. Treasury yields increased on improving U.S. economic data and on concern that the Federal Reserve (the “Fed”) would taper its quantitative easing program. Faced with higher U.S. Treasury yields, investors re-assessed the attractiveness of local emerging markets debt and exited emerging market currencies in favor of the U.S. dollar. Local emerging markets debt recorded a negative return during the Reporting Period, driven by changes in local interest rates and currency depreciation. Emerging markets currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, returned -1.92%. Among countries, on a total market-value weighted basis, the weakest performers (in U.S. dollar terms1) during the Reporting Period were Indonesia (-26.18%), Turkey (-13.44%) and Brazil (-9.72%). The top performers were Hungary (+12.67%), Poland (+4.30%) and Romania (+10.15%).

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, primarily as a result of our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts and bonds denominated in local currencies). Our sector positioning also detracted from Fund returns. The Fund benefited from country and issue selection among local currency denominated bonds and external emerging markets debt.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s holdings of Brazilian local debt detracted from relative returns. Brazilian economic growth fell short of forecasts during the first quarter of 2013, increasing just 0.6% versus expectations of 0.9% — the ninth consecutive quarter of below-trend growth. At the same time, inflation remained high, leading Brazil’s central bank to start hiking interest rates. Large protests about government services also contributed to the underperformance of Brazilian local debt during the Reporting Period. In addition, the Fund was hampered — especially during the second quarter of 2013 when the Reporting Period began — by its investments in Mexican local debt. An investment in the Mexican peso and an overweight in the Indian rupee, both positions accomplished through the use of forward foreign currency exchange contracts, also detracted from relative results. The Mexican peso and the Indian rupee depreciated significantly during the second calendar quarter on concern the Fed might reduce its quantitative easing measures.

PORTFOLIO RESULTS

On the positive side, the Fund’s underweight in Indonesian local debt enhanced relative performance during the Reporting Period. Indonesian local debt underperformed, especially during the third quarter of 2013 when it posted the lowest returns in the Index for each of the three months. Economic data fueled the weakness, as Indonesia’s already large current account deficit had widened further during the second calendar quarter. Also, during the Reporting Period, the Fund’s holdings of South Korean local debt added to relative returns, especially early in the Reporting Period. As Polish local debt underperformed during the Reporting Period, the Fund benefited from an underweight position. In addition, the Fund’s overweight in the South Korean won, accomplished through the use of forward foreign currency exchange contracts, contributed positively as the South Korean won appreciated during April and early May 2013.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps and credit linked notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from neutral positions relative to the Index in Colombian and Mexican local debt to overweight positions. We increased the Fund’s overweight in Brazilian local debt and increased its underweight in Malaysian local debt. We increased the Fund’s underweight in South Korean local debt so it was significantly underweight by the end of the Reporting Period. At the beginning of the Reporting Period, the Fund had an overweight relative to the Index in Russian local debt, which we reduced to an underweight by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, we saw attractive opportunities in Latin American local debt and had positioned the Fund with overweights in Brazil, Mexico and Colombia. We also favored Brazilian inflation linked bonds. In our opinion, Brazil offers the highest real interest rates (the rate of interest an investor can expect to receive after allowing for inflation) in the world. At the end of the Reporting Period, the Fund was underweight in Asian local debt because we considered it expensive relative to the local debt of other regions. The Fund’s largest overweight position at the end of the Reporting Period was in the Dominican peso, which we accomplished through investments in Dominican local debt. The Fund also had investments in the Russian ruble and Mexican peso, accomplished through the use of forward foreign currency exchange contracts.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Relative to emerging markets nations’ management of interest rates, we believe the process has undergone a structural shift during the last decade. Historically, emerging markets countries tended to follow pro-cyclical monetary policies in which they tightened liquidity during times of stress in order to prevent currency depreciation. However, because most emerging markets nations have pursued what we believe are sound economic policies in recent years and have benefited from strong economic growth, we believe they are in a position to follow counter-cyclical monetary policies. In our view, overall, their yields are more sensitive to developed market interest rates than to the behavior of the credit markets. As such, we believe local currency denominated bonds offer attractive risk profiles.

Over the medium term, we expect the performance of local emerging markets debt to be supported by currency appreciation. We base this view on the strong divergence in real Gross Domestic Product (“GDP”) growth between the emerging markets and the mature markets as well as on expected continuing net investment inflows to emerging markets countries. In our opinion, current account balances and foreign direct investment flows into emerging markets regions — despite some outflows during the second quarter of 2013 — should remain robust. We believe emerging markets currencies are undervalued, which makes a compelling long-term case, in our view, for currency exposure through investment in unhedged local debt.

FUND BASICS

Local Emerging Markets Debt Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-8.66%	-7.44%	4.87%	4.68%
Class C	-8.89	-7.44	4.35	4.15
Institutional	-8.50	-7.44	5.44	5.24
Class IR	-8.55	-7.44	5.34	5.14

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified (Gross, USD, Unhedged) Index is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	-9.05%	4.30%	2.25%	2/15/08
Class C	-6.32	4.54	2.36	2/15/08
Institutional	-4.44	5.64	3.44	2/15/08
Class IR	-4.54	N/A	3.44	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.38%
Class C	2.00	2.13
Institutional	0.91	1.04
Class IR	1.00	1.12

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/13	as of 3/31/13
Turkey	13.8%	12.7%
United States	11.5	2.4
Brazil	7.9	6.8
Thailand	7.6	6.4
Colombia	7.5	3.1
Poland	6.5	5.4
Russia	6.2	11.9
Mexico	6.0	8.9
Indonesia	4.8	4.9
South Africa	4.4	4.0

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 5.4% as of 9/30/13 and 5.2% as of 3/31/13. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of -1.10%, -0.83%, -0.98% and -0.84%, respectively. These returns compare to the -0.92% cumulative total return of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2013 when the Reporting Period began, the mortgage-backed securities market declined. One of the key drivers of the underperformance was Federal Reserve (“Fed”) Chair Ben Bernanke’s implication that the Fed would start reducing its quantitative easing program in 2013, sooner than expected. In the third calendar quarter, mortgage-backed securities retraced some of their losses on positive economic data and on the Fed’s announcement in September 2013 that it would not yet taper quantitative easing.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our cross-sector strategy contributed positively to relative performance overall. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s yield curve and duration strategy also added to relative returns during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Detracting was our bottom-up individual issue selection among government securities and agency mortgage-backed securities.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	Our bottom-up individual issue selection among government securities and agency mortgage-backed securities hampered the Fund’s relative performance during the Reporting Period. In particular, the Fund’s overweight in U.S. Treasury securities dampened returns, as yields increased during May, June and July 2013. Also, during May 2013, the Fund’s underweighted exposure relative to the Index in higher coupon agency mortgage-backed securities (i.e., those with higher interest rates) detracted from relative performance. In addition, the Fund’s investments in agency multi-family mortgage-backed securities hurt returns. During September 2013, agency multi-family mortgage-backed securities lagged most other spread (or non-government) sectors of the fixed income market. They also underperformed agency single-family mortgage-backed securities after the Fed announced in mid-September 2013 that it would not yet taper its quantitative easing program.

On the positive side, our sector positioning enhanced relative returns. More specifically, the Fund benefited from our tactical shifts of its weightings in mortgage-backed securities throughout June 2013, as spreads (or yield differentials) between mortgage-backed securities and comparable maturity U.S. Treasuries widened and tightened. In addition, the Fund’s overweighted position in non-agency residential mortgage-backed securities added to results, led by particularly strong performance during April 2013.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning strategy contributed positively to relative performance during the Reporting Period. In April 2013, the Fund’s underweight in the seven-year segment of the U.S. Treasury yield curve dampened performance as interest rates declined. This was more than offset in August 2013 when the Fund was underweight the 10-year segment of the U.S. Treasury yield curve and interest rates increased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. It used Eurodollar futures to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund uses mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used swaptions to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets. The Fund also employed derivatives contracts called CMBX, which reference the performance of a list of commercial mortgage-backed securities (“CMBS”), to help us express the Fund’s marginal overweight to the CMBS sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Because of uncertainty about the future of the Fed’s quantitative easing program, we shifted the Fund from a significantly short duration bias relative to the Index at the beginning of the Reporting Period to a less short duration bias by the end of the Reporting Period. Over the course of the Reporting Period, we moved the Fund from a modest underweight relative to the Index in agency mortgage- backed securities to a neutral position, expressed through an overweight in agency multi-family mortgage-backed securities and an underweight in pass-through mortgage securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) At the beginning of the Reporting Period, the Fund had an underweight position in par coupon securities (securities with a price that is close to par). However, we shifted to an overweighted allocation to these securities relative to the Index at the end of the Reporting Period, as the Fed continued to support these coupons and as interest rate movements supported their relative value, in our view.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in CMBS. It was underweight compared to the Index in pass-through mortgage securities, asset-backed securities and residential mortgage-backed securities. At the end of the Reporting Period, the Fund also had positions in agency collateralized mortgage obligations and government securities, which are not represented in the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	In the months ahead, we expect to remain neutral relative to the Index in the Fund’s allocation to agency mortgage- backed securities. At the end of the Reporting Period, we favored agency multi-family mortgage-backed securities because, in our opinion, their agency backing, coupled with prepayment protection on the underlying loans, results in a high credit quality investment with stable expected cash flows. Relative to coupon selection, we plan to maintain the Fund’s underweight in higher coupons, as we believe they are most susceptible to increased prepayment risk. We remained constructive on non-agency mortgage-backed securities because of improving housing fundamentals and their relatively wide spreads compared to U.S. Treasuries. We favored short duration, high-quality CMBS, which offered attractive relative value, in our view, at the end of the Reporting Period. In addition, we had a positive outlook on collateralized loan obligations and Federal Family Education Loan Program (“FFELP”) asset-backed securities.

FUND BASICS

U.S. Mortgages Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.10%	-0.92%	1.12%	0.84%
Institutional	-0.83	-0.92	1.50	1.20
Class IR	-0.98	-0.92	1.40	1.09
Separate Account Institutional	-0.84	-0.92	1.50	1.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	-4.43%	4.63%	3.77%	11/3/03
Institutional	-0.39	5.83	4.58	11/3/03
Class IR	-0.44	N/A	3.11	7/29/11
Separate Account Institutional	-0.31	5.81	4.60	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.91%
Institutional	0.38	0.56
Class IR	0.31	0.49
Separate Account Institutional	0.38	0.56

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 62.3%
	Brazil – 0.6%
	Federal Republic of Brazil (A-/Baa2)
BRL	187,221	6.000%		08/15/50	$85,045

	Chile – 0.9%
	Republic of Chile (AA-/Aa3)
	$150,000	3.625		10/30/42	122,250

	Colombia – 6.0%
	Republic of Colombia (NR/NR)
COP	670,700,000	7.000		05/04/22	353,871
	216,900,000	6.000		04/28/28	100,073
	Republic of Colombia (BBB/Baa3)(a)
	$200,000	2.625		03/15/23	176,500
	200,000	4.000		02/26/24	195,000

					825,444

	Costa Rica – 0.6%
	Republic of Costa Rica (BB/Baa3)
	70,000	9.995		08/01/20	88,900

	Dominican Republic – 1.8%
	Dominican Republic (NR/NR)
DOP	5,700,000	14.500		02/10/23	129,365
	Dominican Republic (B+/B1)
	$110,000	7.500		05/06/21	117,700

					247,065

	Gabon – 0.8%
	Republic of Gabon (BB-/NR)
	100,000	8.200		12/12/17	112,250

	Hungary – 0.8%
	Hungary Government Bond (BB/Ba1)
HUF	22,280,000	6.750		11/24/17	107,816

	Indonesia – 2.7%
	Republic of Indonesia (BB+/Baa3)
	$340,000	6.875		01/17/18	378,250

	Ivory Coast(b) – 0.6%
	Republic of Ivory Coast (NR/NR)
	100,000	5.750		12/31/32	87,000

	Malaysia – 0.4%
	Malaysia Government Bond (NR/NR)
MYR	140,000	3.314		10/31/17	42,543
	40,000	3.492		03/31/20	12,097

					54,640

	Mexico – 9.7%
	United Mexican States (A-/Baa1)
MXN	4,023,300	6.250		06/16/16	323,852
	385,700	7.250		12/15/16	32,021
	1,136,700	7.500		06/03/27	95,547
	66,100	8.500		05/31/29	5,916
	289,600	7.750		05/29/31	23,891
	774,200	10.000		11/20/36	78,010
	365,300	8.500		11/18/38	32,075
	3,459,500	7.750		11/13/42	280,589

	Sovereign Debt Obligations – (continued)
	Mexico – (continued)
	United Mexican States (BBB/Baa1)
	$220,000	3.625%		03/15/22	$217,800
	250,000	4.000		10/02/23	250,738

					1,340,439

	Nigeria – 2.7%
	Nigeria Government Bond (NR/NR)
NGN	15,885,000	15.100		04/27/17	103,292
	Nigeria Government Bond (BB-/NR)(c)
	$260,000	6.375		07/12/23	264,550

					367,842

	Panama – 0.5%
	Republic of Panama (BBB/Baa2)
	50,000	8.875		09/30/27	69,000

	Paraguay – 1.3%
	Republic of Paraguay (BB-/Ba3)
	200,000	4.625		01/25/23	182,000

	Peru – 2.1%
	Peru Government Bond (NR/NR)
PEN	235,000	5.200		09/12/23	83,252
	Republic of Peru (NR/Baa2)
	27,000	6.950		08/12/31	10,304
	6,000	6.850		02/12/42	2,217
	Republic of Peru (A-/Baa2)
	6,000	8.200		08/12/26	2,654
	7,000	6.900		08/12/37	2,622
	Republic of Peru (BBB+/Baa2)
	$170,000	8.375		05/03/16	196,605

					297,654

	Poland – 4.4%
	Poland Government Bond (A/A2)
PLN	321,098	3.000		08/24/16	107,665
	1,258,000	5.750		10/25/21	440,152
	Poland Government Bond (A/NR)
	190,000	2.500		07/25/18	57,194

					605,011

	Russia – 8.4%
	Russian Federation Bond (BBB/Baa1)
	$200,000	3.500	(c)	01/16/19	201,500
	486,200	7.500	(b)	03/31/30	573,716
	Russian Federation Bond (BBB+/Baa1)
RUB	12,000,000	7.600		07/20/22	380,755

					1,155,971

	Slovenia(c) – 2.6%
	Republic of Slovenia (A-/Ba1)
	$370,000	4.750		05/10/18	355,303

	South Africa – 2.9%
	Republic of South Africa (A-/Baa1)
ZAR	1,370,000	7.250		01/15/20	136,566
	340,000	8.000		12/21/18	35,374

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	South Africa – (continued)
	Republic of South Africa (NR/NR)
	$200,000	5.875%	09/16/25	$211,250
ZAR	194,000	7.750	02/28/23	19,548

				402,738

	Thailand – 2.5%
	Thailand Government Bond (NR/Baa1)
THB	9,010,000	3.450	03/08/19	284,697
	Thailand Government Bond (A-/Baa1)
	1,820,000	3.625	06/16/23	56,803

				341,500

	Turkey – 5.8%
	Republic of Turkey (NR/Baa3)
	$100,000	7.000	03/11/19	112,750
	Turkey Government Bond (NR/NR)
TRY	305,000	5.000	05/13/15	143,359
	480,000	9.000	03/08/17	239,627
	60,000	6.300	02/14/18	27,095
	150,000	8.300	06/20/18	72,447
	110,000	9.500	01/12/22	55,402
	33,185	3.000	02/23/22	16,366
	70,000	8.500	09/14/22	33,635
	250,000	7.100	03/08/23	109,023

				809,704

	Ukraine – 0.9%
	Ukraine Government Bond (B/Caa1)
	$150,000	7.750	09/23/20	127,500

	Uruguay – 1.1%
	Republic of Uruguay (BBB-/Baa3)
	150,911	4.500	08/14/24	153,760

	Venezuela – 2.2%
	Republic of Venezuela (B/B2)
	360,000	7.750	10/13/19	298,800

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $8,778,324)			$8,615,882

	Corporate Obligations – 23.8%
	Australia(c) – 1.5%
	CNOOC Curtis Funding No. 1 Pty Ltd. (AA-/Aa3)
	$200,000	4.500%	10/03/23	$201,539

	Brazil – 2.5%
	Banco do Estado do Rio Grande do Sul SA (NR/Ba1)
	200,000	7.375	02/02/22	197,728
	Hypermarcas SA (BB-/Ba2)(a)
	150,000	6.500	04/20/21	151,544

				349,272

	Canada – 1.5%
	PTTEP Canada International Finance Ltd. (BBB+/Baa1)
	200,000	6.350	06/12/42	206,698

	Corporate Obligations – (continued)
	Chile – 1.4%
	Banco de Credito e Inversiones (A/A1)
	$200,000	3.000%	09/13/17	$197,457

	Colombia – 2.6%
	Bancolombia SA (NR/Baa2)
	100,000	5.950	06/03/21	102,107
	Ecopetrol SA (BBB/Baa2)
	50,000	5.875	09/18/23	52,233
	Empresa de Energia de Bogota SA (BB+/Baa3)(a)
	200,000	6.125	11/10/21	204,513

				358,853

	Ireland – 1.5%
	VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	200,000	7.748	02/02/21	214,500

	Kazakhstan – 1.3%
	KazMunayGas National Co. (BBB-/Baa3)
	200,000	5.750	04/30/43	176,000

	Luxembourg(a)(c) – 1.5%
	Offshore Drilling Holding SA (BB/NR)
	200,000	8.375	09/20/20	202,322

	Mexico – 0.7%
	Petroleos Mexicanos (NR/Baa1)
	20,000	3.500	07/18/18	20,300
	Petroleos Mexicanos (BBB/Baa1)
	70,000	4.875	01/18/24	70,525

				90,825

	Netherlands – 1.5%
	Lukoil International Finance BV (BBB/Baa2)
	200,000	6.125	11/09/20	213,250

	Peru – 2.3%
	Corp. Lindley S.A. (BB+/NR)
	300,000	6.750	11/23/21	314,997

	Turkey – 1.3%
	Turkiye Vakiflar Bankasi Tao (NR/Baa2)
	200,000	3.750	04/15/18	185,500

	United Arab Emirates – 3.1%
	Dolphin Energy Ltd. (NR/A1)
	200,000	5.500	12/15/21	218,000
	Ruwais Power Co. PJSC (A-/A3)(c)
	200,000	6.000	08/31/36	206,500

				424,500

	United States(c) – 1.1%
	Brazil Loan Trust 1 (BBB/NR)
	150,000	5.477	07/24/23	152,250

	TOTAL CORPORATE OBLIGATIONS
	(Cost $3,400,854)			$3,287,963

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Structured Notes – 2.3%
	Brazil – 1.0%
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London)) (NR/NR)
BRL	125,000	6.000%	08/15/50	$132,646

	Indonesia – 1.3%
	Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)
IDR	2,200,000,000	8.250	06/17/32	179,860

	TOTAL STRUCTURED NOTES
	(Cost $413,583)			$312,506

Shares	Description	Value

Investment Company – 12.0%
1,662,721	SSgA U.S. Government Money Market Fund
(Cost $1,662,721)		$1,662,721

TOTAL INVESTMENTS – 100.4%
(Cost $14,255,482)		$13,879,072

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(53,878)

NET ASSETS – 100.0%		$13,825,194

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2013.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,583,964, which represents approximately 11.5% of net assets as of September 30, 2013.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CNH	—Chinese Yuan Renminbi Offshore
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
NR	—Not Rated
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	12/18/13	$35,181	$12
	EUR/USD	12/18/13	69,010	871
	HUF/EUR	12/18/13	34,406	34
	PLN/USD	12/18/13	134,706	706
Barclays Bank PLC	EUR/USD	12/18/13	33,828	523
	HUF/EUR	12/18/13	33,828	178
	USD/MYR	10/11/13	59,612	388
	USD/PHP	10/17/13	17,146	354
BNP Paribas SA	HUF/USD	12/18/13	88,015	871
Citibank NA	EUR/USD	12/18/13	14,283	230
	PHP/USD	10/11/13	33,251	251
	RUB/USD	10/07/13	34,089	1,089
	USD/IDR	10/24/13	19,566	434
	USD/RUB	10/10/13	26,912	88
	USD/RUB	10/24/13	34,356	644
Credit Suisse International (London)	RUB/USD	10/10/13	133,995	3,995
	RUB/USD	10/17/13	37,836	1,177
	USD/PEN	10/17/13	5,696	8
	USD/RUB	10/17/13	66,782	218
Deutsche Bank AG (London)	ILS/USD	12/18/13	33,048	48
	KRW/USD	10/24/13	49,805	1,689
	MYR/USD	10/03/13	65,667	667
	RUB/USD	10/17/13	91,012	2,080
	TWD/USD	10/15/13	33,115	115
	USD/MXN	12/18/13	34,618	382
	USD/MYR	10/03/13	263,489	8
	USD/MYR	10/24/13	7,399	4
	USD/PEN	10/17/13	12,933	67
	USD/THB	10/31/13	75,520	31
HSBC Bank PLC	BRL/USD	10/17/13	76,262	990
	KRW/USD	10/23/13	33,169	169
	MYR/USD	10/03/13	99,629	1,629
	MYR/USD	10/11/13	65,981	981
	RUB/USD	10/17/13	45,109	1,109
	USD/MYR	10/24/13	7,392	11
	USD/TRY	12/18/13	18,036	186
	USD/ZAR	12/18/13	204,733	4,780
JPMorgan Securities, Inc.	BRL/USD	10/17/13	403,965	15,251
	HUF/USD	12/18/13	100,261	2,896
	JPY/USD	12/18/13	34,111	111
	PEN/USD	10/17/13	18,629	51
	RUB/USD	10/17/13	32,246	925
	USD/TRY	12/18/13	34,163	44
Morgan Stanley Capital Services, Inc.	BRL/USD	10/15/13	147,556	719
	HUF/EUR	12/18/13	33,828	187
	HUF/USD	12/18/13	75,541	1,296
	RUB/USD	10/15/13	67,058	1,058
	RUB/USD	10/17/13	91,012	2,105
	USD/MXN	12/18/13	67,870	1,130

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Royal Bank of Canada	BRL/USD	10/07/13	$35,097	$2,097
	BRL/USD	10/11/13	34,304	1,304
	BRL/USD	10/18/13	33,646	646
	MXN/USD	12/18/13	33,214	214
Standard Chartered Bank	SGD/USD	12/18/13	33,170	170
	USD/TRY	12/18/13	23,887	726
State Street Bank	MXN/USD	12/18/13	33,258	258
	RON/USD	12/18/13	32,991	996
	RUB/USD	10/07/13	34,190	1,190
	USD/MXN	12/18/13	67,469	531
	USD/TRY	12/18/13	28,388	484
	ZAR/USD	12/18/13	659,122	11,911
UBS AG (London)	BRL/USD	10/18/13	33,601	601
	MYR/USD	10/11/13	33,120	120
	PHP/USD	10/07/13	66,221	1,221
	PHP/USD	10/11/13	33,142	142
	TWD/USD	10/11/13	65,076	76
	USD/IDR	11/19/13	52,827	4,173
	USD/ZAR	12/18/13	41,138	862
Westpac Banking Corp.	AUD/USD	12/18/13	99,307	1,910
	USD/AUD	12/18/13	67,751	71
	USD/MYR	10/23/13	67,841	829
TOTAL				$83,322

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	CZK/EUR	12/18/13	$35,181	$(59)
	EUR/PLN	12/18/13	67,928	(948)
	HUF/EUR	12/18/13	33,828	(185)
	IDR/USD	10/24/13	124,435	(15,605)
	MYR/USD	10/24/13	184,575	(4,626)
	TRY/USD	12/18/13	66,196	(1,804)
	USD/ILS	12/18/13	67,746	(747)
	USD/MYR	10/03/13	33,295	(295)
Barclays Bank PLC	MXN/USD	12/18/13	32,979	(1,021)
	USD/MYR	10/24/13	7,395	(20)
	USD/TRY	12/18/13	33,245	(245)
	USD/ZAR	12/18/13	69,138	(138)
	ZAR/USD	12/18/13	154,392	(1,608)
BNP Paribas SA	RUB/USD	10/15/13	66,757	(1,176)
Citibank NA	IDR/USD	10/07/13	19,397	(626)
	MYR/USD	10/23/13	73,734	(2,266)
	MYR/USD	10/24/13	92,274	(2,503)
	PHP/USD	10/17/13	66,870	(130)
	PHP/USD	10/24/13	122,129	(502)
	RUB/USD	10/17/13	66,946	(54)
	TRY/USD	12/18/13	32,877	(1,123)
	USD/MXN	12/18/13	347,711	(2,101)
	USD/MYR	10/03/13	33,214	(214)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (continued)	USD/MYR	10/18/13	$69,137	$(137)
	USD/RUB	10/10/13	67,504	(1,504)
	USD/RUB	10/21/13	34,009	(9)
	USD/TRY	12/18/13	33,914	(914)
Credit Suisse International (London)	CLP/USD	10/16/13	47,482	(98)
	CLP/USD	10/25/13	34,415	(585)
	RUB/USD	10/21/13	66,255	(1,745)
	USD/COP	10/17/13	83,185	(1,943)
	USD/JPY	12/18/13	65,581	(581)
	USD/RUB	10/07/13	67,178	(2,178)
	USD/RUB	10/15/13	33,340	(340)
Deutsche Bank AG (London)	AUD/USD	12/18/13	33,412	(12)
	IDR/USD	10/24/13	25,167	(833)
	ILS/USD	12/18/13	33,685	(315)
	MXN/USD	12/18/13	31,520	(768)
	MYR/USD	10/18/13	66,469	(531)
	MYR/USD	10/23/13	32,884	(1,116)
	MYR/USD	10/24/13	401,554	(2,751)
	THB/USD	10/31/13	251,065	(2,648)
	TRY/USD	12/18/13	90,322	(643)
	USD/CNH	12/18/13	133,992	(30)
	USD/CNH	01/08/14	119,533	(1,533)
	USD/CZK	12/18/13	66,339	(1,552)
	USD/PHP	10/17/13	17,014	(14)
	USD/PLN	12/18/13	84,719	(1,290)
	USD/RUB	10/15/13	18,149	(180)
HSBC Bank PLC	BRL/USD	10/17/13	35,487	(248)
	PLN/USD	12/18/13	99,427	(109)
	RON/USD	12/18/13	53,760	(49)
	USD/HUF	12/18/13	119,117	(2,809)
	USD/IDR	10/24/13	28,461	(462)
	USD/KRW	10/24/13	61,330	(3,470)
	USD/MYR	10/03/13	26,432	(432)
	USD/PHP	11/21/13	83,620	(297)
	USD/PLN	12/18/13	27,283	(195)
JPMorgan Securities, Inc.	MXN/USD	12/18/13	132,188	(1,812)
	USD/EUR	12/18/13	35,181	(162)
	USD/IDR	10/07/13	4,923	(48)
	USD/RUB	10/15/13	15,186	(186)
	USD/TRY	12/18/13	125,914	(1,679)
Morgan Stanley Capital Services, Inc.	MXN/JPY	12/18/13	34,043	(1,327)
	USD/BRL	11/04/13	27,214	(214)
	USD/COP	10/17/13	61,994	(1,058)
Royal Bank of Canada	IDR/USD	10/24/13	124,435	(13,474)
	USD/BRL	10/15/13	33,922	(922)
	USD/BRL	10/17/13	59,295	(2,848)
	USD/BRL	10/18/13	34,615	(615)
Royal Bank of Scotland PLC	TRY/USD	12/18/13	218,035	(4,835)
	USD/TRY	12/18/13	33,409	(409)
Standard Chartered Bank	IDR/USD	10/24/13	52,016	(3,397)
	MYR/USD	10/03/13	222,276	(6,686)
	USD/SGD	12/18/13	17,212	(296)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Standard Chartered Bank (continued)	USD/TRY	12/18/13	$172,176	$(722)
	ZAR/USD	12/18/13	32,614	(1,386)
State Street Bank	JPY/USD	12/18/13	33,832	(168)
	MXN/USD	12/18/13	189,366	(3,947)
	USD/AUD	12/18/13	32,484	(258)
	USD/COP	10/17/13	62,580	(658)
	USD/JPY	12/18/13	33,626	(626)
UBS AG (London)	RUB/USD	10/24/13	68,042	(958)
	USD/BRL	10/07/13	34,877	(1,877)
	USD/BRL	10/11/13	34,098	(1,098)
	USD/IDR	10/07/13	23,679	(384)
	USD/MYR	10/24/13	7,320	(20)
	USD/ZAR	12/18/13	103,593	(593)
	ZAR/USD	12/18/13	98,310	(1,690)
Westpac Banking Corp.	USD/AUD	12/18/13	33,412	(175)
	USD/EUR	12/18/13	69,010	(100)
TOTAL				$(124,945)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	2	December 2013	$284,188	$9,752
5 Year Treasury Notes	(1)	December 2013	(121,047)	(351)
10 Year U.S. Treasury Notes	(8)	December 2013	(1,011,125)	(10,305)
20 Year U.S. Treasury Bonds	(10)	December 2013	(1,333,750)	(18,799)
TOTAL				$(19,703)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities, LLC	BRL	310		01/04/16	10.010%	1 month Brazilian Interbank Deposit Average	$(2,012)
Citibank NA	MXN	190		06/01/23	6.230	Mexico Interbank TIIE 28 Days	(359)
	KRW	405,460		06/05/23	3 month KWCDC	3.040%	8,892
Deutsche Bank Securities, Inc.	BRL	480		01/04/16	10.347	1 month Brazilian Interbank Deposit Average	(1,999)
		700		01/04/16	10.156	1 month Brazilian Interbank Deposit Average	(3,659)
		2,650		01/04/16	9.280	1 month Brazilian Interbank Deposit Average	(31,601)
	CLP	15,160		09/25/18	6 month CLICP	4.950	65
		28,180	(a)	10/01/18	6 month CLICP	4.990	24
	MXN	390		06/01/23	6.255	Mexico Interbank TIIE 28 Days	(677)
	KRW	171,420		08/28/23	3 month KWCDC	3.588	(3,569)
Morgan Stanley Capital Services, Inc.	BRL	540		01/04/16	10.190	1 month Brazilian Interbank Deposit Average	(2,671)
	ZAR	6,350		07/23/20	7.490	3 month JIBAR	1,609
	KRW	175,320		07/11/23	3 month KWCDC	3.405	(1,287)
TOTAL							$(37,244)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 59.1%
	Argentina – 1.3%
	Republic of Argentina (NR/NR)
EUR	2,923,974	7.820%		12/31/33	$2,472,312
	$332,319	8.280		12/31/33	207,699
	15,600,000	0.000	(a)	12/15/35	1,279,200
EUR	39,715,341	1.000	(a)	12/15/35	4,325,178
	$6,570,000	4.383	(a)	12/15/35	532,170
EUR	3,093,972	7.820		12/31/33	2,636,980
	$955,416	8.280		12/31/33	609,077
EUR	4,910,000	2.260	(b)	12/31/38	2,341,480
	$14,560,000	2.500	(b)	12/31/38	5,168,800

					19,572,896

	Armenia(c) – 0.2%
	Republic of Armenia (NR/Ba2)
	3,400,000	6.000		09/30/20	3,321,460

	Belarus – 0.3%
	Republic of Belarus (B-/B3)
	3,979,000	8.750		08/03/15	3,829,788
	310,000	8.950		01/26/18	290,625

					4,120,413

	Belize(b)(c) – 0.1%
	Government of Belize (B-/NR)
	2,446,500	5.000		02/20/38	1,492,365

	Bermuda(c) – 0.3%
	Bermuda Government Bond (AA-/Aa3)
	3,950,000	4.854		02/06/24	3,930,250

	Brazil – 0.8%
	Federal Republic of Brazil (A-/Baa2)
BRL	8,783,189	6.000		08/15/40	4,033,925
	14,459,903	6.000		08/15/50	6,568,414
	Federal Republic of Brazil (BBB/Baa2)
	$50,000	8.250		01/20/34	65,000
	1,350,000	5.625		01/07/41	1,346,625

					12,013,964

	Chile – 1.0%
	Republic of Chile (AA-/Aa3)
	5,501,000	3.250		09/14/21	5,437,378
	11,510,000	3.625		10/30/42	9,380,650

					14,818,028

	Colombia – 4.4%
	Republic of Colombia (BBB/Baa3)
	3,540,000	8.250		12/22/14	3,863,910
	3,368,000	7.375		01/27/17	3,923,720
	22,740,000	7.375		03/18/19	27,515,400
	9,540,000	2.625		03/15/23	8,419,050
	9,330,000	4.000		02/26/24	9,096,750
	440,000	8.125		05/21/24	570,900
	4,540,000	7.375		09/18/37	5,675,000
	8,167,000	6.125		01/18/41	8,902,030

					67,966,760

	Sovereign Debt Obligations – (continued)
	Costa Rica – 1.7%
	Republic of Costa Rica (BB/Baa3)
	$390,000	9.995%		08/01/20	$495,300
	2,820,000	4.250		01/26/23	2,509,800
	11,150,000	4.250	(c)	01/26/23	9,923,500
	4,710,000	4.375		04/30/25	4,097,700
	2,620,000	5.625		04/30/43	2,227,000
	8,140,000	5.625	(c)	04/30/43	6,919,000

					26,172,300

	Croatia – 0.1%
	Republic of Croatia (BB+/Ba1)
	1,780,000	6.375		03/24/21	1,833,400

	Dominican Republic – 3.0%
	Dominican Republic (NR/NR)
DOP	32,400,000	14.500		02/10/23	735,341
	11,200,000	18.500		02/04/28	296,645
	217,900,000	18.500	(c)	02/04/28	5,771,336
	Dominican Republic (B+/B1)
	$5,587,298	9.040		01/23/18	6,006,345
	3,320,000	7.500	(c)	05/06/21	3,552,400
	19,042,000	7.500		05/06/21	20,374,940
	7,420,000	5.875	(c)	04/18/24	6,852,528
	2,320,000	5.875		04/18/24	2,146,000
	680,000	8.625		04/20/27	748,000

					46,483,535

	Egypt – 0.6%
	Republic of Egypt (CCC+/Caa1)
	9,170,000	5.750		04/29/20	8,436,400
	990,000	6.875		04/30/40	806,850

					9,243,250

	Gabon – 0.7%
	Republic of Gabon (BB-/NR)
	8,930,000	8.200		12/12/17	10,023,925
	590,000	8.200	(c)	12/12/17	662,275

					10,686,200

	Ghana – 0.3%
	Republic of Ghana (B/NR)
	4,659,000	8.500		10/04/17	5,066,663

	Guatemala – 0.4%
	Republic of Guatemala (BB/Ba1)
	760,000	5.750		06/06/22	775,200
	3,300,000	5.750	(c)	06/06/22	3,366,000
	2,800,000	4.875	(c)	02/13/28	2,548,000

					6,689,200

	Honduras(c) – 0.9%
	Republic of Honduras (B/B2)
	15,950,000	7.500		03/15/24	13,238,500

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)

	Hungary – 0.6%
	Hungary Government Bond (BB/Ba1)
EUR	2,950,000	4.375%		07/04/17	$4,007,471
	$1,910,000	5.375		02/21/23	1,852,700
	2,830,000	7.625		03/29/41	3,021,025

					8,881,196

	Indonesia – 4.2%
	Republic of Indonesia (BB+/Baa3)
	820,000	7.500		01/15/16	903,025
	5,750,000	11.625	(c)	03/04/19	7,640,313
	5,904,000	11.625		03/04/19	7,844,940
	9,470,000	5.875		03/13/20	9,955,337
	431,000	4.875		05/05/21	426,690
	9,770,000	3.750		04/25/22	8,768,575
	4,030,000	8.500		10/12/35	4,886,375
	3,440,000	6.625		02/17/37	3,483,000
	3,198,000	7.750	(c)	01/17/38	3,629,730
	15,014,000	7.750		01/17/38	17,040,890

					64,578,875

	Iraq – 0.7%
	Republic of Iraq (NR/NR)
	12,650,000	5.800		01/15/28	10,657,625

	Ivory Coast(b) – 2.0%
	Republic of Ivory Coast (NR/NR)
	36,135,000	5.750		12/31/32	31,437,450

	Malaysia – 0.3%
	Federation of Malaysia (A-/A3)
	5,060,000	4.646		07/06/21	5,362,175

	Mexico – 4.7%
	United Mexican States (A-/Baa1)
MXN	24,321,400	6.500		06/10/21	1,948,274
	4,864,200	8.000		12/07/23	428,401
	68,746,800	7.500		06/03/27	5,778,608
	10,713,200	8.500		05/31/29	958,874
	9,366,200	7.750		05/29/31	772,694
	982,900	10.000		11/20/36	99,039
	2,142,900	8.500		11/18/38	188,156
	35,460,700	7.750		11/13/42	2,876,102
	United Mexican States (BBB/Baa1)
	$10,570,000	5.875		01/15/14	10,723,265
	12,124,000	3.625		03/15/22	12,002,760
	4,640,000	4.000		10/02/23	4,653,702
	11,910,000	6.050		01/11/40	13,041,450
	21,140,000	4.750		03/08/44	19,131,700

					72,603,025

	Nigeria – 1.4%
	Republic of Nigeria (BB-/NR)
	1,500,000	6.375		07/12/23	1,526,250
	Nigeria Government Bond (BB-/NR)
	7,090,000	6.375	(c)	07/12/23	7,214,075

	Sovereign Debt Obligations – (continued)
	Nigeria – (continued)
	Republic of Nigeria (BB-/NR)
	$590,000	5.125%		07/12/18	$596,638
	10,040,000	6.750		01/28/21	10,717,700
	800,000	6.750	(c)	01/28/21	854,000

					20,908,663

	Pakistan – 0.3%
	Islamic Republic of Pakistan (B-/Caa1)
	1,070,000	6.875	(c)	06/01/17	1,029,875
	1,830,000	6.875		06/01/17	1,761,375
	2,900,000	7.875		03/31/36	2,341,750

					5,133,000

	Panama – 2.0%
	Republic of Panama (BBB/Baa2)
	4,758,000	8.875		09/30/27	6,566,040
	3,610,000	9.375	(d)	04/01/29	5,126,200
	14,930,000	6.700		01/26/36	17,169,500
	1,690,000	4.300		04/29/53	1,326,650

					30,188,390

	Paraguay – 0.8%
	Republic of Paraguay (BB-/Ba3)
	8,700,000	4.625	(c)	01/25/23	7,917,000
	4,740,000	4.625		01/25/23	4,313,400

					12,230,400

	Peru – 1.9%
	Republic of Peru (BBB+/Baa2)
	7,152,000	7.350		07/21/25	9,136,680
	7,554,000	8.750		11/21/33	10,839,990
	2,460,000	6.550		03/14/37	2,890,500
	5,900,000	5.625		11/18/50	6,077,000

					28,944,170

	Philippines – 1.0%
	Republic of Philippines (BBB-/Ba1)
	5,869,000	8.375		06/17/19	7,424,285
	4,410,000	6.500		01/20/20	5,181,750
	1,170,000	7.500		09/25/24	1,462,500
	1,200,000	7.750		01/14/31	1,564,500
	100,000	6.375		01/15/32	117,000

					15,750,035

	Romania – 1.1%
	Republic of Romania (BB+/Baa3)
EUR	1,687,000	6.500		06/18/18	2,554,076
	$4,720,000	6.750	(c)	02/07/22	5,357,200
	5,020,000	6.750		02/07/22	5,697,700
	3,330,000	4.375	(c)	08/22/23	3,188,475

					16,797,451

	Russia – 6.2%
	Russian Federation (BBB/Baa1)
	900,000	5.000		04/29/20	965,250
	20,000,000	4.500	(c)	04/04/22	20,400,000
	15,000,000	4.875	(c)	09/16/23	15,375,000

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Russia – (continued)
Russian Federation Bond (BBB/Baa1)
$25,400,000	3.500	%(c)	01/16/19	$25,590,500
27,691,950	7.500	(b)	03/31/30	32,676,501

				95,007,251

Slovenia – 2.2%
Republic of Slovenia (A-/Ba1)
26,240,000	5.500	(c)	10/26/22	24,468,800
5,730,000	5.500		10/26/22	5,343,225
3,990,000	5.850	(c)	05/10/23	3,792,660

				33,604,685

South Africa – 1.7%
Republic of South Africa (BBB/Baa1)
25,230,000	5.875		09/16/25	26,649,187

Sri Lanka – 0.3%
Republic of Sri Lanka (B+/NR)
274,000	7.400		01/22/15	283,590
540,000	7.400	(c)	01/22/15	558,900
Republic of Sri Lanka (B+/B1)
1,000,000	6.250		10/04/20	970,000
200,000	6.250		07/27/21	191,000
3,190,000	5.875		07/25/22	2,942,775

				4,946,265

Turkey – 3.1%
Hazine Mustesarligi Varlik Kiralama AS (NR/Baa3)
4,068,000	2.803		03/26/18	3,813,750
Republic of Turkey (NR/Baa3)
1,440,000	4.875		04/16/43	1,191,600
1,060,000	7.500		07/14/17	1,205,750
10,040,000	7.000		03/11/19	11,320,100
5,100,000	5.625		03/30/21	5,329,500
1,250,000	6.250		09/26/22	1,342,188
2,070,000	7.375		02/05/25	2,341,687
610,000	8.000		02/14/34	730,475
3,771,000	6.875		03/17/36	4,016,115
6,510,000	7.250		03/05/38	7,250,512
9,150,000	6.000		01/14/41	8,806,875

				47,348,552

Ukraine – 2.0%
Financing of Infrastructural Projects State Enterprise (NR/Caa1)
2,930,000	9.000	(c)	12/07/17	2,461,200
2,400,000	9.000		12/07/17	2,016,000
2,030,000	7.400		04/20/18	1,599,574
Ukraine Government Bond (B/Caa1)
860,000	7.950		06/04/14	819,150
5,080,000	6.250		06/17/16	4,368,800
13,250,000	9.250		07/24/17	12,173,438
2,460,000	7.750		09/23/20	2,091,000
5,610,000	7.800		11/28/22	4,656,300

				30,185,462

Sovereign Debt Obligations – (continued)
Uruguay – 2.2%
Republic of Uruguay (BBB-/Baa3)
$13,548,707	4.500%		08/14/24	$13,804,449
1,130,000	6.875		09/28/25	1,322,100
14,586,000	7.625		03/21/36	18,524,220

				33,650,769

Venezuela – 2.9%
Republic of Venezuela (B/B2)
1,170,000	13.625		08/15/18	1,307,475
1,830,000	7.750		10/13/19	1,518,900
4,781,000	6.000		12/09/20	3,442,320
1,630,000	12.750		08/23/22	1,617,775
14,560,000	9.000		05/07/23	11,684,400
25,090,000	8.250		10/13/24	18,692,050
2,050,000	7.650		04/21/25	1,465,750
160,000	9.250		05/07/28	125,200
4,630,000	11.950		08/05/31	4,259,600

				44,113,470

Vietnam – 0.5%
Socialist Republic of Vietnam (BB-/B2)
4,310,000	6.875		01/15/16	4,568,600
2,720,000	6.750		01/29/20	2,896,800

				7,465,400

Zambia – 0.9%
Republic of Zambia (B+/NR)
3,030,000	5.375	(c)	09/20/22	2,643,675
13,741,000	5.375		09/20/22	11,989,023

				14,632,698

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $941,892,038)				$907,725,378

Foreign Debt Obligations – 1.3%
Supranational – 1.3%
Corporacion Andina de Fomento (AA-/Aa3)
$10,149,000	3.750%		01/15/16	$10,643,083
9,664,000	4.375		06/15/22	9,664,000

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $20,154,157)				$20,307,083

Corporate Obligations – 31.8%
Australia(c) – 0.9%
CNOOC Curtis Funding No. 1 Pty Ltd. (NR/Aa3)
$13,250,000	4.500%		10/03/23	$13,351,919

Azerbaijan – 0.3%
State Oil Company of the Azerbaijan Republic (BB+/Ba1)
5,000,000	5.450		02/09/17	5,287,500

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Brazil – 2.1%
	Banco do Estado do Rio Grande do Sul SA (NR/Ba1)
	$7,920,000	7.375	%(c)	02/02/22	$7,836,499
	1,720,000	7.375		02/02/22	1,700,457
	Brazil Minas SPE via State of Minas Gerais (BBB/NR)(c)
	15,720,000	5.333		02/15/28	15,091,200
	Companhia Energetica de Sao Paulo (NR/Ba1)
BRL	2,597,349	9.750		01/15/15	1,165,686
	Independencia International Ltd. (NR/NR)(c)(e)
	$1,277,436	12.000		12/30/16	—
	Raizen Energy Finance Ltd. (BBB/Baa3)(f)
	5,458,000	9.500		08/15/14	5,771,682
	450,000	7.000		02/01/17	500,625

					32,066,149

	British Virgin Islands – 0.6%
	CNOOC Finance 2013 Ltd. (AA-/Aa3)(f)
	1,950,000	3.000		05/09/23	1,737,548
	PCCW Capital No 4 Ltd. (NR/NR)
	1,930,000	5.750		04/17/22	1,942,757
	Sparkle Assets Ltd. (BB+/B1)(f)
	2,840,000	6.875		01/30/20	2,641,200
	Yingde Gases Investment Ltd. (BB-/Ba3)(c)(f)
	2,227,000	8.125		04/22/18	2,227,000

					8,548,505

	Canada – 0.8%
	Pacific Rubiales Energy Corp. (BB+/Ba2)(c)(f)
	4,580,000	5.125		03/28/23	4,170,518
	PTT Exploration and Production Public Co. Ltd. (BBB+/Baa1)
	1,009,000	5.692		04/05/21	1,074,908
	PTTEP Canada International Finance Ltd. (BBB+/Baa1)
	3,080,000	5.692	(c)	04/05/21	3,284,050
	1,150,000	6.350	(c)	06/12/42	1,183,540
	2,130,000	6.350		06/12/42	2,201,334

					11,914,350

	Chile – 2.4%
	AES Gener SA (BBB-/Baa3)(f)
	1,320,000	5.250	(c)	08/15/21	1,339,536
	6,509,000	5.250		08/15/21	6,633,404
	Automotores Gildemeister SA (NR/Ba3)(f)
	1,960,000	8.250		05/24/21	1,691,955
	280,000	6.750		01/15/23	217,844
	Banco de Credito e Inversiones (A/A1)(f)
	10,520,000	3.000	(c)	09/13/17	10,386,608
	1,030,000	3.000		09/13/17	1,016,905
	Banco del Estado de Chile(f)
	4,670,000	4.125	(c)	10/07/20	4,745,443
	2,340,000	3.875	(c)	02/08/22	2,277,371
	1,510,000	3.875		02/08/22	1,469,222
	CFR International SpA (BB+/NR)(f)
	2,180,000	5.125		12/06/22	1,984,248
	E.CL SA (BBB-/NR)
	2,490,000	5.625	(c)	01/15/21	2,523,654
	430,000	5.625		01/15/21	435,450

	Corporate Obligations – (continued)
	Chile – (continued)
	Embotelladora Andina SA (BBB/NR)(c)
	$1,500,000	5.000%		10/01/23	$1,506,566

					36,228,206

	Colombia – 2.2%
	Banco de Bogota SA (BBB-/Baa2)(f)
	1,450,000	5.000	(c)	01/15/17	1,503,196
	5,314,000	5.000		01/15/17	5,507,396
	Bancolombia SA (NR/Ba1)
	1,970,000	6.125		07/26/20	2,011,370
	Bancolombia SA (NR/Baa2)
	3,520,000	5.950		06/03/21	3,594,166
	Ecopetrol SA (BBB/Baa2)
	2,170,000	5.875		09/18/23	2,266,919
	1,470,000	7.375		09/18/43	1,591,619
	Empresa de Energia de Bogota SA (BB+/Baa3)(f)
	4,100,000	6.125	(c)	11/10/21	4,196,137
	4,427,000	6.125		11/10/21	4,526,887
	Empresas Publicas de Medellin ESP (NR/Baa3)(f)
	3,039,000	7.625		07/29/19	3,511,640
	Transportadora de Gas Internacional SA (BBB-/Baa3)(f)
	2,240,000	5.700		03/20/22	2,258,970
	Transportadora de Gas Internacional SA ESP (BBB-/Baa3)(c)(f)
	3,250,000	5.700		03/20/22	3,279,498

					34,247,798

	Costa Rica(c) – 0.5%
	Banco de Costa Rica (NR/Baa3)
	5,820,000	5.250		08/12/18	5,878,200
	Instituto Costarricense de Electricidad (NR/Baa3)
	1,940,000	6.375		05/15/43	1,658,700

					7,536,900

	Croatia(c) – 0.1%
	Hrvatska Elektroprivreda (BB-/Ba2)
	2,290,000	6.000		11/09/17	2,335,800

	Guatemala(f) – 0.3%
	Central American Bottling Corp. (BB/Ba2)
	2,560,000	6.750	(c)	02/09/22	2,670,863
	1,274,000	6.750		02/09/22	1,325,493

					3,996,356

	Hong Kong – 0.9%
	China Oil & Gas Group Ltd. (BB+/Ba1)(c)(f)
	2,140,000	5.250		04/25/18	2,065,100
	Hainan Airlines Hong Kong Co. Ltd. (A/A1)(f)
	3,000,000	3.625		02/07/20	2,872,233
	Metropolitan Light International Ltd. (NR/NR)(f)
	4,080,000	5.250		01/17/18	4,018,800
	Sun Hung Kai Properties Capital Market Ltd. (A+/A1)
	4,740,000	4.500		02/14/22	4,788,869

					13,745,002

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Indonesia(c) – 0.8%
	Pertamina Persero PT (BB+/Baa3)
	$10,970,000	5.625%		05/20/43	$8,584,025
	Republic of Indonesia (BB+/Baa3)
	3,000,000	6.125		03/15/19	3,101,250

					11,685,275

	Ireland – 2.3%
	AHML Finance Ltd. (BBB/Baa1)(c)
RUB	103,900,000	7.750		02/13/18	3,118,138
	EDC Finance Ltd. (BB+/NR)(c)
	$3,640,000	4.875		04/17/20	3,476,200
	MTS International Funding Ltd. (BB+/Ba2)
	7,880,000	8.625		06/22/20	9,170,350
	Phosagro OAO via Phosagro Bond Funding Ltd. (NR/Baa3)(c)
	3,830,000	4.204		02/13/18	3,762,975
	Rosneft Oil Co. via Rosneft International Finance Ltd. (BBB/Baa1)(c)
	3,430,000	4.199		03/06/22	3,159,888
	Sibur Securities Ltd. (NR/Ba1)(c)
	5,900,000	3.914		01/31/18	5,619,750
	Uralkali OJSC via Uralkali Finance Ltd. (NR/Baa3)(c)
	4,300,000	3.723		04/30/18	4,106,500
	VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	270,000	9.125		04/30/18	312,525
	1,850,000	7.748	(c)	02/02/21	1,984,125

					34,710,451

	Israel(c) – 0.0%
	Israel Electric Corp. Ltd. (BB+/Baa3)
	730,000	5.625		06/21/18	754,638

	Kazakhstan – 2.4%
	Kazakhstan Temir Zholy Finance BV (BBB-/Baa3)
	1,200,000	6.950	(c)	07/10/42	1,212,000
	200,000	6.950		07/10/42	202,000
	Kazatomprom (NR/Baa3)
	700,000	6.250	(c)	05/20/15	738,500
	1,780,000	6.250		05/20/15	1,877,900
	KazMunaiGaz Finance Sub BV (BBB-/Baa3)
	2,100,000	11.750	(c)	01/23/15	2,346,750
	2,620,000	11.750		01/23/15	2,927,850
	KazMunayGas National Co. (BBB-/Baa3)
	950,000	9.125		07/02/18	1,160,188
	1,726,000	7.000		05/05/20	1,948,222
	1,530,000	6.375	(c)	04/09/21	1,667,700
	25,710,000	5.750	(c)	04/30/43	22,624,800

					36,705,910

	Luxembourg – 2.5%
	Andrade Gutierrez International SA (NR/Ba1)(c)(f)
	2,340,000	4.000		04/30/18	2,206,638
	BC Luxco 1 SA (NR/Ba3)(f)
	2,380,000	7.375		01/29/20	2,243,150
	GPN Capital SA for Gazprom (BBB-/Baa3)(c)
	3,910,000	4.375		09/19/22	3,597,200

	Corporate Obligations – (continued)
	Luxembourg – (continued)
	Millicom International Cellular SA (NR/Ba2)(c)(f)
	$3,340,000	4.750%		05/22/20	$3,148,181
	Offshore Drilling Holding SA (BB/NR)(c)(f)
	5,180,000	8.375		09/20/20	5,240,147
	SB Capital SA (NR/Baa1)
	800,000	5.717		06/16/21	824,000
	TNK-BP Finance SA (BBB/Baa2)
	1,869,000	7.500		07/18/16	2,093,280
	1,180,000	6.625	(c)	03/20/17	1,299,475
	3,000,000	6.625		03/20/17	3,303,750
	7,150,000	7.875		03/13/18	8,267,187
	2,840,000	7.250		02/02/20	3,202,100
	Wind Acquisition Finance SA (B/B3)(f)
	1,040,000	11.750	(c)	07/15/17	1,106,300
	1,000,000	11.750		07/15/17	1,061,250
	Wind Acquisition Holdings Finance SA (B-/Caa1)(f)(g)
EUR	1,140,000	12.250		07/15/17	1,530,683

					39,123,341

	Mexico – 2.2%
	GEO Maquinaria (CC/NR)(f)
	$385,750	9.625	(c)	05/02/21	135,012
	501,475	9.625		05/02/21	175,516
	Grupo Cementos de Chihuahua SAB de CV (B/NR)(c)(f)
	710,000	8.125		02/08/20	739,036
	Grupo KUO SAB de CV (BB/NR)(c)(f)
	1,640,000	6.250		12/04/22	1,584,307
	Metalsa SA de CV (BB+/NR)(c)
	4,130,000	4.900		04/24/23	3,786,082
	Pemex Project Funding Master Trust (BBB/Baa1)(f)
	4,490,000	6.625		06/15/35	4,759,400
	Petroleos Mexicanos (BBB/Baa1)
	4,780,000	3.500		07/18/18	4,851,700
	512,000	8.000	(f)	05/03/19	619,520
	3,530,000	5.500	(f)	01/21/21	3,785,925
	2,020,000	4.875	(f)	01/24/22	2,065,258
	8,920,000	4.875		01/18/24	8,986,900
	628,000	6.500	(f)	06/02/41	651,550
	610,000	5.500		06/27/44	555,100
	Tenedora Nemak SA de CV (BB+/Ba2)(c)(f)
	1,510,000	5.500		02/28/23	1,424,227

					34,119,533

	Netherlands – 2.2%
	Ajecorp BV (BB/NR)(f)
	1,700,000	6.500	(c)	05/14/22	1,653,792
	3,650,000	6.500		05/14/22	3,549,597
	Arcos Dorados Holdings, Inc. (NR/Ba2)(f)
	3,934,000	7.500		10/01/19	4,191,616
	Bharti Airtel International Netherlands BV (BB+/NR)(c)
	4,254,000	5.125		03/11/23	3,786,060
	Listrindo Capital BV (BB-/Ba2)(f)
	1,290,000	6.950	(c)	02/21/19	1,325,440
	3,560,000	6.950		02/21/19	3,613,400

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Netherlands – (continued)
	Lukoil International Finance BV (BBB/Baa2)(f)
	$1,270,000	7.250%		11/05/19	$1,441,450
	860,000	6.125		11/09/20	916,975
	880,000	4.563		04/24/23	818,400
	1,300,000	4.563	(c)	04/24/23	1,209,000
	Marfrig Holding Europe BV (B/B2)(c)(f)
	2,100,000	11.250		09/20/21	2,068,500
	Myriad International Holdings BV (NR/Baa3)(c)
	1,070,000	6.000		07/18/20	1,134,200
	Republic of Angola Via Northern Lights III BV (BB-/Ba3)
	3,390,000	7.000		08/16/19	3,635,775
	VimpelCom Holdings BV (BB/Ba3)
	490,000	7.504	(c)	03/01/22	514,500
	1,800,000	7.504		03/01/22	1,890,000
	2,700,000	5.950	(c)	02/13/23	2,538,000

					34,286,705

	Paraguay(f) – 0.4%
	Banco Continental SAECA (BB-/Ba2)
	150,000	8.875		10/15/17	159,030
	1,900,000	8.875	(c)	10/15/17	2,014,000
	Telefonica Celular del Paraguay SA (NR/Ba3)
	4,420,000	6.750		12/13/22	4,398,698

					6,571,728

	Peru – 0.8%
	Banco de Credito del Peru (BBB/Ba1)(a)(c)(f)
	3,380,000	6.125		04/24/27	3,323,043
	Corp Financiera de Desarrollo SA (BBB+/NR)
	1,339,000	4.750	(c)	02/08/22	1,296,878
	4,208,000	4.750		02/08/22	4,071,889
	Corp Lindley S.A. (BB+/NR)(c)
	880,000	6.750		11/23/21	924,734
	1,500,000	4.625		04/12/23	1,354,506
	Corp. Lindley S.A. (BB+/NR)
	2,030,000	6.750		11/23/21	2,131,481

					13,102,531

	Philippines – 0.3%
	Development Bank of Philippines (BBB-/NR)
	1,610,000	5.500		03/25/21	1,658,300
	Energy Development Corp. (NR/NR)
	2,525,000	6.500		01/20/21	2,600,750

					4,259,050

	South Africa – 0.7%
	Eskom Holdings SOC Ltd. (BBB/Baa3)(c)
	6,500,000	6.750		08/06/23	6,678,750
	Peermont Proprietary Global Ltd. (CCC/Caa1)(f)
EUR	3,000,000	7.750		04/30/14	4,017,966

					10,696,716

	Sri Lanka(c) – 0.3%
	National Savings Bank (B+/NR)
	5,020,000	8.875		09/18/18	5,169,094

	Corporate Obligations – (continued)
	Turkey – 1.1%
	Anadolu Efes Biracilik ve Malt Sanayii AS (BBB-/Baa3)(c)
	$3,980,000	3.375%		11/01/22	$3,223,800
	Coca-Cola Icecek AS (NR/Baa3)(c)
	3,770,000	4.750		10/01/18	3,751,559
	Export Credit Bank of Turkey (BB+/Baa3)
	270,000	5.375	(c)	11/04/16	280,125
	2,240,000	5.375		11/04/16	2,324,000
	Turkiye Vakiflar Bankasi Tao (NR/Baa2)(c)
	7,160,000	3.750		04/15/18	6,640,900

					16,220,384

	Ukraine – 0.3%
	Financing of Infrastructural Projects State Enterprise (NR/Caa1)
	4,990,000	8.375		11/03/17	4,141,700

	United Arab Emirates – 1.6%
	ADCB Finance Cayman Ltd. (A-/NR)
	5,920,000	4.500		03/06/23	5,573,680
	Dolphin Energy Ltd. (NR/A1)
	2,596,109	5.888	(f)	06/15/19	2,836,249
	3,350,000	5.500		12/15/21	3,651,500
	Dubai Holding Commercial Operations MTN Ltd. (NR/B2)
EUR	1,050,000	4.750		01/30/14	1,414,811
GBP	1,450,000	6.000		02/01/17	2,367,360
	National Bank of Abu Dhabi (A+/Aa3)
	$1,530,000	3.000		08/13/19	1,503,225
	Ruwais Power Co. PJSC (A-/A3)(c)
	7,650,000	6.000		08/31/36	7,898,625

					25,245,450

	United Kingdom – 0.5%
	State Export-Import Bank of Ukraine JSC via Biz Finance PLC (NR/Caa1)
	3,910,000	8.750		01/22/18	3,128,000
	Vedanta Resources PLC (BB/Ba3)(c)
	4,460,000	7.125		05/31/23	4,151,780

					7,279,780

	United States(c) – 0.9%
	Brazil Loan Trust 1 (BBB/NR)
	13,430,000	5.477		07/24/23	13,631,450
	New Cotai LLC/New Cotai Capital Corp. (NR/NR)(f)(g)
	750,000	10.625		05/01/19	748,125

					14,379,575

	Venezuela – 1.4%
	Petroleos de Venezuela SA (B/NR)
	8,841,900	5.250		04/12/17	7,029,310
	14,960,000	9.000		11/17/21	12,155,000
	3,720,000	5.375		04/12/27	2,139,000
	310,000	5.500		04/12/37	172,825

					21,496,135

	TOTAL CORPORATE OBLIGATIONS
	(Cost $509,452,864)				$489,206,481

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Structured Notes – 1.0%
	Brazil – 1.0%
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London)) (NR/NR)
BRL	1,797,000	6.000%	04/12/14	$1,906,919
	3,445,000	6.000	04/15/14	3,655,724
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
	22,420,246	6.000	08/15/40	10,297,123

	TOTAL STRUCTURED NOTES
	(Cost $21,168,067)			$15,859,766

	U.S. Treasury Obligations – 2.9%
	United States – 2.9%
	United States Treasury Bond
	$15,300,000	3.625%	08/15/43	$15,124,356
	United States Treasury Notes
	24,500,000	2.125	08/31/20	24,717,070
	5,400,000	2.000	09/30/20	5,394,330

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $44,500,094)			$45,235,756

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $1,537,167,220)	$1,478,334,464

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 0.6%
Certificate of Deposit – 0.3%
Banco Del Estado De Chile (NR/NR)
$4,700,000	0.180%	10/28/13	$4,700,000

Repurchase Agreement(h) – 0.3%
Joint Repurchase Agreement Account II
4,100,000	0.083	10/01/13	4,100,000

TOTAL SHORT-TERM INVESTMENTS – 0.6%
(Cost $8,800,000)			$8,800,000

TOTAL INVESTMENTS – 96.7%
(Cost $1,545,967,220)			$1,487,134,464

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.3%			50,135,074

NET ASSETS – 100.0%			$1,537,269,538

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2013.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $453,051,120, which represents approximately 29.5% of net assets as of September 30, 2013.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2013.
(e)	Security is currently in default and/or non-income producing.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Pay-in-kind securities.
(h)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 117.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
MTN	—Medium Term Note
NR	—Not Rated
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	12/18/13	$3,006,656	$1,016
	EUR/USD	12/18/13	6,001,134	76,403
	HUF/EUR	12/18/13	4,047,807	4,042
	PLN/USD	12/18/13	11,761,618	61,618
Barclays Bank PLC	EUR/USD	12/18/13	2,955,237	45,671
	HUF/EUR	12/18/13	2,963,356	15,559
	USD/MYR	10/11/13	5,868,788	38,212
	USD/PHP	10/17/13	1,477,971	30,529
Citibank NA	MXN/USD	12/18/13	16,365,184	103,050
	PHP/USD	10/11/13	2,887,761	21,761
	RUB/USD	10/07/13	2,999,802	95,802
	USD/IDR	10/24/13	2,852,663	63,337
	USD/RUB	10/10/13	2,930,385	9,615
	USD/RUB	10/24/13	2,961,525	55,475
Credit Suisse International (London)	RUB/USD	10/07/13	3,008,797	104,797
	RUB/USD	10/10/13	11,978,110	357,110
	RUB/USD	10/17/13	15,972,860	450,150
	USD/RUB	10/17/13	5,830,972	19,028
Deutsche Bank AG (London)	EUR/USD	10/25/13	2,270,864	7,825
	ILS/USD	12/18/13	2,929,268	4,268
	MYR/USD	10/03/13	5,901,906	59,906
	TWD/USD	10/15/13	2,918,145	10,145
	USD/MXN	10/30/13	5,447,498	104,882
	USD/MXN	12/18/13	2,959,359	32,641
HSBC Bank PLC	BRL/USD	10/17/13	3,052,468	39,640
	KRW/USD	10/23/13	2,939,973	14,973
	MYR/USD	10/03/13	5,351,522	87,522
	MYR/USD	10/11/13	5,897,662	87,662
JPMorgan Securities, Inc.	JPY/USD	12/18/13	2,999,789	9,789
	USD/TRY	12/18/13	2,237,696	2,861
Morgan Stanley Capital Services, Inc.	HUF/EUR	12/18/13	2,963,356	16,342
	RUB/USD	10/15/13	5,908,236	93,236
	TRY/USD	10/21/13	14,548,195	50,456
	USD/MXN	12/18/13	5,933,181	98,819
Royal Bank of Canada	BRL/USD	10/07/13	3,088,518	184,518
	BRL/USD	10/11/13	3,019,805	114,805
	BRL/USD	10/18/13	2,982,220	57,220
	MXN/USD	12/18/13	2,923,878	18,878
Royal Bank of Scotland PLC	USD/TRY	10/21/13	13,614,492	81,341
Standard Chartered Bank	SGD/USD	12/18/13	2,940,091	15,091
	USD/IDR	10/24/13	453,139	29,590
State Street Bank	MXN/USD	12/18/13	2,927,708	22,708
	USD/MXN	12/18/13	5,860,897	46,103
UBS AG (London)	BRL/USD	10/18/13	2,978,266	53,266
	MYR/USD	10/11/13	2,915,589	10,589
	PHP/USD	10/07/13	5,917,095	109,095
	PHP/USD	10/11/13	2,920,553	12,553
	TWD/USD	10/11/13	5,816,762	6,762

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
UBS AG (London) (continued)	USD/IDR	11/19/13	$5,574,982	$437,018
	USD/ZAR	12/18/13	5,785,799	121,201
Westpac Banking Corp.	AUD/USD	12/18/13	8,888,427	170,761
	USD/AUD	12/18/13	5,907,365	6,135
	USD/MYR	10/23/13	5,760,574	70,384
TOTAL				$3,842,160

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	CZK/EUR	12/18/13	$3,009,362	$(5,100)
	EUR/PLN	12/18/13	6,038,730	(84,279)
	HUF/EUR	12/18/13	2,970,121	(16,285)
	TRY/USD	12/18/13	5,750,268	(156,732)
	USD/MYR	10/03/13	2,943,037	(26,037)
Barclays Bank PLC	MXN/USD	12/18/13	2,864,333	(88,667)
	USD/TRY	12/18/13	2,929,551	(21,551)
	USD/ZAR	12/18/13	5,842,691	(11,691)
	ZAR/USD	12/18/13	12,079,199	(110,802)
BNP Paribas SA	RUB/USD	10/15/13	6,002,218	(105,696)
Citibank NA	MYR/USD	10/23/13	6,219,874	(191,126)
	PHP/USD	10/17/13	5,838,687	(11,313)
	RUB/USD	10/17/13	5,845,261	(4,739)
	TRY/USD	12/18/13	2,848,653	(97,347)
	USD/EUR	12/18/13	3,856,422	(61,946)
	USD/MXN	12/18/13	2,874,366	(10,366)
	USD/MYR	10/03/13	2,935,879	(18,879)
	USD/MYR	10/18/13	5,432,800	(10,800)
	USD/RUB	10/10/13	5,900,581	(131,581)
	USD/RUB	10/21/13	3,012,796	(796)
	USD/TRY	12/18/13	2,977,201	(80,201)
Credit Suisse International (London)	CLP/USD	10/16/13	3,183,101	(6,519)
	CLP/USD	10/25/13	2,966,558	(50,442)
	RUB/USD	10/21/13	5,794,353	(152,647)
	USD/JPY	12/18/13	5,836,680	(51,680)
	USD/RUB	10/07/13	5,680,122	(184,122)
	USD/RUB	10/15/13	2,936,970	(29,970)
Deutsche Bank AG (London)	AUD/USD	12/18/13	2,905,885	(1,092)
	ILS/USD	12/18/13	2,945,495	(27,505)
	MXN/USD	10/30/13	3,535,504	(86,113)
	MYR/USD	10/18/13	5,803,657	(46,343)
	MYR/USD	10/23/13	2,850,305	(96,695)
	USD/CNH	12/18/13	11,008,978	(2,475)
	USD/CNH	01/08/14	12,260,234	(157,234)
	USD/KRW	10/24/13	1,424,638	(48,299)
	USD/MXN	10/30/13	3,460,763	(32,439)
	USD/PHP	10/17/13	1,507,218	(1,218)
	USD/PLN	12/18/13	6,546,827	(99,668)
	USD/RUB	10/15/13	1,599,292	(15,886)
	USD/RUB	10/17/13	9,609,902	(219,594)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC	USD/MYR	10/03/13	$2,945,137	$(48,137)
JPMorgan Securities, Inc.	MXN/USD	12/18/13	11,541,798	(158,202)
	USD/BRL	10/17/13	15,579,261	(588,153)
	USD/EUR	10/25/13	19,511,275	(409,093)
	USD/EUR	12/18/13	3,028,306	(13,977)
	USD/HUF	12/18/13	12,964,298	(374,419)
	USD/IDR	10/07/13	441,894	(4,269)
	USD/MXN	10/30/13	20,714,209	(9,622)
	USD/RUB	10/15/13	1,346,516	(16,516)
	USD/TRY	12/18/13	10,012,768	(150,814)
Morgan Stanley Capital Services, Inc.	MXN/JPY	12/18/13	2,988,983	(116,468)
	USD/BRL	10/15/13	6,998,763	(34,119)
	USD/BRL	11/04/13	3,035,857	(23,857)
	USD/ILS	12/18/13	5,770,688	(66,351)
	USD/RUB	10/17/13	9,609,902	(222,275)
Royal Bank of Canada	USD/BRL	10/15/13	2,988,200	(81,200)
	USD/BRL	10/18/13	3,006,391	(53,391)
	USD/GBP	10/24/13	2,468,312	(58,743)
Royal Bank of Scotland PLC	TRY/USD	12/18/13	18,331,044	(464,616)
	USD/TRY	12/18/13	2,952,117	(36,117)
Standard Chartered Bank	USD/SGD	12/18/13	2,805,263	(48,290)
	USD/TRY	12/18/13	9,626,211	(40,346)
	ZAR/USD	12/18/13	2,851,812	(121,188)
State Street Bank	JPY/USD	12/18/13	2,997,134	(14,866)
	MXN/USD	12/18/13	5,772,165	(134,835)
	USD/AUD	12/18/13	2,868,761	(22,754)
	USD/CZK	12/18/13	5,954,960	(127,286)
	USD/JPY	12/18/13	2,918,359	(54,359)
UBS AG (London)	RUB/USD	10/24/13	5,950,209	(83,791)
	USD/BRL	10/07/13	3,061,776	(164,776)
	USD/BRL	10/11/13	3,001,638	(96,638)
	USD/IDR	10/07/13	2,078,694	(33,702)
	USD/ZAR	12/18/13	9,044,507	(51,507)
	ZAR/USD	12/18/13	8,618,144	(147,856)
Westpac Banking Corp.	USD/AUD	12/18/13	2,889,180	(15,105)
	USD/EUR	12/18/13	5,438,231	(7,879)
TOTAL				$(6,651,392)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	87	December 2013	$12,362,156	$440,339
2 Year U.S. Treasury Notes	156	December 2013	34,361,438	86,377
5 Year U.S. Treasury Notes	236	December 2013	28,567,062	123,497
10 Year U.S. Treasury Notes	(69)	December 2013	(8,720,953)	(175)
20 Year U.S. Treasury Bonds	(697)	December 2013	(92,962,375)	(1,282,236)
TOTAL				$(632,198)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	5,340		01/04/16	8.010%	1 month Brazilian Interbank Deposit Average	$(118,634)
		82,240		01/04/16	8.090	1 month Brazilian Interbank Deposit Average	(1,759,029)
	MXN	40,240		05/31/23	6.650	Mexico Interbank TIIE 28 Days	29,067
Barclays Bank PLC	KRW	1,000,000		08/09/23	3 month KWCDC	3.440%	(9,478)
	MYR	6,800		08/14/23	3 month KLIBOR	4.485	(59,913)
Citibank NA		18,970		09/18/18	3 month KLIBOR	3.830	(34,278)
		11,920		09/24/18	3 month KLIBOR	3.785	(486)
	KRW	12,731,400		08/08/23	3 month KWCDC	3.450	(131,163)
		2,069,140		08/16/23	3 month KWCDC	3.485	(26,682)
		2,648,200		08/21/23	3 month KWCDC	3.625	(63,432)
Credit Suisse International (London)	BRL	3,740		01/04/16	8.130	1 month Brazilian Interbank Deposit Average	(78,590)
		69,100		01/04/16	9.925	1 month Brazilian Interbank Deposit Average	(498,799)
Deutsche Bank Securities, Inc.		29,070		01/04/16	10.347	1 month Brazilian Interbank Deposit Average	(121,072)
	MYR	19,420		09/13/18	3 month KLIBOR	3.920	(60,893)
	KRW	21,700,000	(a)	12/21/22	3 month KWCDC	3.390	188,015
		1,400,000	(a)	01/08/23	3 month KWCDC	3.390	12,310
	MYR	5,830		08/14/23	3 month KLIBOR	4.490	(52,145)
	KRW	3,676,760		09/06/23	3 month KWCDC	3.570	(70,378)
JPMorgan Securities, Inc.		3,387,950		08/14/23	3 month KWCDC	3.415	(24,974)
	MYR	6,450		08/15/23	3 month KLIBOR	4.520	(62,766)
	KRW	2,607,840		08/21/23	3 month KWCDC	3.563	(49,555)
	MYR	9,260		09/26/23	3 month KLIBOR	4.330	(1,777)
Morgan Stanley Capital Services, Inc.	PLN	37,710	(a)	09/02/15	3.670	3 month WIBOR	24,994
	BRL	4,340		01/04/16	8.140	1 month Brazilian Interbank Deposit Average	(90,736)
		35,410		01/04/16	10.190	1 month Brazilian Interbank Deposit Average	(175,133)
	KRW	6,983,920	(a)	12/11/22	3 month KWCDC	3.260	94,076
		18,128,470	(a)	12/12/22	3 month KWCDC	3.290	223,835
		18,128,470	(a)	12/13/22	3 month KWCDC	3.300	217,111
		33,000,000	(a)	01/09/23	3 month KWCDC	3.380	302,494
		2,022,340		08/16/23	3 month KWCDC	3.485	(26,078)
TOTAL							$(2,424,089)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
		Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	PLN	26,360(a)	08/31/15	3.670%	6 month WIBOR	$19	$16,791
		61,360(a)	09/01/15	3.690	6 month WIBOR	43	41,887
		21,120	08/07/18	6 month WIBOR	3.650%	32	33,402
TOTAL						$94	$92,080

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	Russian Federation, 7.500%, 03/31/30	$8,500	1.000%	09/20/18	1.721%	$(418,427)	$131,767
Deutsche Bank Securities, Inc.	Federal Republic of Brazil, 12.250%, 03/06/30	13,700	1.000	09/20/18	2.171	(1,356,718)	63,301
	Federal Republic of Brazil, 12.250%, 03/06/30	3,400	1.000	09/20/23	2.183	(333,603)	6,818
	United Mexican States, 5.950%, 03/19/19	3,000	1.000	09/20/23	1.661	(189,582)	23,598
TOTAL						$(2,298,330)	$225,484

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

NON-DELIVERABLE BOND FORWARD CONTRACTS*

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	COP 5,570,000	Titulos de Tesoreria 7.000% 10/11/13	10/11/13	$(18,892)
	10,962,500	Titulos de Tesoreria 10.000% 07/24/24	10/17/13	96,586
	10,962,500	Titulos de Tesoreria 10.000% 07/24/24	10/18/13	97,507
TOTAL				$175,201

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – 94.6%
	Aerospace – 0.5%
	Silver II Borrower/Silver II US Holdings LLC (CCC+/Caa1)(a)
	$7,050,000	7.750%	12/15/20	$7,214,500
	Spirit AeroSystems, Inc. (BB-/Ba3)
	5,000,000	6.750	12/15/20	5,237,500
	TransDigm, Inc. (CCC+/Caa1)(a)
	11,800,000	7.500	07/15/21	12,626,000

				25,078,000

	Airlines – 0.5%
	Air Canada (B+/B2)(a)
	13,550,000	6.750	10/01/19	13,547,427
	Air Canada (BB/B1)(a)
	2,650,000	5.375	11/15/22	2,558,840
	Continental Airlines, Inc. (B+/B1)
	450,000	6.125	04/29/18	456,750
	United Continental Holdings, Inc. (B/B2)
	9,600,000	6.375	06/01/18	9,744,000

				26,307,017

	Automotive – 0.2%
	General Motors Financial Co., Inc. (BB-/Ba3)(a)
	5,400,000	4.750	08/15/17	5,602,500
	1,650,000	3.250	05/15/18	1,600,500
	General Motors Liquidation Co. (NR/NR)(b)
	2,000,000	7.700	04/15/16	—
	7,125,000	7.125	07/15/13	—
	1,000,000	8.800	03/01/49	—
	14,500,000	8.375	07/15/49	—
	LKQ Corp. (BB-/Ba3)(a)
	5,000,000	4.750	05/15/23	4,625,000

				11,828,000

	Automotive Parts – 0.4%
	Accuride Corp. (B-/B3)
	9,150,000	9.500	08/01/18	9,538,875
	Navistar International Corp. (CCC-/B3)
	3,050,000	8.250	11/01/21	3,095,750
	Schaeffler Holding Finance BV (B/B1)(a)(c)
	7,200,000	6.875	08/15/18	7,565,935

				20,200,560

	Banks – 1.4%
	Bank of Scotland Capital Funding LP (BB/Ba2)(d)
GBP	4,695,000	6.059	03/29/49	7,524,733
	BNP Paribas SA (BBB/Ba2)(d)
	600,000	5.945	04/29/49	952,011
	$13,700,000	5.186 (a)	06/29/49	13,838,370
	Citigroup, Inc. (BB/B1)(d)
	14,000,000	5.900	12/29/49	13,055,000
	HBOS Capital Funding LP (BB/NR)(d)
GBP	2,000,000	6.461	11/30/49	3,160,386
	LBG Capital No.2 PLC (BB+/NR)
	$9,000,000	7.875	03/19/20	9,573,750
	Merrill Lynch & Co., Inc. (BBB+/Baa3)
	5,150,000	7.750	05/14/38	6,323,507

	Corporate Obligations – (continued)
	Banks – (continued)
	Royal Bank of Scotland Group PLC (BB+/Ba2)
	$2,530,000	6.125%	12/15/22	$2,569,078
	8,470,000	6.100	06/10/23	8,543,330
	Royal Bank of Scotland PLC (BBB-/NR)(d)
	8,850,000	9.500	03/16/22	10,177,500

				75,717,665

	Building Materials – 1.2%
	American Builders & Contractors Supply Co., Inc. (B/B3)(a)
	8,000,000	5.625	04/15/21	7,800,000
	Builders FirstSource, Inc. (B-/Caa2)(a)
	5,200,000	7.625	06/01/21	5,148,000
	Gibraltar Industries, Inc. (BB-/NR)
	8,350,000	6.250	02/01/21	8,391,750
	PLY Gem Industries, Inc. (B/B3)
	11,740,000	8.250	02/15/18	12,591,150
	Safway Group Holding LLC/Safway Finance Corp. (B/B3)(a)
	8,000,000	7.000	05/15/18	8,100,000
	USG Corp. (BB-/B2)(a)
	5,250,000	9.750	08/01/14	5,551,875
	Zachry Holdings, Inc. (B+/B2)(a)
	13,000,000	7.500	02/01/20	13,390,000

				60,972,775

	Capital Goods – 0.4%
	Dynacast International LLC/Dynacast Finance, Inc. (B/B2)
	11,350,000	9.250	07/15/19	12,428,250
	Servus Luxembourg Holding SCA (B/B2)(a)
EUR	7,700,000	7.750	06/15/18	10,521,118

				22,949,368

	Chemicals – 3.1%
	Ashland, Inc. (BB/Ba1)
	$6,450,000	3.875	04/15/18	6,321,000
	3,000,000	4.750	08/15/22	2,816,250
	Axiall Corp. (BB/Ba3)(a)
	2,800,000	4.875	05/15/23	2,688,000
	Eagle Spinco, Inc. (BB/Ba3)(a)
	15,000,000	4.625	02/15/21	14,437,500
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/NR)
	14,000,000	9.000	11/15/20	13,720,000
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
	27,850,000	8.875	02/01/18	28,789,937
	Huntsman International LLC (B+/B2)
	8,950,000	8.625	03/15/21	9,923,313
	Huntsman International LLC (BB-/B1)
	4,150,000	4.875	11/15/20	3,901,000
	Kraton Polymers LLC/Kraton Polymers Capital Corp. (B/B1)
	13,350,000	6.750	03/01/19	13,717,125
	Omnova Solutions, Inc. (B-/B2)
	14,775,000	7.875	11/01/18	15,550,688
	PQ Corp. (B-/Caa1)(a)
	15,700,000	8.750	05/01/18	16,759,750
	Rockwood Specialties Group, Inc. (BB+/Ba1)
	8,825,000	4.625	10/15/20	8,880,156

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
SPCM SA (BB+/Ba3)(a)
$4,350,000	6.000%		01/15/22	$4,351,760
US Coatings Acquisition, Inc./Flash Dutch 2 BV (B-/Caa1)(a)
22,200,000	7.375		05/01/21	23,199,000

				165,055,479

Conglomerates – 0.3%
Park-Ohio Industries, Inc. (B-/B3)
15,250,000	8.125		04/01/21	16,622,500

Construction Machinery – 1.2%
BC Mountain LLC/BC Mountain Finance, Inc. (B-/B3)(a)
2,950,000	7.000		02/01/21	2,979,500
Cleaver-Brooks, Inc. (B/B2)(a)
5,150,000	8.750		12/15/19	5,510,500
Dematic SA/DH Services Luxembourg Sarl (CCC+/Caa1)(a)
14,000,000	7.750		12/15/20	14,560,000
Mcron Finance Sub LLC (B/B1)(a)
5,700,000	8.375		05/15/19	6,120,375
Milacron LLC/Mcron Finance Corp. (B-/Caa1)(a)
11,215,000	7.750		02/15/21	11,579,488
The Manitowoc Co., Inc. (B+/B3)
5,200,000	9.500		02/15/18	5,538,000
6,200,000	8.500		11/01/20	6,882,000
8,000,000	5.875		10/15/22	7,780,000

				60,949,863

Consumer Products – Household & Leisure – 2.6%
Affinion Group, Inc. (CCC-/Caa3)
19,550,000	7.875		12/15/18	15,542,250
Alphabet Holding Co., Inc. (B-/Caa1)(c)
20,000,000	7.750		11/01/17	20,500,000
Armored Autogroup, Inc. (CCC/Caa2)
7,000,000	9.250		11/01/18	6,335,000
Elizabeth Arden, Inc. (BB-/B1)
5,000,000	7.375		03/15/21	5,381,250
First Quality Finance Co., Inc. (BB-/B2)(a)
5,000,000	4.625		05/15/21	4,537,500
Jarden Corp. (BB-/B1)
9,750,000	7.500		05/01/17	11,041,875
Radio Systems Corp. (B/B3)(a)
11,950,000	8.375		11/01/19	12,965,750
Serta Simmons Holdings LLC (CCC+/Caa1)(a)
15,150,000	8.125		10/01/20	15,869,625
SIWF Merger Sub, Inc./Springs Industries, Inc. (B/B2)(a)
4,750,000	6.250		06/01/21	4,678,750
Spectrum Brands Escrow Corp. (B/B3)(a)
3,750,000	6.375		11/15/20	3,918,750
4,000,000	6.625		11/15/22	4,150,000
The Sun Products Corp. (CCC/Caa1)(a)
19,100,000	7.750		03/15/21	17,476,500
Visant Corp. (CCC+/Caa2)
16,900,000	10.000		10/01/17	15,632,500

				138,029,750

Corporate Obligations – (continued)
Consumer Products – Industrial – 1.9%
ADS Waste Holdings, Inc. (CCC+/Caa1)(a)
$17,550,000	8.250%		10/01/20	$18,471,375
HD Supply, Inc. (B+/B1)
3,500,000	8.125		04/15/19	3,867,500
HD Supply, Inc. (CCC+/B3)
15,750,000	11.000		04/15/20	18,663,750
HD Supply, Inc. (CCC+/Caa2)
30,922,000	7.500	(a)	07/15/20	32,004,270
22,000,000	11.500		07/15/20	26,015,000

				99,021,895

Consumer Products—Non Durable – 1.2%
APX Group, Inc. (B/B1)(a)
14,000,000	6.375		12/01/19	13,230,000
Constellation Brands, Inc. (BB+/Ba1)
4,500,000	8.375		12/15/14	4,860,000
9,443,000	7.250		05/15/17	10,788,628
3,000,000	3.750		05/01/21	2,775,000
7,700,000	4.250		05/01/23	7,045,500
Prestige Brands, Inc. (B-/B3)
2,700,000	8.125		02/01/20	2,983,500
Prestige Brands, Inc. (BB-/Ba3)
3,000,000	8.250		04/01/18	3,180,000
Sally Holdings LLC (BB+/Ba2)
7,150,000	6.875		11/15/19	7,775,625
11,300,000	5.750		06/01/22	11,271,750

				63,910,003

Defense(a) – 0.1%
ADS Tactical, Inc. (B-/Caa1)
6,482,000	11.000		04/01/18	5,898,620

Emerging Markets(a) – 0.5%
Digicel Group Ltd. (NR/Caa1)
5,500,000	10.500		04/15/18	5,953,750
10,200,000	8.250		09/30/20	10,608,000
Digicel Ltd. (NR/B1)
400,000	8.250		09/01/17	418,000
7,800,000	7.000		02/15/20	7,839,000

				24,818,750

Energy – Coal – 0.6%
Arch Coal, Inc. (B-/B3)
6,000,000	7.000		06/15/19	4,710,000
7,950,000	9.875	(a)	06/15/19	7,035,750
Peabody Energy Corp. (B/B1)
7,250,000	4.750		12/15/41	5,825,375
Peabody Energy Corp. (BB/Ba2)
2,500,000	7.375		11/01/16	2,793,750
13,000,000	6.000		11/15/18	12,902,500

				33,267,375

Energy – Exploration & Production – 9.9%
Athlon Holdings LP/Athlon Finance Corp. (CCC+/Caa1)(a)
18,000,000	7.375		04/15/21	18,360,000
Aurora USA Oil & Gas, Inc. (CCC+/Caa1)(a)
17,150,000	7.500		04/01/20	17,150,000

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Berry Petroleum Co. (BB-/B1)
$12,500,000	6.375%		09/15/22	$12,515,625
Chaparral Energy, Inc. (B-/B3)
10,300,000	9.875		10/01/20	11,587,500
6,400,000	8.250		09/01/21	6,720,000
11,250,000	7.625		11/15/22	11,475,000
Chesapeake Energy Corp. (BB-/Ba3)
18,550,000	2.500	(e)	05/15/17	18,262,475
850,000	2.250	(e)	12/15/18	772,902
1,200,000	6.125		02/15/21	1,245,000
Concho Resources, Inc. (BB+/Ba3)
760,000	7.000		01/15/21	835,050
4,650,000	6.500		01/15/22	4,952,250
4,950,000	5.500		10/01/22	4,900,500
13,750,000	5.500		04/01/23	13,543,750
Continental Resources, Inc. (BBB-/Ba2)
4,103,000	7.375		10/01/20	4,574,845
10,000,000	5.000		09/15/22	10,050,000
5,000,000	4.500		04/15/23	4,900,000
CrownRock LP/CrownRock Finance, Inc. (CCC+/Caa1)(a)
16,000,000	7.125		04/15/21	15,640,000
Denbury Resources, Inc. (BB/B1)
5,000,000	8.250		02/15/20	5,475,000
Diamondback Energy, Inc. (CCC+/Caa1)(a)
6,250,000	7.625		10/01/21	6,375,000
Gulfmark Offshore, Inc. (BB-/B1)
9,250,000	6.375		03/15/22	9,250,000
Halcon Resources Corp. (CCC+/Caa1)
14,000,000	9.750		07/15/20	14,700,000
23,150,000	8.875		05/15/21	23,786,625
Kodiak Oil & Gas Corp. (B/B3)
14,550,000	8.125		12/01/19	15,895,875
8,900,000	5.500	(a)	01/15/21	8,744,250
3,300,000	5.500	(a)	02/01/22	3,209,250
Laredo Petroleum, Inc. (B-/B3)
15,850,000	9.500		02/15/19	17,593,500
3,389,000	7.375		05/01/22	3,583,868
Linn Energy LLC/Linn Energy Finance Corp. (B/B2)
9,850,000	6.250	(a)	11/01/19	9,283,625
2,850,000	7.750		02/01/21	2,864,250
Magnum Hunter Resources Corp. (NR/Caa1)(a)
4,950,000	9.750		05/15/20	5,125,725
Magnum Hunter Resources Corp. (CCC/Caa1)(a)
21,000,000	9.750		05/15/20	21,735,000
MEG Energy Corp. (BB/B1)(a)
15,600,000	6.500		03/15/21	15,678,000
20,000,000	6.375		01/30/23	19,500,000
12,200,000	7.000		03/31/24	12,245,750
Memorial Production Partners LP/Memorial Production Finance Corp. (B-/Caa1)
14,000,000	7.625		05/01/21	13,545,000
Oasis Petroleum, Inc. (B/B3)(a)
9,250,000	6.875		03/15/22	9,758,750
Offshore Drilling Holding SA (BB/NR)(a)
14,000,000	8.375		09/20/20	14,162,559

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
QEP Resources, Inc. (BB+/Ba1)
$11,700,000	5.250%		05/01/23	$10,881,000
Resolute Energy Corp. (B-/B3)
12,600,000	8.500		05/01/20	12,962,250
Rosetta Resources, Inc. (B+/B2)
7,300,000	5.625		05/01/21	6,935,000
Samson Investment Co. (CCC+/B3)(a)
20,100,000	9.750		02/15/20	21,255,750
SandRidge Energy, Inc. (B-/B2)
2,900,000	8.750		01/15/20	3,066,750
5,450,000	7.500		03/15/21	5,504,500
3,700,000	8.125		10/15/22	3,755,500
4,000,000	7.500		02/15/23	3,960,000
Seven Generations Energy Ltd. (CCC/B3)(a)
4,350,000	8.250		05/15/20	4,513,560
SM Energy Co. (BB-/Ba3)
6,050,000	6.500		11/15/21	6,292,000
20,000,000	5.000	(a)	01/15/24	18,400,000
Stone Energy Corp. (B-/B3)
10,000,000	8.625		02/01/17	10,575,000
Vanguard Natural Resourses LLC/VNR Finance Corp. (B/B3)
18,000,000	7.875		04/01/20	18,180,000
Whiting Petroleum Corp. (BB+/Ba2)
12,300,000	5.750		03/15/21	12,576,750

				528,854,984

Energy—Services – 1.5%
Atwood Oceanics, Inc. (BB/Ba3)
10,850,000	6.500		02/01/20	11,338,250
Bristow Group, Inc. (BB-/Ba3)
4,450,000	6.250		10/15/22	4,616,875
CVR Refining LLC/Coffeyville Finance, Inc. (B+/B2)
9,000,000	6.500		11/01/22	8,730,000
Offshore Group Investment Ltd. (B-/B3)
7,000,000	7.500		11/01/19	7,357,344
6,050,000	7.125		04/01/23	5,934,090
Pioneer Drilling Co. (B+/B2)
4,300,000	9.875		03/15/18	4,644,000
Seadrill Ltd. (NR/NR)(a)
18,200,000	6.125		09/15/20	17,790,500
Trinidad Drilling Ltd. (BB-/B1)(a)
18,478,000	7.875		01/15/19	19,502,745

				79,913,804

Entertainment & Leisure – 0.5%
AMC Entertainment, Inc. (CCC+/Caa1)
5,000,000	9.750		12/01/20	5,687,500
Carmike Cinemas, Inc. (B/B2)
7,650,000	7.375		05/15/19	8,223,750
Six Flags Entertainment Corp. (BB-/B3)(a)
11,000,000	5.250		01/15/21	10,477,500
Viking Cruises Ltd. (B+/B3)(a)
3,200,000	8.500		10/15/22	3,552,000

				27,940,750

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Environmental – 0.3%
	Casella Waste Systems, Inc. (CCC/Caa1)
	$15,500,000	7.750%		02/15/19	$15,422,500

	Finance – 6.4%
	Aircastle Ltd. (BB+/Ba3)
	8,000,000	6.250		12/01/19	8,380,000
	Ally Financial, Inc. (B+/B1)
	8,000,000	4.625		06/26/15	8,280,000
	30,000,000	6.250		12/01/17	32,025,000
	5,250,000	8.000		03/15/20	6,050,625
	10,000,000	8.000		11/01/31	11,300,000
	CIT Group, Inc. (BB-/Ba3)
	13,200,000	5.000		05/15/17	13,827,000
	9,950,000	5.250		03/15/18	10,422,625
	25,000,000	5.500	(a)	02/15/19	26,312,500
	2,000,000	5.000		08/15/22	1,960,000
	Harbinger Group, Inc. (B/B3)(a)
	16,000,000	7.875		07/15/19	16,520,000
	International Lease Finance Corp. (BBB-/Ba2)(a)
	1,000,000	6.750		09/01/16	1,102,500
	4,900,000	7.125		09/01/18	5,488,000
	International Lease Finance Corp. (BBB-/Ba3)
	12,125,000	8.625		09/15/15	13,367,812
	15,000,000	5.750		05/15/16	15,825,000
	5,000,000	8.750		03/15/17	5,750,000
	3,000,000	5.875		04/01/19	3,120,000
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (B+/B1)(a)
	12,000,000	7.375		04/01/20	11,850,000
	Jefferies LoanCore LLC/JLC Finance Corp. (B/B2)(a)
	8,000,000	6.875		06/01/20	7,860,000
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)
	7,700,000	6.500		08/01/18	7,757,750
	5,200,000	7.875		10/01/20	5,421,000
	14,450,000	6.500		07/01/21	13,908,125
	Nuveen Investments, Inc. (CCC/Caa2)(a)
	5,350,000	9.125		10/15/17	5,269,750
	Provident Funding Associates LP/PFG Finance Corp. (B+/Ba3)(a)
	7,075,000	10.125		02/15/19	7,853,250
	4,000,000	6.750		06/15/21	4,010,000
	RBS Capital Trust I (BB/B1)(d)
	6,375,000	2.113		12/29/49	5,562,188
	RBS Capital Trust III (BB/B1)(d)
	7,000,000	5.512		09/29/49	6,440,000
	SLM Corp. (BBB-/Ba1)
	7,000,000	8.450		06/15/18	7,930,311
	15,900,000	5.500		01/15/19	15,763,777
	12,000,000	8.000		03/25/20	12,940,916
	Speedy Cash, Inc. (B/Caa1)(a)
	13,500,000	10.750		05/15/18	14,141,250
	Springleaf Finance Corp. (CCC+/Caa1)(a)
	2,950,000	7.750		10/01/21	3,071,688
	Studio City Finance Ltd. (B-/B3)(a)
	15,750,000	8.500		12/01/20	17,246,250
	Synovus Financial Corp. (BB-/B1)
	4,650,000	7.875		02/15/19	5,254,500

	Corporate Obligations – (continued)
	Finance – (continued)
	TMX Finance LLC/TitleMax Finance Corp. (B+/B3)(a)
	$8,000,000	8.500%		09/15/18	$8,360,000

					340,371,817

	Finance Insurance(a) – 0.1%
	Liberty Mutual Group, Inc. (BB/Baa3)
	5,800,000	7.800		03/15/37	6,264,000

	Food – 2.2%
	B&G Foods, Inc. (B+/B1)
	9,000,000	4.625		06/01/21	8,550,000
	Bumble Bee Acquisition Corp. (B/B3)(a)
	5,921,000	9.000		12/15/17	6,409,483
	Bumble Bee Holdco SCA (CCC+/Caa2)(a)(c)
	10,375,000	9.625		03/15/18	10,815,937
	Chiquita Brands International, Inc./Chiquita Brands LLC (B/B1)(a)
	10,850,000	7.875		02/01/21	11,528,125
	Del Monte Corp. (CCC+/Caa1)
	16,800,000	7.625		02/15/19	17,388,000
	Hawk Acquisition Sub, Inc. (BB-/B1)(a)
	11,000,000	4.250		10/15/20	10,477,500
	Post Holdings, Inc. (B+/B1)
	2,050,000	7.375	(a)	02/15/22	2,162,750
	5,600,000	7.375		02/15/22	5,908,000
	Shearer’s Foods LLC/Chip Finance Corp. (B/B3)(a)
	6,050,000	9.000		11/01/19	6,322,250
	US Foods, Inc. (CCC+/Caa2)
	24,950,000	8.500		06/30/19	26,322,250
	Wells Enterprises, Inc. (B+/B2)(a)
	8,550,000	6.750		02/01/20	8,763,750

					114,648,045

	Gaming – 5.2%
	Caesars Entertainment Operating Co., Inc. (B-/B3)
	14,700,000	11.250		06/01/17	14,920,500
	36,950,000	9.000		02/15/20	34,733,000
	Caesars Entertainment Operating Co., Inc. (CCC-/NR)
	19,000,000	10.000		12/15/18	9,975,000
	Caesars Entertainment Operating Co., Inc. (CCC-/Caa3)
	7,050,000	12.750		04/15/18	4,353,375
	CCM Merger, Inc. (CCC+/Caa2)(a)
	12,150,000	9.125		05/01/19	12,696,750
	Chester Downs & Marina LLC (B/B3)(a)
	4,000,000	9.250		02/01/20	4,040,000
	CityCenter Holdings LLC/CityCenter Finance Corp. (CCC/Caa1)(c)
	24,450,000	10.750		01/15/17	26,222,625
	Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/Caa1)(a)
	10,000,000	10.500		07/01/19	9,750,000
	Gala Electric Casinos PLC (CCC+/Caa2)
GBP	1,000,000	11.500		06/01/19	1,773,360
	Gala Group Finance PLC (B+/B2)
	3,400,000	8.875		09/01/18	5,947,081
	Graton Economic Development Authority (B/B3)(a)
	$11,050,000	9.625		09/01/19	12,127,375

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Gaming – (continued)
Marina District Finance Co., Inc. (B+/B2)
$5,000,000	9.875%		08/15/18	$5,425,000
MGM Resorts International (B+/B3)
5,500,000	4.250		04/15/15	6,971,140
8,350,000	6.625		07/15/15	8,997,125
15,000,000	6.875		04/01/16	16,350,000
10,000,000	10.000		11/01/16	11,950,000
7,800,000	7.625		01/15/17	8,716,500
3,200,000	11.375		03/01/18	4,048,000
14,450,000	6.750		10/01/20	15,172,500
16,550,000	6.625		12/15/21	17,087,875
5,000,000	7.750		03/15/22	5,437,500
Mohegan Tribal Gaming Authority (CCC/NR)(a)
1,555,000	11.000		09/15/18	1,539,450
Mohegan Tribal Gaming Authority (CCC/Caa1)(a)
7,600,000	9.750		09/01/21	7,942,000
Pinnacle Entertainment, Inc. (B/B3)
7,975,000	8.750		05/15/20	8,712,688
Seminole Hard Rock Entertainment, Inc. (BB-/B2)(a)
10,400,000	5.875		05/15/21	9,984,000
Snoqualmie Entertainment Authority (B/Caa1)(a)
4,050,000	4.147	(d)	02/01/14	4,019,625
9,913,000	9.125		02/01/15	9,888,218

				278,780,687

Health Care – Medical Products – 1.6%
Catalent Pharma Solutions, Inc. (B/Caa1)
9,300,000	7.875		10/15/18	9,416,250
DJO Finance LLC/DJO Finance Corp. (CCC/Caa2)
8,300,000	9.750		10/15/17	8,383,000
DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)
7,150,000	7.750		04/15/18	7,078,500
27,000,000	9.875		04/15/18	28,620,000
Fresenius Medical Care US Finance, Inc. (BB+/Ba2)
4,100,000	6.875		07/15/17	4,624,604
5,000,000	6.500	(a)	09/15/18	5,500,000
10,950,000	5.625	(a)	07/31/19	11,415,375
4,550,000	5.750	(a)	02/15/21	4,652,375
6,005,000	5.875	(a)	01/31/22	6,155,125

				85,845,229

Health Care – Pharmaceuticals(a) – 0.7%
Valeant Pharmaceuticals International (B/B1)
8,150,000	6.875		12/01/18	8,639,000
27,000,000	6.375		10/15/20	27,945,000
50,000	7.250		07/15/22	53,375

				36,637,375

Health Care – Services – 4.3%
CHS/Community Health Systems, Inc. (BB/Ba2)
20,000,000	5.125		08/15/18	20,350,000
HCA Holdings, Inc. (B-/B3)
4,750,000	6.250		02/15/21	4,797,500
HCA, Inc. (B-/B3)
1,000,000	6.375		01/15/15	1,055,000
36,200,000	7.500		02/15/22	39,639,000

Corporate Obligations – (continued)
Health Care – Services – (continued)
HCA, Inc. (BB/Ba3)
$42,000,000	6.500%		02/15/20	$45,465,000
2,300,000	7.875		02/15/20	2,484,000
28,150,000	7.250		09/15/20	30,683,500
Health Management Associates, Inc. (B-/B3)
15,000,000	7.375		01/15/20	16,425,000
HEALTHSOUTH Corp. (BB-/B1)
3,200,000	7.250		10/01/18	3,448,000
2,000,000	8.125		02/15/20	2,180,000
2,000,000	7.750		09/15/22	2,150,000
MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba1)
25,000,000	6.875		05/01/21	26,312,500
14,200,000	6.375		02/15/22	14,377,500
Radiation Therapy Services, Inc. (CCC/Caa2)
10,725,000	9.875		04/15/17	7,722,000
Tenet Healthcare Corp. (B+/Ba3)
12,000,000	6.250		11/01/18	12,810,000

				229,899,000

Home Construction – 3.3%
Ashton Woods USA LLC/Ashton Woods Finance Co. (B-/Caa1)(a)
10,197,000	6.875		02/15/21	9,916,582
Beazer Homes USA, Inc. (B/B2)
4,500,000	6.625		04/15/18	4,702,500
Beazer Homes USA, Inc. (CCC/Caa2)
6,350,000	9.125		06/15/18	6,635,750
4,300,000	7.500	(a)	09/15/21	4,192,500
2,200,000	7.250		02/01/23	2,084,500
Brookfield Residential Properties, Inc. (BB-/B2)(a)
20,000,000	6.500		12/15/20	20,100,000
10,150,000	6.125		07/01/22	9,794,750
CPG Merger Sub LLC (NR/Caa2)(a)
5,700,000	8.000		10/01/21	5,814,000
D.R. Horton, Inc. (BB/Ba2)
8,000,000	3.625		02/15/18	7,880,000
6,000,000	4.750		02/15/23	5,565,000
Lennar Corp. (BB-/Ba3)
14,000,000	4.750		11/15/22	12,845,000
Meritage Homes Corp. (B+/B1)
7,501,000	7.150		04/15/20	8,082,328
13,850,000	7.000		04/01/22	14,750,250
Ryland Group Co. (BB-/B1)
8,000,000	5.375		10/01/22	7,440,000
Standard Pacific Corp. (B+/B2)
7,800,000	6.250		12/15/21	7,761,000
The Ryland Group, Inc. (BB-/B1)
6,000,000	0.250		06/01/19	5,418,570
Toll Brothers Finance Corp. (BB+/Ba1)
5,000,000	5.875		02/15/22	5,100,000
5,850,000	4.375		04/15/23	5,323,500
Weekley Homes LLC/Weekley Finance Corp. (BB-/B2)(a)
8,200,000	6.000		02/01/23	7,790,000
William Lyon Homes, Inc. (B-/B3)
15,950,000	8.500		11/15/20	16,827,250

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Home Construction – (continued)
	Woodside Homes Co. LLC/Woodside Homes Finance, Inc. (B/Caa1)(a)
	$5,900,000	6.750%		12/15/21	$5,885,250

					173,908,730

	Life Insurance – 0.1%
	American Equity Investment Life Holding Co. (BB+/NR)
	1,900,000	6.625		07/15/21	1,961,750
	Fidelity & Guaranty Life Holdings, Inc. (BB-/B1)(a)
	3,700,000	6.375		04/01/21	3,774,000

					5,735,750

	Lodging – 0.4%
	Felcor Lodging LP (B+/B2)
	2,759,000	10.000		10/01/14	2,969,374
	Felcor Lodging LP (B-/B2)
	7,300,000	5.625		03/01/23	6,807,250
	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. (B/B3)(a)
	8,050,000	5.625		10/15/21	8,090,250
	New Cotai LLC/New Cotai Capital Corp. (NR/NR)(a)(c)
	5,250,000	10.625		05/01/19	5,236,875

					23,103,749

	Machinery – 0.4%
	Constellation Enterprises LLC (B/B3)(a)
	10,370,000	10.625		02/01/16	8,684,875
	Dresser-Rand Group, Inc. (B+/Ba3)
	11,500,000	6.500		05/01/21	12,132,500

					20,817,375

	Media – Broadcasting & Radio – 2.6%
	Clear Channel Communications, Inc. (CCC+/Caa1)
	11,000,000	9.000		12/15/19	10,835,000
	Clear Channel Communications, Inc. (CCC-/Ca)(c)
	6,609,035	11.000		08/01/16	5,981,177
	Entercom Radio LLC (B-/Caa1)
	13,000,000	10.500		12/01/19	14,722,500
	Gannett Co., Inc. (BB/Ba1)(a)
	18,300,000	5.125		07/15/20	17,934,000
	Gray Television, Inc. (B-/Caa2)
	10,000,000	7.500		10/01/20	10,400,000
	Nexstar Broadcasting, Inc. (B/Caa1)(a)
	14,650,000	6.875		11/15/20	14,906,375
	Sirius XM Radio, Inc. (BB/B1)(a)
	4,050,000	5.875		10/01/20	4,080,375
	13,500,000	5.750		08/01/21	13,331,250
	Univision Communications, Inc. (B+/B2)(a)
	9,000,000	6.875		05/15/19	9,630,000
	1,100,000	7.875		11/01/20	1,201,750
	18,250,000	6.750		09/15/22	19,253,750
	3,000,000	5.125		05/15/23	2,872,500
	Univision Communications, Inc. (CCC+/Caa2)(a)
	10,000,000	8.500		05/15/21	10,900,000

					136,048,677

	Corporate Obligations – (continued)
	Media – Cable – 4.4%
	Adelphia Communications Corp. (NR/NR)
	$2,000,000	10.250%		06/15/49	$15,000
	Cablevision Systems Corp. (B+/B1)
	14,100,000	7.750		04/15/18	15,756,750
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	6,050,000	7.000		01/15/19	6,382,750
	5,500,000	7.375		06/01/20	5,940,000
	10,000,000	6.500		04/30/21	10,200,000
	12,150,000	6.625		01/31/22	12,332,250
	15,000,000	5.750	(a)	09/01/23	14,137,500
	Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/B3)(a)
	21,400,000	5.125		12/15/21	20,009,000
	CSC Holdings LLC (BB+/Ba3)
	1,561,000	7.875		02/15/18	1,783,443
	5,100,000	8.625		02/15/19	5,916,000
	7,650,000	6.750		11/15/21	8,185,500
	DISH DBS Corp. (BB-/Ba3)
	6,650,000	7.750		05/31/15	7,248,500
	9,850,000	7.125		02/01/16	10,835,000
	5,400,000	4.250		04/01/18	5,386,500
	800,000	7.875		09/01/19	912,000
	25,000,000	6.750		06/01/21	26,250,000
	6,550,000	5.875		07/15/22	6,435,375
	Harron Communications LP/Harron Finance Corp. (B-/Caa1)(a)
	9,230,000	9.125		04/01/20	10,176,075
	Lynx I Corp. (BB-/Ba3)(a)
	6,050,000	5.375		04/15/21	5,898,750
	Lynx II Corp. (B/B2)(a)
	4,000,000	6.375		04/15/23	3,980,000
	Midcontinent Communications & Midcontinent Finance Corp. (B-/B3)(a)
	7,500,000	6.250		08/01/21	7,556,250
	UPC Holding BV (B/B2)
EUR	12,950,000	8.375		08/15/20	19,022,929
	10,900,000	6.375		09/15/22	14,508,953
CHF	12,350,000	6.750	(a)	03/15/23	13,519,655

					232,388,180

	Media – Diversified – 0.2%
	Videotron Ltd. (BB/Ba2)
	$8,450,000	5.000		07/15/22	8,006,375

	Media – Non Cable(a) – 0.4%
	Griffey Intermediate, Inc./Griffey Finance Sub LLC (CCC+/Caa1)
	23,000,000	7.000		10/15/20	17,250,000
	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance (NR/B2)
	5,800,000	9.750		04/01/21	6,090,000

					23,340,000

	Metals – 1.5%
	AK Steel Corp. (B-/Caa1)
	3,000,000	7.625		05/15/20	2,520,000
	3,000,000	8.375		04/01/22	2,527,500

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Metals – (continued)
	AK Steel Corp. (BB-/B2)
	$5,756,000	8.750%		12/01/18	$6,274,040
	ArcelorMittal (BB+/Ba1)
	4,500,000	5.500		03/01/21	4,638,704
	10,950,000	6.250		02/25/22	11,524,875
	Calcipar SA (BB/Ba3)
EUR	4,000,000	1.424	(d)	07/01/14	5,357,288
	$5,000,000	6.875	(a)	05/01/18	5,226,638
	Edgen Murray Corp. (B+/Caa1)(a)
	11,000,000	8.750		11/01/20	11,165,000
	GrafTech International Ltd. (BB+/Ba2)
	4,700,000	6.375		11/15/20	4,723,500
	JW Aluminum Co. (NR/NR)(a)
	6,000,000	11.500		11/15/17	6,045,000
	Noranda Aluminum Acquisition Corp. (CCC+/Caa1)(a)
	5,000,000	11.000		06/01/19	4,475,000
	Steel Dynamics, Inc. (BB+/Ba2)
	4,050,000	6.125		08/15/19	4,222,125
	3,350,000	6.375		08/15/22	3,467,250
	8,650,000	5.250	(a)	04/15/23	8,174,250

					80,341,170

	Mining(a) – 0.9%
	FMG Resources (August 2006) Pty Ltd. (B+/B1)
	3,250,000	7.000		11/01/15	3,355,625
	4,650,000	6.375		02/01/16	4,766,250
	13,950,000	6.000		04/01/17	14,298,750
	3,650,000	6.875		02/01/18	3,832,500
	Inmet Mining Corp. (B+/B1)
	7,000,000	8.750		06/01/20	7,490,000
	Magnetation LLC/Mag Finance Corp. (B-/B3)
	10,000,000	11.000		05/15/18	9,750,000
	New Gold, Inc. (BB-/B2)
	1,098,000	7.000		04/15/20	1,131,983
	4,700,000	6.250		11/15/22	4,562,290

					49,187,398

	Packaging – 2.9%
	ARD Finance SA (CCC+/Caa1)(a)(c)
	891,475	11.125		06/01/18	918,590
	Ardagh Glass Finance PLC (CCC+/B3)
EUR	6,000,000	8.750		02/01/20	8,238,859
	Ardagh Packaging Finance PLC (NR/Ba3)
	$1,600,000	4.875	(a)	11/15/22	1,528,000
	Ardagh Packaging Finance PLC (B+/Ba3)(a)
	2,200,000	7.375		10/15/17	2,356,750
	Ardagh Packaging Finance PLC (CCC+/B3)
	11,375,000	9.125	(a)	10/15/20	12,034,187
EUR	1,900,000	9.250		10/15/20	2,686,085
	$1,800,000	7.000	(a)	11/15/20	1,737,000
	BOE Merger Corp. (CCC+/Caa2)(a)(c)
	7,000,000	9.500		11/01/17	7,280,000
	Reynolds Group Issuer, Inc. (B+/B1)
	5,000,000	7.125		04/15/19	5,312,500
	10,200,000	7.875		08/15/19	11,169,000
	9,100,000	5.750		10/15/20	9,100,000
	1,625,000	6.875		02/15/21	1,738,750

	Corporate Obligations – (continued)
	Packaging – (continued)
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	$30,000,000	9.000%		04/15/19	$31,575,000
	11,300,000	9.875		08/15/19	12,204,000
	25,000,000	8.250		02/15/21	25,125,000
	Sealed Air Corp. (BB-/B1)(a)
	5,250,000	8.125		09/15/19	5,827,500
	8,900,000	6.500		12/01/20	9,278,250
	5,450,000	8.375		09/15/21	6,117,625

					154,227,096

	Paper – 0.6%
	Clearwater Paper Corp. (BB/Ba2)
	8,014,000	7.125		11/01/18	8,615,050
	Sappi Papier Holding GmbH (BB/Ba2)(a)
	15,400,000	7.750		07/15/17	16,016,000
	8,525,000	6.625		04/15/21	8,013,500
	Stone Container Finance Co. of Canada II (NR/WR)(b)
	2,250,000	7.375		07/15/14	—

					32,644,550

	Printing – 0.5%
	Checkout Holding Corp. (CCC+/Caa1)(a)(f)
	7,000,000	0.000		11/15/15	5,687,500
	Logo Merger Sub Corp. (CCC+/Caa1)(a)
	11,750,000	8.375		10/15/20	12,131,875
	RR Donnelley & Sons Co. (BB/Ba3)
	5,650,000	7.875		03/15/21	6,073,750

					23,893,125

	Publishing – 0.5%
	ProQuest LLC/ProQuest Notes Co. (B-/Caa1)(a)
	18,800,000	9.000		10/15/18	18,894,000
	The Nielsen Co Luxembourg SARL (BB/B2)(a)
	6,400,000	5.500		10/01/21	6,416,000
	Truvo Subsidiary Corp. (NR/WR)(b)
EUR	16,750,000	8.500		12/01/14	793,109

					26,103,109

	Real Estate – 0.7%
	CB Richard Ellis Services, Inc. (B+/Ba1)
	$5,000,000	5.000		03/15/23	4,700,000
	DuPont Fabros Technology LP (BB/Ba1)(a)
	14,000,000	5.875		09/15/21	13,965,000
	Howard Hughes Corp. (B/Ba3)(a)
	11,900,000	6.875		10/01/21	11,891,167
	Starwood Property Trust, Inc. (BB-/NR)
	8,000,000	4.550		03/01/18	8,324,880

					38,881,047

	Retailers – 1.9%
	American Apparel, Inc. (B-/Caa1)(a)
	12,400,000	13.000		04/15/20	12,524,000
	Best Buy Co., Inc. (BB/Baa2)
	11,000,000	5.000		08/01/18	11,316,250
	Burlington Coat Factory Warehouse Corp. (CCC/Caa1)
	12,000,000	10.000		02/15/19	13,290,000

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Retailers – (continued)
	Burlington Holdings LLC/Burlington Holding Finance, Inc. (CCC/Caa2)(a)(c)
	$5,000,000	9.000%		02/15/18	$5,137,500
	Claire’s Stores, Inc. (B-/B2)(a)
	5,150,000	6.125		03/15/20	5,098,500
	Claire’s Stores, Inc. (CCC/Caa2)
	7,000,000	8.875		03/15/19	7,490,000
	6,000,000	7.750	(a)	06/01/20	5,850,000
	Jo-Ann Stores, Inc. (CCC+/Caa1)(a)
	4,000,000	8.125		03/15/19	4,070,000
	L Brands, Inc. (BB+/Ba1)
	7,050,000	5.625		02/15/22	7,226,250
	Limited Brands, Inc. (BB+/Ba1)
	14,337,000	6.625		04/01/21	15,519,802
	Rent-A-Center, Inc. (BB-/Ba3)(a)
	2,750,000	4.750		05/01/21	2,543,750
	The Bon-Ton Department Stores, Inc. (B-/Caa1)
	1,700,000	8.000		06/15/21	1,589,500
	The William Carter Co. (BB+/Ba2)(a)
	8,000,000	5.250		08/15/21	7,980,000

					99,635,552

	Retailers – Food & Drug – 0.9%
	BI-LO LLC/BI-LO Finance Corp. (CCC+/Caa1)(a)(c)
	6,250,000	8.625		09/15/18	6,328,125
	Rite Aid Corp. (BB-/B1)
	1,250,000	8.000		08/15/20	1,396,875
	Rite Aid Corp. (CCC+/Caa2)(a)
	35,050,000	6.750		06/15/21	36,013,875
	The Pantry, Inc. (B+/Caa1)
	6,100,000	8.375		08/01/20	6,466,000

					50,204,875

	Services Cyclical – Business Services – 1.3%
	CoreLogic, Inc. (B+/B1)
	16,150,000	7.250		06/01/21	17,179,562
	Sabre, Inc. (B/B1)(a)
	18,950,000	8.500		05/15/19	20,418,625
	Sitel LLC/Sitel Finance Corp. (B/B2)(a)
	5,000,000	11.000		08/01/17	5,337,500
	Sitel LLC/Sitel Finance Corp. (B-/Caa2)
	11,225,000	11.500		04/01/18	9,625,438
	SPL Logistics Escrow LLC (B/B2)(a)
	7,550,000	8.875		08/01/20	7,889,750
	WEX, Inc. (BB/Ba3)(a)
	8,900,000	4.750		02/01/23	8,099,000

					68,549,875

	Services Cyclical – Rental Equipment – 2.6%
	Ahern Rentals, Inc. (B/Caa1)(a)
	8,000,000	9.500		06/15/18	8,300,000
	Algeco Scotsman Global Finance PLC (B/B1)(a)
	31,400,000	8.500		10/15/18	33,205,500
	Algeco Scotsman Global Finance PLC (CCC+/B3)(a)
	21,000,000	10.750		10/15/19	21,105,000

	Corporate Obligations – (continued)
	Services Cyclical – Rental Equipment – (continued)
	BakerCorp International, Inc. (CCC+/Caa1)
	$8,000,000	8.250%		06/01/19	$7,960,000
	Europcar Groupe SA (B-/Caa1)
EUR	4,000,000	11.500	(a)	05/15/17	6,200,384
	1,000,000	11.500		05/15/17	1,550,096
	HDTFS, Inc. (B/B2)
	$7,900,000	6.250		10/15/22	8,117,250
	Maxim Crane Works LP (B/Caa2)(a)
	5,500,000	12.250		04/15/15	5,678,750
	NESCO LLC (B-/Caa1)(a)
	13,500,000	11.750		04/15/17	15,052,500
	The Hertz Corp. (B/B2)
	3,400,000	5.875		10/15/20	3,485,000
	United Rentals North America, Inc. (B+/B2)
	11,600,000	7.375		05/15/20	12,470,000
	5,000,000	7.625		04/15/22	5,437,500
	5,800,000	6.125		06/15/23	5,814,500
	United Rentals North America, Inc. (B-/B3)
	3,000,000	8.375		09/15/20	3,300,000

					137,676,480

	Technology – Hardware – 1.6%
	Alcatel-Lucent USA, Inc. (CCC+/B3)(a)
	2,800,000	8.875		01/01/20	2,982,000
	Alcatel-Lucent USA, Inc. (CCC+/WR)
	11,000,000	6.450		03/15/29	9,267,500
	Ancestry.com, Inc. (CCC+/B3)
	9,200,000	11.000		12/15/20	10,465,000
	Brightstar Corp. (B+/B1)(a)
	4,110,000	9.500		12/01/16	4,315,500
	7,730,000	7.250		08/01/18	7,575,400
	CDW LLC/CDW Finance Corp. (B-/B3)
	10,000,000	8.500		04/01/19	11,050,000
	CommScope Holding Co., Inc. (B-/Caa1)(a)(c)
	5,900,000	6.625		06/01/20	5,885,250
	CommScope, Inc. (B/B3)(a)
	10,000,000	8.250		01/15/19	10,900,000
	EN Germany Holdings BV (CCC+/B3)
EUR	8,459,000	10.750		11/15/15	10,957,402
	NCR Corp. (BB/Ba3)
	$5,634,000	5.000		07/15/22	5,253,705
	NXP BV/NXP Funding LLC (B+/B3)(a)
	4,800,000	3.750		06/01/18	4,668,000

					83,319,757

	Technology – Software/Services – 3.7%
	Aspect Software, Inc. (CCC+/Caa2)
	7,500,000	10.625		05/15/17	7,481,250
	BMC Software Finance, Inc. (B-/Caa1)(a)
	13,250,000	8.125		07/15/21	13,746,875
	CyrusOne LP/CyrusOne Finance Corp. (B+/B2)
	9,450,000	6.375		11/15/22	9,355,500
	Equinix, Inc. (BB/Ba3)
	5,750,000	4.875		04/01/20	5,606,250
	11,331,000	7.000		07/15/21	12,095,843
	11,750,000	5.375		04/01/23	11,103,750

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Technology – Software/Services – (continued)
	First Data Corp. (B+/B1)(a)
	$7,000,000	7.375%		06/15/19	$7,332,500
	First Data Corp. (B-/Caa1)
	36,350,000	8.250	(a)	01/15/21	37,440,500
	15,000,000	11.250	(a)	01/15/21	15,675,000
	11,500,000	12.625		01/15/21	12,650,000
	40,100,000	8.750	(a)(c)	01/15/22	41,704,000
	Infor (US), Inc. (B-/Caa1)
EUR	5,000,000	10.000		04/01/19	7,508,320
	Nuance Communications, Inc. (BB-/B1)(a)
	$12,900,000	5.375		08/15/20	12,222,750

					193,922,538

	Telecommunications – 2.6%
	Frontier Communications Corp. (BB-/Ba2)
	30,000,000	8.250		04/15/17	33,900,000
	3,200,000	8.125		10/01/18	3,536,000
	27,000,000	8.500		04/15/20	29,902,500
	Level 3 Communications, Inc. (CCC+/Caa2)
	7,200,000	8.875		06/01/19	7,704,000
	Level 3 Financing, Inc. (CCC+/B3)
	14,500,000	10.000		02/01/18	15,551,250
	10,000,000	9.375		04/01/19	11,050,000
	5,700,000	8.125		07/01/19	6,127,500
	PAETEC Holding Corp. (NR/WR)
	6,800,000	9.875		12/01/18	7,565,000
	Telefonica Celular del Paraguay SA (NR/Ba3)
	600,000	6.750		12/13/22	597,108
	tw telecom holdings, Inc. (B+/B1)
	4,500,000	5.375		10/01/22	4,308,750
	Windstream Corp. (B/B1)
	7,375,000	7.875		11/01/17	8,204,687
	1,750,000	8.125		09/01/18	1,883,438
	4,000,000	7.750		10/15/20	4,140,000
	4,350,000	6.375		08/01/23	3,991,125

					138,461,358

	Telecommunications – Cellular – 5.2%
	Crown Castle International Corp. (B/B1)
	7,850,000	5.250		01/15/23	7,222,000
	Matterhorn Financing & CY SCA (CCC+/NR)(a)(c)
EUR	6,100,000	9.000		04/15/19	8,252,388
	MetroPCS Wireless, Inc. (BB/Ba3)(a)
	$15,000,000	6.250		04/01/21	15,037,500
	7,300,000	6.625		04/01/23	7,300,000
	SBA Telecommunications, Inc. (BB-/B1)
	7,400,000	5.750		07/15/20	7,326,000
	Softbank Corp. (BB+/Ba1)(a)
	36,000,000	4.500		04/15/20	34,365,000
	Sprint Capital Corp. (BB-/B1)
	16,400,000	6.900		05/01/19	16,851,000
	20,000,000	8.750		03/15/32	20,300,000
	Sprint Corp. (BB-/B1)
	30,050,000	8.375		08/15/17	33,806,250
	19,000,000	7.250		09/15/21	19,142,500
	17,850,000	7.875		09/15/23	18,162,375

	Corporate Obligations – (continued)
	Telecommunications—Cellular – (continued)
	Sprint Nextel Corp. (BB+/Ba2)(a)
	$15,450,000	9.000%		11/15/18	$18,115,125
	Sprint Nextel Corp. (BB-/B1)
	8,000,000	6.000		12/01/16	8,500,000
	19,600,000	7.000		08/15/20	19,894,000
	10,000,000	11.500		11/15/21	12,800,000
	Wind Acquisition Finance SA (B/B3)(a)
	10,000,000	11.750		07/15/17	10,637,500
	Wind Acquisition Finance SA (BB-/Ba3)(a)
	10,000,000	7.250		02/15/18	10,400,000
	Wind Acquisition Holdings Finance SA (B-/Caa1)(a)(c)
	11,000,000	12.250		07/15/17	10,660,528

					278,772,166

	Telecommunications—Satellites – 1.8%
	Intelsat Jackson Holdings SA (B/B3)
	15,320,000	7.250		10/15/20	16,392,400
	10,100,000	7.500		04/01/21	10,908,000
	14,850,000	5.500	(a)	08/01/23	13,884,750
	Intelsat Jackson Holdings SA (CCC+/Caa1)(a)
	15,300,000	6.625		12/15/22	15,070,500
	Intelsat Luxembourg SA (CCC+/Caa2)(a)
	7,850,000	6.750		06/01/18	8,144,375
	16,950,000	7.750		06/01/21	17,543,250
	13,000,000	8.125		06/01/23	13,682,500

					95,625,775

	Textiles & Apparel – 0.4%
	Quiksilver, Inc. (B-/B3)
EUR	2,825,000	8.875		12/15/17	3,900,149
	Quiksilver, Inc. (CCC+/B2)(a)
	$6,550,000	7.875		08/01/18	6,877,500
	The Jones Group, Inc. (B+/B1)
	12,000,000	6.875		03/15/19	12,240,000

					23,017,649

	Tobacco – 0.4%
	Alliance One International, Inc. (B-/Caa1)(a)
	14,000,000	9.875		07/15/21	13,160,000
	Vector Group Ltd. (B+/Ba3)
	9,100,000	7.750		02/15/21	9,395,750

					22,555,750

	Transportation – 0.8%
	Aguila 3 SA (B/B2)(a)
	24,750,000	7.875		01/31/18	25,863,750
	Florida East Coast Holdings Corp. (CCC/Caa3)(c)
	3,000,186	10.500		08/01/17	3,071,441
	Florida East Coast Railway Corp. (B-/B3)
	1,650,000	8.125		02/01/17	1,732,500
	Watco Cos LLC/Watco Finance Corp. (CCC+/B3)(a)
	10,000,000	6.375		04/01/23	9,900,000

					40,567,691

	Utilities—Distribution – 0.3%
	AmeriGas Finance LLC/AmeriGas Finance Corp. (NR/Ba2)
	8,100,000	6.750		05/20/20	8,586,000

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Utilities – Distribution – (continued)
	AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
	$3,000,000	6.250%	08/20/19	$3,120,000
	Ferrellgas LP/Ferrellgas Finance Corp. (B/B2)
	1,950,000	9.125	10/01/17	2,042,625
	3,900,000	6.500	05/01/21	3,880,500

				17,629,125

	Utilities – Electric – 2.2%
	AES Corp. (BB-/Ba3)
	850,000	4.875	05/15/23	794,750
	Calpine Corp. (BB-/B1)(a)
	4,900,000	7.250	10/15/17	5,077,625
	9,000,000	7.500	02/15/21	9,517,500
	DPL, Inc. (BB/Ba1)
	10,850,000	6.500	10/15/16	11,555,250
	38,050,000	7.250	10/15/21	38,715,875
	NRG Energy, Inc. (BB-/B1)
	7,000,000	7.625	01/15/18	7,752,500
	5,450,000	6.625	03/15/23	5,354,625
	Puget Energy, Inc. (BB+/Ba1)
	16,200,000	6.000	09/01/21	17,636,154
	The AES Corp. (BB-/Ba3)
	5,000,000	8.000	10/15/17	5,750,000
	5,000,000	8.000	06/01/20	5,712,500
	9,000,000	7.375	07/01/21	9,900,000

				117,766,779

	Utilities – Pipelines – 0.5%
	Access Midstream Partners LP/ACMP Finance Corp. (BB/Ba3)
	8,000,000	5.875	04/15/21	8,220,000
	Genesis Energy LP/Genesis Energy Finance Corp. (B/B1)
	6,350,000	5.750	02/15/21	6,254,750
	Regency Energy Partners LP (BB/B1)
	3,000,000	5.750	09/01/20	3,015,000
	8,250,000	6.500	07/15/21	8,641,875
	1,800,000	5.500	04/15/23	1,723,500

				27,855,125

	Wireless(a)(c) – 0.2%
	Mobile Challenger Intermediate Group SA (B-/NR)
CHF	9,300,000	8.750	03/15/19	10,271,083

	TOTAL CORPORATE OBLIGATIONS
	(Cost $4,940,537,599)			$5,029,663,720

	Senior Term Loans(g) – 2.0%
	Consumer Products – Industrial – 0.3%
	CPM Acquisition Corp. (B+/B1)
	$10,593,000	6.250%	08/29/17	$10,593,000
	CPM Acquisition Corp. (B+/Caa1)
	7,570,000	10.250	03/01/18	7,588,925

				18,181,925

	Energy – 0.2%
	NFR Energy LLC (B-/Caa1)
	9,645,000	8.750	12/31/18	9,663,133

	Senior Term Loans(g) – (continued)
	Food & Beverages – 0.3%
	Performance Food Group, Inc. (CCC+/B3)
	$18,056,745	6.250%	11/14/19	$17,808,465

	Health Care – Services – 0.6%
	American Renal Holdings, Inc. (CCC+/Caa1)
	27,800,000	8.500	02/14/20	27,383,000
	Arysta Lifescience Corp. (CCC+/Caa1)
	2,750,000	8.250	11/30/20	2,741,970

				30,124,970

	Media – Broadcasting & Radio – 0.2%
	Clear Channel Communications, Inc. (CCC+/Caa1)
	7,834,056	3.829	01/29/16	7,369,888
	3,726,871	6.929	01/30/19	3,452,946

				10,822,834

	Retailers – 0.4%
	BJ’s Wholesale Club, Inc. (CCC+/Caa1)
	4,175,000	9.750	03/26/20	4,249,816
	True Religion Apparel, Inc. (B/B2)
	8,550,000	5.875	07/30/19	8,044,096
	True Religion Apparel, Inc. (CCC+/Caa1)
	6,825,000	11.000	01/30/20	6,483,750

				18,777,662

	TOTAL SENIOR TERM LOANS
	(Cost $104,408,775)			$105,378,989

Shares	Rate	Value
Preferred Stocks – 0.3%
Brokerage(d) – 0.2%
Morgan Stanley, Inc.
479,000	7.125%	$12,070,800

Finance(a) – 0.1%
Ally Financial, Inc.
3,070	7.000	2,933,385

Media – Broadcasting & Radio(c)(e) – 0.0%
Spanish Broadcasting Systems, Inc.
3,074	10.750	2,336,240

TOTAL PREFERRED STOCKS
(Cost $17,006,392)		$17,340,425

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Shares	Description	Value
Common Stocks – 0.6%
150,000	Axiall Corp.	$5,668,500
40	Dawn Holdings, Inc.	—
112,122	General Motors Co.(b)	4,033,028
328,512	Houghton Mifflin Harcourt	9,855,360
76,163	Intelsat SA(b)	1,827,912
4,578	Lear Corp.	327,647
6,252	Masonite International Corp.(b)	305,910
28,148	Motors Liquidation Co.(b)	997,847
21	New Cotai Class B Shares	—
40,200	NewPage Holdings, Inc.(b)	3,396,900
10	Nycomed(b)	—
3,874	Panolam Holdings Co.(b)	39
2,500	Port Townsend Holdings Co., Inc.(b)	—
178,374	Starwood Property Trust, Inc.	4,275,625

TOTAL COMMON STOCKS
(Cost $50,042,606)		$30,688,768

Units	Description	Expiration Date	Value
Warrants(b) – 0.1%
General Motors Co. (NR/NR)
101,928		07/10/16	$2,692,938
101,928		07/10/19	1,895,861
Lear Corp. (NR/NR)
511		11/09/14	71,151
Masonite International Corp. (NR/NR)
22,734		05/20/16	272,808
30,311		06/09/14	151,555

TOTAL WARRANTS
(Cost $7,865,663)			$5,084,313

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $5,119,861,035)			$5,188,156,215

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 1.7%
Repurchase Agreement – 1.7%
Joint Repurchase Agreement Account II
$90,600,000	0.083%	10/01/13	$90,600,000
(Cost $90,600,000)

TOTAL INVESTMENTS — 99.3%
(Cost $5,210,461,035)			$5,278,756,215

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%			39,477,057

NET ASSETS — 100.0%			$5,318,233,272

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,141,915,528, which represents approximately 40.3% of net assets as of September 30, 2013.
(b)	Security is currently in default and/or non-income producing.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2013.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2013. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 117.
Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
NR	—Not Rated
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At September 30, 2013, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Tenet Healthcare Corp., due 06/24/14	$32,250,000	$32,250,000	$—
CPG International, Inc., due 09/09/14	21,500,000	21,500,000	$—
TOTAL	$53,750,000	$53,750,000	$—

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London)	USD/CHF	10/03/13	$21,979,518	$(728,070)
State Street Bank	USD/GBP	10/03/13	27,413,106	(1,086,442)
UBS AG (London)	USD/EUR	10/03/13	114,834,276	(3,076,436)
TOTAL				$(4,890,948)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	133	December 2013	$18,898,469	$233,565
5 Year German Euro-Bobl	(312)	December 2013	(52,524,798)	(680,134)
10 Year German Euro-Bund	(37)	December 2013	(7,032,793)	(139,222)
10 Year U.K. Long Gilt	(31)	December 2013	(5,536,512)	10,981
2 Year U.S. Treasury Notes	956	December 2013	210,573,938	529,541
5 Year Treasury Notes	(1,091)	December 2013	(132,062,141)	(1,608,812)
10 Year U.S. Treasury Notes	(1,680)	December 2013	(212,336,250)	(2,865,017)
20 Year U.S. Treasury Bonds	882	December 2013	117,636,750	1,452,766
TOTAL				$(3,066,332)

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – 82.4%
Aerospace – 1.7%
LMI Aerospace, Inc. (B+/B1)
$3,970,000	4.750%	12/28/18	$3,915,412
Silver II US Holdings LLC (NR/NR)
25,332,412	4.000	12/13/19	25,079,088
Transdigm, Inc. (B/Ba3)
19,446,014	3.750	02/28/20	19,345,673

			48,340,173

Airlines – 3.1%
Air Canada (B+/B2)
2,700,000	5.476	09/01/19	2,693,250
Atlantic Aviation FBO, Inc. (BB-/Ba3)
6,982,500	3.250	06/01/20	6,941,024
Continental Airlines, Inc. (BB-/Ba2)
20,910,000	4.000	04/01/19	20,988,413
Delta Air Lines, Inc. (BB/Ba1)
14,636,140	4.250	04/20/17	14,672,730
Delta Air Lines, Inc. (BB-/Ba1)
37,627,533	4.000	10/18/18	37,688,489
Flying Fortress, Inc. (BBB-/Ba2)
5,041,667	3.500	06/30/17	5,031,180

			88,015,086

Automotive – 0.6%
Casco Automotive Group, Inc. (B+/B1)
3,473,750	6.250	11/14/18	3,473,750
Chrysler Group LLC (BB/Ba1)
13,569,020	4.250	05/24/17	13,650,434
Meritor, Inc. (BB-/Ba2)
742,718	4.438	04/21/17	740,861

			17,865,045

Automotive – Distributor – 0.1%
Affinia Group, Inc. (B/B2)
3,491,250	4.750	04/27/20	3,491,250

Automotive – Parts – 0.9%
Allison Transmission, Inc. (BB-/Ba3)
2,104,336	3.190	08/07/17	2,103,453
Allison Transmission, Inc. (B+/B1)
3,009,919	3.750	08/23/19	3,006,789
Remy International, Inc. (B+/B1)
3,801,551	4.250	03/05/20	3,803,946
Schaeffler AG (NR/NR)
9,500,000	4.250	01/27/17	9,527,740
Tomkins LLC (BB-/Ba2)
312,894	3.750	09/29/15	313,676
Tomkins LLC (BB/Ba2)
5,914,092	3.750	09/29/16	5,917,818

			24,673,422

Building Materials – 2.7%
American Builders & Contractors Supply Co., Inc. (BB+/B1)
25,212,589	3.500	04/16/20	24,998,282
Armstrong World Industries, Inc. (BB-/B1)
7,815,756	3.500	03/16/20	7,771,832

Senior Term Loans(a) – (continued)
Building Materials – (continued)
CPG International, Inc. (NR/NR)
$2,000,000	5.729%	09/21/19	$1,984,160
CPG International, Inc. (B/B2)
10,500,000	4.726	09/30/20	10,447,500
Generac Power System, Inc. (B+/WR)
2,331,289	3.500	05/29/20	2,317,884
Quikrete Cos., Inc. (NR/B1)
13,650,000	3.976	09/28/20	13,637,852
Roofing Supply Group LLC (B/B3)
7,204,178	5.000	05/24/19	7,219,162
Tube City IMS Corp. (B+/B1)
2,519,337	6.000	03/20/19	2,519,337
Ultima US Holdings LLC (B/B2)
5,600,000	5.500	07/02/20	5,516,000

			76,412,009

Capital Goods – Others – 0.7%
Alliance Laundry System LLC (B/B2)
7,355,507	4.250	12/10/18	7,357,787
Alliance Laundry Systems LLC (CCC+/Caa2)
4,501,046	9.500	12/10/19	4,529,177
USIC Holdings, Inc. (B/B2)
7,834,125	4.750	07/10/20	7,807,176

			19,694,140

Chemicals – 2.2%
Axalta Coating Systems US Holdings, Inc. (B+/B1)
18,184,987	4.750	02/03/20	18,236,087
Eagle Spinco, Inc. (BBB-/Ba1)
4,947,688	3.500	01/27/17	4,972,426
Houghton International, Inc. (B/B1)
4,466,250	4.000	12/20/19	4,436,460
Huntsman International LLC (BB+/Ba1)
2,500,000	2.714	04/19/17	2,498,450
PQ Corp. (B+/B2)
5,657,250	4.500	08/07/17	5,671,393
Univar, Inc. (B+/B2)
26,650,809	5.000	06/30/17	25,658,067

			61,472,883

Construction Machinery – 0.3%
Mirror Bidco Corp. (B/B1)
8,401,202	5.250	12/27/19	8,429,178

Consumer Products – Household & Leisure – 2.5%
Armored Autogroup, Inc. (B-/B1)
2,171,763	6.000	11/04/16	2,124,701
Bombardier Recreational Products, Inc. (B+/B1)
12,520,000	4.000	01/30/19	12,486,447
Jarden Corp. (BBB-/Ba1)
7,200,000	2.930	09/30/20	7,187,472
Renfro Corp. (B/B2)
4,472,513	5.750	01/30/19	4,461,331
Spectrum Brands, Inc. (BB/Ba3)
2,000,000	3.500	08/13/19	1,997,500
SRAM LLC (BB-/B1)
3,206,533	4.024	04/10/20	3,150,419

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Consumer Products – Household & Leisure – (continued)
Sun Products Corp. (B-/B1)
$24,136,855	5.500%	03/23/20	$23,448,954
Visant Holding Corp. (B+/B1)
16,309,783	5.250	12/22/16	15,788,522

			70,645,346

Consumer Products – Industrial – 1.5%
CPM Acquisition Corp. (B+/B1)
4,257,000	6.250	08/29/17	4,257,000
CPM Acquisition Corp. (B+/Caa1)
2,150,000	10.250	03/01/18	2,155,375
HD Supply, Inc. (B+/B1)
28,864,100	4.500	10/12/17	28,864,100
Minimax Gmbh & Co. (NR/B2)
5,350,000	4.500	08/07/20	5,353,370

			40,629,845

Diversified Manufacturing – 1.1%
Air Distribution Technologies, Inc. (CCC+/Caa1)
1,350,000	9.250	05/11/20	1,373,625
Milacron LLC (B/B1)
6,467,500	4.250	03/30/20	6,435,162
QS0001 Corp. (B/B1)
5,711,850	5.000	11/09/18	5,726,130
Rexnord LLC (B+/B2)
17,541,462	4.000	08/20/20	17,322,194

			30,857,111

Energy – 1.4%
Frac Tech International LLC (CCC+/B3)
4,461,593	8.500	05/06/16	4,370,130
MEG Energy Corp. (BBB-/Ba1)
23,636,325	3.750	03/31/20	23,675,798
NFR Energy LLC (B-/Caa1)
5,690,000	8.750	12/31/18	5,700,697
Vantage Drilling Co. (B-/B3)
4,181,202	6.250	10/26/17	4,181,202

			37,927,827

Energy – Coal – 0.3%
Walter Energy, Inc. (B/B3)
9,612,761	6.750	04/02/18	9,214,505

Entertainment – 0.6%
EMI Music Publishing, Ltd. (BB-/Ba3)
4,316,521	4.250	06/29/18	4,302,147
Sabre, Inc. (B/B2)
7,100,000	4.476	02/19/19	7,055,625
WMG Acquisition Corp. (BB-/Ba3)
5,500,000	3.750	07/01/20	5,470,795

			16,828,567

Environmental – 0.5%
EnergySolutions LLC (BB-/B2)
15,175,450	6.750	08/12/16	15,254,514

Senior Term Loans(a) – (continued)
Finance – 1.1%
Cermatec Acquisition Corp. (NR/B2)
$7,750,000	4.226%	08/31/20	$7,762,942
Guggenheim Partners LLC (NR/NR)
10,750,000	4.000	07/17/20	10,763,437
Local TV Finance LLC (B+/B1)
2,659,756	4.180	05/07/15	2,657,256
ROC Finance LLC (BB-/B1)
2,000,000	5.000	05/15/19	1,998,120
Springleaf Finance Corp. (B-/NR)
7,075,000	4.726	09/30/19	7,072,029

			30,253,784

Food & Beverages – 7.4%
Arysta Lifescience Corp. (B/Ba3)
4,738,125	4.500	05/29/20	4,724,290
Arysta Lifescience Corp. (CCC+/Caa1)
5,975,000	8.250	11/30/20	5,957,553
Blue Buffalo Co. Ltd. (BB/B1)
20,018,961	4.750	08/08/19	20,127,464
Constellation Brands, Inc. (NR/NR)
32,715,947	2.750	06/05/20	32,480,720
CSM Bakery Supplies LLC (B+/B1)
11,200,000	4.750	07/03/20	11,116,000
Del Monte Foods Co. (B/B1)
8,759,127	4.000	03/08/18	8,717,521
Dole Food Co., Inc. (B+/Ba3)
9,452,500	3.753	04/01/20	9,438,983
HJ Heinz Co. (BB/Ba2)
54,184,250	3.500	06/05/20	54,301,288
JBS USA Holdings, Inc. (BB/Ba2)
4,000,000	3.750	09/18/20	3,950,000
Michael Foods Group, Inc. (B+/Ba3)
9,268,760	4.250	02/25/18	9,300,644
NBTY, Inc. (BB-/Ba3)
3,862,216	3.500	10/01/17	3,858,585
Performance Food Group, Inc. (CCC+/B3)
18,092,655	6.250	11/14/19	17,843,881
Pinnacle Foods Finance LLC (BB-/Ba3)
11,400,000	3.226	04/29/20	11,268,900
14,928,741	3.250	04/29/20	14,783,185

			207,869,014

Food & Drug Retailers – 0.7%
Rite Aid Corp. (BB-/B1)
15,939,981	4.000	02/21/20	15,904,116
Rite Aid Corp. (B/B3)
2,600,000	5.750	08/21/20	2,660,658

			18,564,774

Gaming – 1.9%
Boyd Gaming Corp. (BB-/Ba3)
7,150,000	4.000	08/14/20	7,130,338
Caesars Entertainment Operating Co. (B-/B3)
4,790,330	5.429	01/26/18	4,332,854
CCM Merger, Inc. (B+/B2)
4,285,134	5.000	03/01/17	4,304,417

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Gaming – (continued)
MGM Resorts International (BB/Ba2)
$10,438,706	3.500%	12/20/19	$10,384,842
Scientific Games International, Inc. (BB-/Ba2)
15,000,000	4.250	05/22/20	14,868,750
Seminole Tribe of Florida (BBB-/Baa3)
13,510,000	3.000	04/29/20	13,459,338

			54,480,539

Health Care – 2.1%
Community Health Systems, Inc. (BB/Ba2)
2,102,985	3.760	01/25/17	2,100,061
HCA, Inc. (BB/Ba3)
32,000,000	2.998	03/31/17	31,942,720
5,000,096	2.929	05/01/18	4,986,696
Health Management Associates, Inc. (BB-/Ba3)
10,247,414	3.500	11/16/18	10,232,965
MedAssets, Inc. (BB-/Ba3)
89,425	4.000	12/13/19	89,425
Vanguard Health Holding Co. (BB-/Ba2)
4,987,500	3.750	01/29/16	4,979,720
VWR Funding, Inc. (B+/B1)
4,962,500	4.179	04/03/17	4,968,703

			59,300,290

Health Care – Medical Products – 0.5%
Convatec, Inc. (B+/Ba3)
2,915,727	4.000	12/22/16	2,925,087
Hologic, Inc. (BBB-/Ba2)
12,023,898	3.750	08/01/19	12,021,734

			14,946,821

Health Care – Pharmaceuticals – 0.3%
Catalent Pharma Solutions, Inc. (BB-/Ba3)
3,324,323	4.250	09/15/17	3,329,077
Catalent Pharma Solutions, Inc. (B/Caa1)
1,650,000	6.500	12/29/17	1,646,914
Warner Chilcott Corp. (BBB-/Ba3)
2,210,052	5.500	03/15/18	2,207,688

			7,183,679

Health Care – Services – 4.1%
American Renal Holdings, Inc. (B/Ba3)
10,447,500	4.500	09/20/19	10,329,966
American Renal Holdings, Inc. (CCC+/Caa1)
15,000,000	8.500	02/14/20	14,775,000
DaVita, Inc. (BB-/Ba2)
7,440,564	4.500	10/20/16	7,468,391
15,015,891	4.000	11/01/19	15,049,677
Emergency Medical Services Corp. (B+/B1)
12,752,502	4.000	05/25/18	12,722,406
Lifepoint Hospitals, Inc. (BB-/Ba1)
4,962,500	2.680	07/24/17	4,978,975
Multiplan, Inc. (B+/Ba2)
22,055,552	4.000	08/25/17	22,069,447
Radnet Management, Inc. (B+/WR)
4,677,748	4.250	10/10/18	4,679,713

Senior Term Loans(a) – (continued)
Health Care – Services – (continued)
Sedgwick CMS Holdings, Inc. (B+/B1)
$6,483,750	4.250%	06/12/18	$6,477,655
Sedgwick CMS Holdings, Inc. (CCC+/Caa1)
7,500,000	8.000	12/12/18	7,626,600
U.S. Renal Care, Inc. (CCC+/B3)
7,975,000	10.250	01/03/20	8,014,875

			114,192,705

Lodging – 1.8%
Four Seasons Holdings, Inc. (BB-/B1)
12,050,000	4.250	06/27/20	12,140,375
Four Seasons Holdings, Inc. (B-/Caa1)
6,800,000	6.250	12/28/20	6,936,000
Hilton Worldwide Finance LLC (NR/NR)
25,000,000	4.000	10/26/20	24,954,500
Peninsula Gaming LLC (B+/B1)
5,429,125	4.250	11/20/17	5,437,594

			49,468,469

Media – Broadcasting & Radio – 5.6%
Clear Channel Communications, Inc. (CCC+/Caa1)
18,117,707	3.829	01/29/16	17,044,233
11,804,293	6.929	01/30/19	10,936,678
Cumulus Media, Inc. (BB-/Ba2)
2,715,721	4.500	09/17/18	2,729,978
Cumulus Media, Inc. (CCC+/B3)
7,500,000	7.500	09/16/19	7,584,375
Getty Images, Inc. (B/B1)
29,548,423	4.750	10/18/19	26,438,451
Hubbard Radio LLC (B+/B1)
11,435,349	4.500	04/29/19	11,460,762
Nine Entertainment Group Ltd. (BB-/Ba2)
3,750,000	3.726	02/05/20	3,731,250
25,482,538	3.500	02/05/20	25,323,272
Salem Communications Corp. (B/B2)
14,693,333	4.500	03/16/20	14,693,333
Sinclair Television Group, Inc. (BB+/Ba1)
9,124,465	3.000	04/09/20	9,105,486
SuperMedia, Inc. (NR/WR)
2,417,744	11.600	12/30/16	1,871,334
Telesat Canada (BB-/Ba3)
5,287,542	3.500	03/28/19	5,254,495
Univision Communications, Inc. (B+/B2)
4,975,000	4.000	03/02/20	4,912,812
14,523,875	4.500	03/02/20	14,456,790
Univision Communications, Inc. (B+/B3)
1,433,972	4.500	03/02/20	1,428,150

			156,971,399

Media – Cable – 3.5%
Charter Communications Operating LLC (BB+/Baa3)
12,976,250	3.000	07/01/20	12,821,054
5,564,338	3.000	01/04/21	5,499,402
CSC Holdings LLC (BBB-/Baa3)
20,448,750	2.679	04/17/20	20,196,003

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Media – Cable – (continued)
Midcontinent Communications (B+/WR)
$12,000,000	3.476%	07/30/20	$12,007,560
UPC Financing Partnership (BB/Ba3)
4,000,000	4.000	01/29/21	4,000,000
Virgin Media Investment Holdings Ltd. (BB-/Ba3)
36,250,000	3.500	06/08/20	36,013,288
Wave Division Holdings LLC (BB-/B1)
6,947,500	4.000	10/15/19	6,937,079

			97,474,386

Media – Non Cable – 3.2%
Advantage Sales & Marketing, Inc. (B+/B1)
4,396,396	4.250	12/18/17	4,400,704
Crown Castle Operating Co. (BB-/Ba2)
37,795,232	3.250	01/31/19	37,299,359
Houghton Mifflin Harcourt Publishing Co. (NR/B2)
21,726,915	5.250	06/01/18	21,754,074
McGraw-Hill Global Education Holdings LLC (NR/B2)
7,462,500	9.000	03/22/19	7,540,632
NEP Supershooters LP (B/B1)
11,910,000	4.750	01/22/20	11,932,391
NEP Supershooters LP (CCC+/Caa1)
785,714	9.500	07/22/20	799,959
TWCC Holding Corp. (B+/Ba3)
6,847,728	3.500	02/13/17	6,843,483

			90,570,602

Metals & Mining – 0.7%
FMG America Finance, Inc. (BB+/Ba1)
8,280,772	5.250	10/18/17	8,299,984
Novelis, Inc. (BB-/Ba2)
11,231,916	3.750	03/10/17	11,224,840

			19,524,824

Packaging – 2.7%
Berry Plastics Holding Corp. (B+/B1)
4,960,212	2.179	04/03/15	4,949,250
27,869,975	3.500	02/07/20	27,542,502
Consolidated Container Co. LLC (B+/B1)
7,932,406	5.000	07/03/19	7,968,102
Kleopatra Acquisition Corp. (B/Ba3)
6,990,845	5.750	12/21/16	7,019,997
Pact Group Pty Ltd. (B+/Ba3)
7,132,125	3.750	05/29/20	7,007,313
Reynolds Group Holdings, Inc. (B+/B1)
21,215,496	4.750	09/28/18	21,236,075

			75,723,239

Real Estate – 0.7%
Realogy Corp. (BB-/Ba3)
14,193,750	4.500	03/05/20	14,264,719
Starwood Property Trust, Inc. (BB+/Ba3)
3,980,000	3.500	04/17/20	3,965,075

			18,229,794

Senior Term Loans(a) – (continued)
Restaurants – 1.0%
DineEquity, Inc. (BB-/Ba2)
$3,031,199	3.750%	10/19/17	$3,041,263
NPC International, Inc. (B/Ba3)
1,963,333	4.500	12/28/18	1,966,612
OSI Restaurant Partners LLC (B+/B1)
8,484,300	3.500	10/25/19	8,433,903
Seminole Hard Rock Entertainment, Inc. (BB+/Ba1)
4,987,500	3.500	05/14/20	4,968,797
Wendy’s International, Inc. (B+/B1)
8,426,996	3.250	05/15/19	8,386,630

			26,797,205

Retailers – 5.9%
Academy Ltd. (B/B1)
11,370,309	4.500	08/03/18	11,391,685
Bass Pro Group LLC (BB-/B1)
5,353,765	4.000	11/20/19	5,335,348
BJ’s Wholesale Club, Inc. (B/B3)
20,014,307	4.250	09/26/19	19,925,444
BJ’s Wholesale Club, Inc. (CCC+/Caa1)
6,375,040	9.750	03/26/20	6,489,281
Burlington Coat Factory Warehouse Corp. (B+/B1)
5,704,998	4.250	02/23/17	5,703,572
Charlotte Russe, Inc. (B-/B2)
9,500,000	6.750	05/21/19	9,262,500
Collective Brands, Inc. (B/B2)
10,186,313	7.250	10/09/19	10,135,381
Container Store, Inc. (B-/B3)
8,955,000	5.500	04/08/19	8,999,775
Fairway Group Acquisition Co. (B-/B2)
3,866,675	5.000	08/17/18	3,878,777
Grocery Outlet, Inc. (NR/NR)
3,971,517	5.500	12/17/18	3,978,149
2,251,087	10.500	05/24/19	2,284,853
Michaels Stores, Inc. (BB-/Ba3)
24,438,750	3.750	01/28/20	24,408,202
Neiman-Marcus Group, Inc. (B+/B2)
28,631,649	4.000	05/16/18	28,588,129
Party City Holdings, Inc. (B/B1)
7,952,406	4.250	07/29/19	7,919,245
Petco Animal Supplies, Inc. (B/Ba3)
5,402,778	4.000	11/24/17	5,396,024
True Religion Apparel, Inc. (B/B2)
13,000,000	5.875	07/30/19	12,230,790

			165,927,155

Services Cyclical – Business Services – 3.3%
ADS Waste Holdings, Inc. (B+/B1)
19,222,287	4.250	10/09/19	19,201,335
Crossmark Holdings, Inc. (B/B1)
6,162,976	4.500	12/20/19	6,085,939
Crossmark Holdings, Inc. (CCC+/Caa1)
3,200,000	8.750	12/21/20	3,184,000
First Data Corp. (B+/B1)
16,977,728	4.180	03/24/17	16,800,820
18,535,076	4.180	03/24/18	18,335,824

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Services Cyclical – Business Services – (continued)
First Data Corp. (B+/B1) – (continued)
$3,500,000	4.180%	09/24/18	$3,462,375
Ship US Bidco, Inc. (B+/Ba3)
4,013,791	5.250	11/29/19	4,032,736
Sungard Data Systems, Inc. (BB/Ba3)
5,683,379	4.000	03/09/20	5,692,871
Trans Union LLC (BB-/Ba2)
2,369,958	4.250	02/10/19	2,377,849
Tribune Co. (BB+/Ba3)
11,962,500	4.000	12/31/19	11,950,059
West Corp. (BB/Ba3)
35,315	3.750	06/29/18	35,315

			91,159,123

Services Cyclical – Consumer Services – 3.1%
Acosta, Inc. (B+/NR)
4,432,677	5.000	03/02/18	4,430,461
Altegrity, Inc. (B-/B3)
1,500,000	7.750	02/20/15	1,486,245
6,572,161	5.000	02/21/15	6,411,998
Bright Horizons Family Solution, Inc. (B+/B1)
39,877,487	4.000	01/30/20	39,819,266
Lonestar Intermediate Super Holdings LLC (B-/B2)
21,750,000	11.000	09/02/19	22,674,375
Weight Watchers International, Inc. (BB/Ba2)
12,935,000	3.750	04/02/20	12,647,196

			87,469,541

Technology – 1.5%
Ancestry.com, Inc. (B+/Ba2)
10,899,474	4.250	05/14/18	10,872,225
1,690,437	5.250	12/28/18	1,697,976
Arris Group, Inc. (BB-/Ba3)
8,955,000	3.500	04/17/20	8,872,883
CDW LLC (B+/Ba3)
22,247,714	3.500	04/29/20	21,851,482

			43,294,566

Technology – Software/Services – 3.3%
Aspect Software, Inc. (B/B1)
5,257,557	7.000	05/06/16	5,257,557
Blackboard, Inc. (B+/B1)
7,451,212	6.250	10/04/18	7,479,154
BMC Software, Inc. (B+/B1)
30,000,000	5.000	08/07/20	29,985,000
Dell, Inc. (BB+/Ba2)
7,000,000	4.500	10/31/18	6,944,980
Dell, Inc. (BB-/Ba2)
12,750,000	3.750	04/30/20	12,514,890
Emdeon, Inc. (BB-/Ba3)
16,885,184	3.750	11/02/18	16,847,193
Ion Trading Technologies S.A.R.L. (B+/B2)
3,516,188	4.500	05/22/20	3,508,874
Ion Trading Technologies S.A.R.L. (CCC+/Caa2)
4,900,000	8.250	05/21/21	4,893,875

Senior Term Loans(a) – (continued)
Technology – Software/Services – (continued)
Lawson Software, Inc. (B+/Ba3)
$4,480,492	5.250%	04/05/18	$4,499,175

			91,930,698

Telecommunications – Internet & Data – 1.6%
Level 3 Financing, Inc. (BB-/Ba3)
2,500,000	4.000	08/01/19	2,495,000
19,500,000	4.750	08/01/19	19,463,340
Level 3 Financing, Inc. (B/NR)
22,000,000	4.000	01/15/20	21,954,240

			43,912,580

Transportation Services – 0.2%
Swift Transportation Co., Inc. (BB/Ba2)
5,121,351	2.930	12/21/16	5,137,381
1,332,134	4.000	12/21/17	1,335,185

			6,472,566

Utilities – Electric – 2.7%
AES Corp. (BB+/Ba1)
14,272,009	3.750	06/01/18	14,335,091
Calpine Corp. (BB-/B1)
10,772,593	4.000	04/02/18	10,773,563
1,750,000	4.500	04/02/18	1,750,158
18,315,152	4.000	10/09/19	18,301,416
NRG Energy, Inc. (BB+/Baa3)
29,994,477	2.750	07/02/18	29,771,918

			74,932,146

Wireless Telecommunications – 3.3%
Alcatel-Lucent USA, Inc. (B+/B1)
19,634,224	5.750	01/30/19	19,761,847
Asurion LLC (B+/Ba2)
9,551,375	4.500	05/24/19	9,454,333
Intelsat Jackson Holdings Ltd. (BB-/Ba3)
53,159,724	4.250	04/02/18	53,199,594
LTS Buyer LLC (B/B1)
10,473,750	4.500	04/13/20	10,503,181

			92,918,955

TOTAL SENIOR TERM LOANS
(Cost $2,320,301,758)			$2,309,319,755

Corporate Obligations – 10.1%
Aerospace(b) – 0.2%
Bombardier, Inc. (BB/Ba2)
$5,100,000	4.250%	01/15/16	$5,291,250

Airlines – 0.9%
Air Canada (A-/Baa3)(b)
4,000,000	4.125	05/15/25	3,765,000
Air Canada (B/B3)(b)
6,271,000	6.625	05/15/18	6,197,629
Air Canada (B+/B2)(b)(c)
7,950,000	6.750	10/01/19	7,948,491

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Airlines – (continued)
	Air Canada (BB/B1)(b)
	$3,750,000	5.375%	05/15/21	$3,621,000
	Continental Airlines, Inc. (B+/B1)
	2,250,000	6.125	04/29/18	2,283,750
	United Airlines, Inc. (BB-/Ba2)(b)(c)
	2,400,000	6.750	09/15/15	2,484,000

				26,299,870

	Automotive – Parts(b)(c) – 0.1%
	Schaeffler Finance BV (B+/Ba2)
EUR	2,200,000	4.250	05/15/18	2,998,683
	Schaeffler Holding Finance BV (B-/B1)(d)
	$1,000,000	6.875	08/15/18	1,050,824

				4,049,507

	Building Materials(b)(c)(e) – 0.0%
	Grohe Holding GmbH (NR/B3)
EUR	800,000	8.750	12/15/17	1,117,931

	Chemicals(c) – 0.3%
	Ashland, Inc. (BB/NR)
	$3,000,000	3.000	03/15/16	3,037,500
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/NR)
	4,000,000	9.000	11/15/20	3,920,000
	US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV (B+/B1)
EUR	1,000,000	5.750	02/01/21	1,353,256

				8,310,756

	Commercial Services(b)(c) – 0.2%
	Altegrity, Inc. (CCC-/Caa3)
	$5,000,000	10.500	11/01/15	4,425,000

	Construction Machinery – 0.4%
	CNH Capital LLC (BB/Ba1)
	4,250,000	3.875	11/01/15	4,366,875
	The Manitowoc Co., Inc. (B+/B3)(c)
	5,500,000	8.500	11/01/20	6,105,000

				10,471,875

	Consumer Products – Industrial(c) – 0.1%
	HD Supply, Inc. (B+/B1)
	2,000,000	8.125	04/15/19	2,210,000

	Energy(b)(c) – 0.2%
	Frac Tech International LLC (B+/Ba3)
	5,237,000	8.125	11/15/18	5,669,053

	Energy – Exploration & Production(c) – 0.4%
	Continental Resources, Inc. (BBB-/Ba2)
	5,000,000	5.000	09/15/22	5,025,000
	Whiting Petroleum Corp. (BB+/Ba2)
	6,500,000	5.000	03/15/19	6,500,000

				11,525,000

	Finance – 0.3%
	Ally Financial, Inc. (B+/B1)
	1,250,000	4.625	06/26/15	1,293,750

	Corporate Obligations – (continued)
	Finance – (continued)
	CIT Group, Inc. (BB-/Ba3)(b)
	$1,650,000	5.500%	02/15/19	$1,736,625
	General Motors Financial Co., Inc. (BB-/Ba3)(b)
	2,150,000	2.750	05/15/16	2,133,875
	International Lease Finance Corp. (BBB-/Ba2)(b)
	2,000,000	7.125	09/01/18	2,240,000

				7,404,250

	Food and Beverage(b)(c) – 0.0%
	Shearer’s Foods LLC/Chip Finance Corp. (B/B3)
	900,000	9.000	11/01/19	940,500

	Gaming(b)(c) – 0.1%
	Chester Downs & Marina LLC (B/B3)
	1,500,000	9.250	02/01/20	1,515,000

	Health Care – 1.3%
	Community Health Systems, Inc. (BB/Ba2)(c)
	12,550,000	5.125	08/15/18	12,769,625
	DaVita HealthCare Partners, Inc. (B/B2)(c)
	7,100,000	5.750	08/15/22	7,029,000
	HCA, Inc. (BB/Ba3)
	500,000	8.500 (c)	04/15/19	537,500
	13,300,000	6.500	02/15/20	14,397,250
	Tenet Healthcare Corp. (B+/Ba3)(b)
	2,600,000	6.000	10/01/20	2,658,500

				37,391,875

	Health Care – Medical Products(c) – 0.2%
	DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)
	5,179,000	7.750	04/15/18	5,127,210

	Health Care – Pharmaceuticals(b)(c) – 0.1%
	Valeant Pharmaceuticals International (B/B1)
	2,000,000	6.500	07/15/16	2,067,500

	Health Care – Services(c) – 0.2%
	MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba1)
	2,000,000	6.375	02/15/22	2,025,000
	MultiPlan, Inc. (CCC+/B3)(b)
	4,500,000	9.875	09/01/18	4,972,500

				6,997,500

	Media – Broadcasting & Radio(c) – 0.8%
	Clear Channel Communications, Inc. (CCC+/Caa1)
	3,153,000	9.000	12/15/19	3,105,705
	Univision Communications, Inc. (B+/B2)(b)
	2,400,000	6.875	05/15/19	2,568,000
	8,900,000	7.875	11/01/20	9,723,250
	7,100,000	6.750	09/15/22	7,490,500

				22,887,455

	Media – Cable(b)(c) – 0.2%
	Lynx I Corp. (BB-/Ba3)
	6,900,000	5.375	04/15/21	6,727,500

	Packaging(c) – 0.3%
	Ardagh Packaging Finance PLC (NR/Ba3)(b)
	1,000,000	4.875	11/15/22	955,000

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Packaging(c) – (continued)
	Ardagh Packaging Finance PLC (B+/Ba3)(b)
	$800,000	7.375%		10/15/17	$857,000
	Reynolds Group Issuer, Inc. (B+/B1)
	6,800,000	5.750		10/15/20	6,800,000

					8,612,000

	Publishing(c) – 0.0%
	Nielsen Finance LLC (BB/B2)
	950,000	7.750		10/15/18	1,033,125

	Real Estate(b)(c) – 0.3%
	Realogy Group LLC (BB-/Ba3)
	8,153,000	7.625		01/15/20	9,110,977

	Retailers(b)(c) – 0.2%
	American Apparel, Inc. (B-/Caa1)
	5,000,000	13.000		04/15/20	5,050,000

	Services Cyclical – Business Services(b)(c) – 0.5%
	First Data Corp. (B+/B1)
	8,150,000	7.375		06/15/19	8,537,125
	4,500,000	6.750		11/01/20	4,635,000

					13,172,125

	Services Cyclical – Rental Equipment(b)(c) – 0.2%
	Algeco Scotsman Global Finance PLC (B/B1)
	5,000,000	8.500		10/15/18	5,287,500

	Technology – Software/Services(b) – 0.1%
	NXP BV/NXP Funding LLC (B+/B3)
	3,200,000	3.750		06/01/18	3,112,000

	Telecommunications(c) – 0.1%
	Sunrise Communications International SA (BB-/Ba3)
CHF	2,050,000	5.625		12/31/17	2,346,160

	Telecommunications – Cellular – 1.2%
	Matterhorn Mobile SA (B+/B1)(b)(c)(e)
	500,000	5.393		05/15/19	559,794
	Softbank Corp. (BB+/Ba1)(b)
	$14,400,000	4.500		04/15/20	13,746,000
	Sprint Nextel Corp. (BB+/Ba2)(b)
	3,500,000	9.000		11/15/18	4,103,750
	Sprint Nextel Corp. (BB-/B1)
	2,500,000	6.000		12/01/16	2,656,250
	8,000,000	7.000		08/15/20	8,120,000
	Wind Acquisition Finance SA (BB-/Ba3)(c)
	2,000,000	7.250	(b)	02/15/18	2,080,000
EUR	2,000,000	5.476	(e)	04/30/19	2,742,634

					34,008,428

	Telecommunications – Internet & Data(c)(e) – 0.0%
	Level 3 Financing, Inc. (CCC+/B3)
	$50,000	4.146		02/15/15	50,000

	Telecommunications – Satellites(b)(c) – 0.3%
	Intelsat Jackson Holdings SA (CCC+/Caa1)
	7,100,000	6.625		12/15/22	6,993,500

	Corporate Obligations – (continued)
	Telecommunications – Satellites(b)(c) – (continued)
	Intelsat Luxembourg SA (CCC+/Caa2)
	$700,000	8.125%		06/01/23	$736,750

					7,730,250

	Telecommunications-Wirelines – 0.3%
	Frontier Communications Corp. (BB-/Ba2)
	5,000,000	8.250		04/15/17	5,650,000
	PAETEC Holding Corp. (NR/WR)(c)
	2,000,000	9.875		12/01/18	2,225,000

					7,875,000

	Transportation(c) – 0.5%
	Aguila 3 SA (B/B2)
	10,850,000	7.875	(b)	01/31/18	11,338,250
CHF	2,150,000	7.875		01/31/18	2,479,626

					13,817,876

	Utilities – Electric(c) – 0.1%
	AES Corp. (BB-/Ba3)
	$650,000	4.875		05/15/23	607,750
	DPL, Inc. (BB/Ba1)
	2,000,000	6.500		10/15/16	2,130,000

					2,737,750

	TOTAL CORPORATE OBLIGATIONS
	(Cost $283,911,826)				$284,372,223

	Asset-Backed Securities(b)(e) – 0.7%
	Collateralized Loan Obligations – 0.7%
	ACIS CLO Ltd. Series 2013-1A, Class ACOM (NR/NR)
	$9,000,000	1.493%		04/18/24	$8,783,883
	OFSI Fund V Ltd. Series 2013-5A, Class A3L (A/NR)
	4,000,000	3.468		04/17/25	3,925,248
	Palmer Square CLO Ltd. Series 2013-1A, Class B (A/NR)
	3,300,000	3.124		05/15/25	3,244,236
	Red River CLO Ltd. Series 1A, Class A (AA+/Aaa)
	4,321,787	0.535		07/27/18	4,231,769

	TOTAL ASSET-BACKED SECURITIES
	(Cost $19,997,666)				$20,185,136

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Shares	Description	Value

Investment Companies – 11.9%
2,764,454	Goldman Sachs High Yield Fund – Institutional Shares(f)	$19,987,006
313,236,754	SSgA U.S. Government Money Market Fund	313,236,754

TOTAL INVESTMENT COMPANIES
(Cost $333,278,932)		$333,223,760

TOTAL INVESTMENTS – 105.1%
(Cost $2,957,490,182)		$2,947,100,874

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.1)%		(143,283,696)

NET ASSETS – 100.0%		$2,803,817,178

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2013. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $186,630,393, which represents approximately 6.7% of net assets as of September 30, 2013.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Pay-in-kind securities.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(f)	Represents Affiliated Funds.

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
WR	—Withdrawn Rating

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At September 30, 2013, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Media General, Inc., due 07/31/20	$11,000,000	$11,018,150	$18,150

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London)	USD/CHF	10/03/13	$5,521,240	$(182,891)
JPMorgan Securities, Inc.	USD/EUR	10/03/13	1,360,067	(17,408)
UBS AG (London)	USD/EUR	10/03/13	5,657,818	(151,574)
TOTAL				$(351,873)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$103,000	12/18/15	0.500%	3 month LIBOR	$(164,594)	$85,089
45,700	12/19/16	3 month LIBOR	0.500%	555,209	(27,914)
56,500	12/18/18	3 month LIBOR	1.000	1,398,093	468,498
44,000	12/18/20	3 month LIBOR	1.500	1,482,844	820,424
13,300	12/18/23	3 month LIBOR	2.000	637,695	402,265
TOTAL				$3,909,247	$1,748,362

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 83.8%
	Automotive – 2.5%
	Ford Motor Credit Co. LLC
	$5,350,000	3.984%		06/15/16	$5,650,496
	2,400,000	8.000		12/15/16	2,837,015
	4,025,000	5.000		05/15/18	4,409,960

					12,897,471

	Automotive Parts(a) – 0.2%
	Delphi Corp.
	1,015,000	5.000		02/15/23	1,051,794

	Banks – 15.4%
	Abbey National Treasury Services PLC(b)
GBP	600,000	2.113		02/16/15	987,756
	ANZ Capital Trust II(a)(c)
	$4,200,000	5.360		12/15/49	4,225,200
	Bank of America Corp.
	3,400,000	6.000		09/01/17	3,863,063
	1,600,000	5.625		07/01/20	1,790,689
	1,150,000	5.875		01/05/21	1,298,697
	3,750,000	5.000		05/13/21	4,014,793
	2,700,000	4.100		07/24/23	2,685,179
	Bank of Scotland PLC(c)
	100,000	5.250		02/21/17	111,706
	Barclays Bank PLC(c)
	2,150,000	6.050		12/04/17	2,388,207
	Citigroup, Inc.
	3,750,000	3.375		03/01/23	3,556,732
	Compass Bank
	1,525,000	5.500		04/01/20	1,543,470
	Credit Agricole SA(c)
	4,475,000	1.625		04/15/16	4,491,558
	Credit Suisse AG(c)
	2,500,000	6.500		08/08/23	2,569,748
	Discover Bank
	877,000	8.700		11/18/19	1,111,915
	ING Bank NV(c)
	1,375,000	2.000		09/25/15	1,393,714
	5,300,000	4.000		03/15/16	5,596,535
	Intesa Sanpaolo SPA
	1,525,000	3.125		01/15/16	1,524,944
	3,350,000	3.875		01/16/18	3,295,868
	JPMorgan Chase & Co.
	7,200,000	4.350		08/15/21	7,458,010
	Merrill Lynch & Co., Inc.
	1,250,000	6.400		08/28/17	1,435,942
	MUFG Capital Finance 1 Ltd.(a)(b)
	2,650,000	6.346		07/25/49	2,908,375
	Northern Rock Asset Management PLC(c)
	1,400,000	5.625		06/22/17	1,589,635
	Regions Financial Corp.
	3,850,000	5.750		06/15/15	4,134,900
	2,575,000	2.000	(a)	05/15/18	2,503,620
	Royal Bank of Scotland PLC
	4,250,000	2.550		09/18/15	4,333,837
	1,150,000	9.500	(a)(b)	03/16/22	1,322,500

	Corporate Obligations – (continued)
	Banks – (continued)
	Santander Holdings USA, Inc.
	$3,000,000	3.000	%(a)	09/24/15	$3,079,535
	855,000	4.625		04/19/16	896,894
	975,000	3.450	(a)	08/27/18	995,306
	Santander US Debt SAU(c)
	1,700,000	3.781		10/07/15	1,733,905
	Sparebank 1 Boligkreditt AS(c)
	200,000	1.750		11/15/19	190,660
	Stadshypotek AB(c)
	2,100,000	1.875		10/02/19	2,030,280

					81,063,173

	Brokerage – 2.8%
	Morgan Stanley & Co.
	10,500,000	6.250		08/28/17	11,919,439
	2,375,000	5.950		12/28/17	2,681,266

					14,600,705

	Chemicals – 2.2%
	Ecolab, Inc.
	2,225,000	4.350		12/08/21	2,344,233
	Incitec Pivot Ltd.(c)
	3,700,000	4.000		12/07/15	3,846,820
	LYB International Finance BV
	1,000,000	4.000		07/15/23	987,345
	The Mosaic Co.(a)
	4,640,000	3.750		11/15/21	4,526,071

					11,704,469

	Construction Machinery – 0.3%
	Caterpillar, Inc.
	1,700,000	3.803		08/15/42	1,455,331

	Consumer Products – 1.1%
	Avon Products, Inc.
	1,750,000	2.375		03/15/16	1,772,989
	3,875,000	4.600		03/15/20	4,006,572

					5,779,561

	Distributor(c) – 0.2%
	Southern Star Central Gas Pipeline, Inc.
	1,100,000	6.000		06/01/16	1,202,531

	Diversified Manufacturing – 0.5%
	Xylem, Inc.
	2,350,000	3.550		09/20/16	2,466,619

	Electric – 5.6%
	Arizona Public Service Co.
	3,965,000	8.750		03/01/19	5,110,615
	Consumers Energy Co.(a)
	2,500,000	3.950		05/15/43	2,238,157
	Florida Power & Light Co.(a)
	2,600,000	5.250		02/01/41	2,828,811
	Kentucky Utilities Co.(a)
	1,700,000	5.125		11/01/40	1,816,780

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
NV Energy, Inc.
$3,518,000	6.250%	11/15/20	$4,063,290
PPL WEM Holdings PLC(a)(c)
3,700,000	5.375	05/01/21	4,025,285
Progress Energy, Inc.
1,000,000	7.000	10/30/31	1,193,403
Public Service Electric & Gas Co.(a)
2,525,000	3.950	05/01/42	2,294,927
Puget Sound Energy, Inc.(a)(b)
2,000,000	6.974	06/01/67	2,080,000
Ruwais Power Co. PJSC(c)
670,000	6.000	08/31/36	691,775
Southern California Edison Co.(a)
1,550,000	4.050	03/15/42	1,410,675
Virginia Electric and Power Co.(a)
42,030,000	4.000	01/15/43	1,813,735

			29,567,453

Energy – 9.3%
Anadarko Petroleum Corp.
4,225,000	8.700	03/15/19	5,431,020
BG Energy Capital PLC(a)(b)
2,550,000	6.500	11/30/72	2,716,443
BP Capital Markets PLC
6,875,000	4.500	10/01/20	7,418,976
CNOOC Curtis Funding No. 1 Pty Ltd.(c)
1,430,000	4.500	10/03/23	1,441,000
Corp Financiera de Desarrollo SA(c)
360,000	4.750	02/08/22	348,675
Dolphin Energy Ltd.(c)
391,215	5.888	06/15/19	427,402
600,000	5.500	12/15/21	657,204
Ecopetrol SA
430,000	5.875	09/18/23	449,205
Gaz Capital SA for Gazprom
990,000	9.250	04/23/19	1,212,750
200,000	5.999	01/23/21	209,500
394,000	4.950	07/19/22	379,718
220,000	7.288	08/16/37	237,050
Gazprom Neft OAO Via GPN Capital SA
450,000	4.375	09/19/22	414,000
Nexen, Inc.
945,000	6.400	05/15/37	1,026,228
Pemex Project Funding Master Trust
900,000	6.625	06/15/35	954,000
Petrobras Global Finance BV
1,280,000	4.375	05/20/23	1,166,392
Petrobras International Finance Co.
430,000	5.750	01/20/20	447,033
2,440,000	5.375	01/27/21	2,447,328
Petroleos Mexicanos
150,000	3.500	07/18/18	152,250
1,130,000	5.500	01/21/21	1,211,925
190,000	4.875	01/18/24	191,425
PTTEP Canada International Finance Ltd.(c)
820,000	5.692	04/05/21	874,325

Corporate Obligations – (continued)
Energy – (continued)
Rosneft Oil Co. via Rosneft International Finance Ltd.(c)
$3,850,000	4.199%	03/06/22	$3,546,812
Rowan Cos., Inc.(a)
900,000	4.875	06/01/22	919,110
Shell International Finance BV
2,250,000	3.625	08/21/42	1,916,924
975,000	4.550	08/12/43	957,617
TNK-BP Finance SA
303,000	7.500	07/18/16	339,360
167,000	7.250	02/02/20	188,293
Transocean, Inc.
6,450,000	6.500	11/15/20	7,170,934
Transportadora de Gas Internacional SA(a)
770,000	5.700	03/20/22	776,521
Weatherford International Ltd.
2,685,000	9.625	03/01/19	3,389,064

			49,018,484

Food & Beverage – 3.0%
Anadolu Efes Biracilik ve Malt Sanayii AS(c)
715,000	3.375	11/01/22	579,150
ConAgra Foods, Inc.
3,200,000	1.900	01/25/18	3,155,437
Pernod-Ricard SA(c)
8,850,000	4.450	01/15/22	9,085,719
SABMiller Holdings, Inc.(c)
2,850,000	2.450	01/15/17	2,928,110

			15,748,416

Health Care – Medical Products – 0.6%
Humana, Inc.
2,765,000	7.200	06/15/18	3,312,568

Health Care – Services – 0.7%
Express Scripts Holding Co.
3,325,000	3.125	05/15/16	3,483,078

Home Construction – 0.8%
MDC Holdings, Inc.
2,275,000	5.625	02/01/20	2,356,479
2,375,000	6.000 (a)	01/15/43	2,061,491

			4,417,970

Life Insurance – 2.2%
AIG Life Holdings, Inc.
1,325,000	8.500	07/01/30	1,669,500
American International Group, Inc.
1,550,000	2.375	08/24/15	1,570,124
1,900,000	5.850	01/16/18	2,162,399
Genworth Financial, Inc.
1,000,000	8.625	12/15/16	1,186,629
1,550,000	7.700	06/15/20	1,817,753
2,775,000	7.625	09/24/21	3,281,821

			11,688,226

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – Cable – 1.3%
Comcast Corp.
$1,375,000	4.250%		01/15/33	$1,293,531
2,775,000	6.450		03/15/37	3,317,947
Time Warner Cable, Inc.
2,000,000	5.000		02/01/20	2,019,525
25,000	4.000	(a)	09/01/21	23,276

				6,654,279

Media – Non Cable – 2.0%
NBCUniversal Media LLC
3,700,000	2.875		04/01/16	3,868,494
News America, Inc.
1,700,000	6.150		02/15/41	1,862,736
1,625,000	5.400	(c)	10/01/43	1,626,694
WPP Finance UK
2,875,000	8.000		09/15/14	3,062,270

				10,420,194

Metals & Mining – 2.3%
Freeport-McMoRan Copper & Gold, Inc.(a)
1,600,000	3.550		03/01/22	1,466,130
Glencore Funding LLC(c)
42,300,000	1.700		05/27/16	2,266,222
3,550,000	2.500		01/15/19	3,327,678
Xstrata Finance Canada Ltd.(c)
5,090,000	2.450		10/25/17	5,062,239

				12,122,269

Noncaptive – Financial – 2.1%
Discover Financial Services
2,823,000	3.850		11/21/22	2,678,880
GE Capital Trust I(a)(b)
3,280,000	6.375		11/15/67	3,476,800
General Electric Capital Corp.
1,325,000	5.875		01/14/38	1,447,269
International Lease Finance Corp.
3,225,000	5.750		05/15/16	3,402,375

				11,005,324

Pharmaceuticals – 1.8%
Actavis, Inc.(a)
3,175,000	3.250		10/01/22	2,969,465
Mylan, Inc.(a)(c)
2,600,000	7.875		07/15/20	2,967,250
Novartis Capital Corp.
3,725,000	3.700		09/21/42	3,228,405

				9,165,120

Pipelines – 5.1%
Buckeye Partners LP(a)
2,900,000	4.150		07/01/23	2,827,490
Energy Transfer Partners LP
3,727,000	5.950		02/01/15	3,963,133
Enterprise Products Operating LLC(a)(b)
3,725,000	8.375		08/01/66	4,097,500
1,765,000	7.000		06/01/67	1,868,694
4,950,000	7.034		01/15/68	5,494,500

Corporate Obligations – (continued)
Pipelines – (continued)
Tennessee Gas Pipeline Co.
$1,460,000	7.000%		10/15/28	$1,790,997
2,125,000	8.375		06/15/32	2,796,332
TransCanada PipeLines Ltd.(a)(b)
3,875,000	6.350		05/15/67	3,971,875

				26,810,521

Property/Casualty Insurance – 0.3%
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,549,586

Real Estate Investment Trusts – 6.7%
Camden Property Trust
3,400,000	5.700		05/15/17	3,777,068
CubeSmart LP(a)
1,625,000	4.800		07/15/22	1,686,284
Developers Diversified Realty Corp.
590,000	9.625		03/15/16	700,581
3,750,000	7.500		04/01/17	4,394,069
ERP Operating LP
1,955,000	5.250		09/15/14	2,038,094
HCP, Inc.
2,975,000	6.300		09/15/16	3,358,132
2,475,000	2.625	(a)	02/01/20	2,349,327
Health Care REIT, Inc.
1,250,000	4.700		09/15/17	1,360,822
775,000	4.125	(a)	04/01/19	813,773
Kilroy Realty LP
2,300,000	5.000		11/03/15	2,472,964
1,125,000	6.625		06/01/20	1,275,913
National Retail Properties, Inc.(a)
2,650,000	3.800		10/15/22	2,519,482
Pan Pacific Retail Properties, Inc.
1,350,000	5.950		06/01/14	1,395,706
ProLogis LP
2,075,000	6.125		12/01/16	2,331,184
UDR, Inc.
1,900,000	4.250		06/01/18	2,020,535
Ventas Realty LP(a)
2,625,000	4.250		03/01/22	2,639,778

				35,133,712

Restaurants – 0.5%
McDonald’s Corp.
3,125,000	3.625		05/01/43	2,693,524

Retailers(a) – 0.9%
CVS Caremark Corp.
1,075,000	5.750		05/15/41	1,191,364
NIKE, Inc.
4,061,000	3.625		05/01/43	3,500,273

				4,691,637

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – Hardware – 1.9%
Hewlett-Packard Co.
$1,400,000	3.000%	09/15/16	$1,443,017
4,400,000	2.600	09/15/17	4,451,282
1,396,000	4.300	06/01/21	1,350,015
NetApp, Inc.
2,825,000	2.000	12/15/17	2,770,015

			10,014,329

Technology – Software/Services – 0.7%
Apple, Inc.
4,450,000	3.850	05/04/43	3,741,704

Tobacco – 1.1%
Altria Group, Inc.
1,650,000	2.850	08/09/22	1,505,212
Imperial Tobacco Finance PLC(c)
4,475,000	2.050	02/11/18	4,363,617

			5,868,829

Transportation(a) – 0.5%
Burlington Northern Santa Fe LLC
3,050,000	4.375	09/01/42	2,729,712

Trucking & Leasing(c) – 2.4%
ERAC USA Finance LLC
3,650,000	5.625	03/15/42	3,703,545
Penske Truck Leasing Co. LP/PTL Finance Corp.
2,450,000	3.125	05/11/15	2,521,800
3,100,000	2.500	03/15/16	3,157,465
3,000,000	2.875	07/17/18	3,001,737

			12,384,547

Wireless Telecommunications – 0.4%
American Tower Corp.
375,000	3.400	02/15/19	370,253
1,850,000	3.500	01/31/23	1,630,019

			2,000,272

Wirelines Telecommunications – 6.4%
AT&T, Inc.
1,325,000	3.875	08/15/21	1,338,130
5,925,000	2.625 (a)	12/01/22	5,284,445
675,000	6.300	01/15/38	725,896
Telefonica Emisiones SAU
625,000	6.221	07/03/17	689,183
1,750,000	3.192	04/27/18	1,723,020
1,925,000	5.462	02/16/21	1,965,122
Verizon Communications, Inc.
2,175,000	3.650	09/14/18	2,296,030
3,025,000	4.500	09/15/20	3,228,358
5,700,000	5.150	09/15/23	6,123,336
6,350,000	6.400	09/15/33	7,061,002
2,975,000	6.550	09/15/43	3,363,824

			33,798,346

TOTAL CORPORATE OBLIGATIONS
(Cost $438,018,297)			$440,241,754

Mortgage-Backed Obligations(b) – 2.1%
Commercial Mortgage-Backed Securities – 2.1%
Sequential Floating Rate – 2.1%
GS Mortgage Securities Trust Series 2007-GG10, Class A4
$10,000,000	5.993%	08/10/45	$11,072,642
(Cost $11,135,938)

Agency Debentures – 0.4%
FNMA
$1,700,000	1.875%	09/18/18	$1,720,550
Tennessee Valley Authority
500,000	4.625	09/15/60	473,345

TOTAL AGENCY DEBENTURES
(Cost $2,190,691)			$2,193,895

Foreign Debt Obligations – 5.1%
Sovereign – 5.1%
Federal Republic of Brazil
$1,175,000	7.125%	01/20/37	$1,380,625
Perusahaan Penerbit SBSN(c)
470,000	6.125	03/15/19	485,862
Republic of Chile
1,660,000	3.625	10/30/42	1,352,900
Republic of Colombia
1,830,000	4.000	02/26/24	1,784,250
230,000	7.375	09/18/37	287,500
930,000	6.125	01/18/41	1,013,700
Republic of Indonesia
360,000	5.375 (c)	10/17/23	358,200
710,000	8.500	10/12/35	860,875
Republic of Panama
140,000	7.125	01/29/26	169,400
Republic of Slovenia
1,330,000	5.500 (c)	10/26/22	1,240,225
1,490,000	5.500	10/26/22	1,389,425
Republic of South Africa
780,000	5.875	09/16/25	823,875
Republic of Turkey
330,000	5.625	03/30/21	344,850
5,040,000	6.250	09/26/22	5,411,700
Republic of Uruguay
400,000	7.625	03/21/36	508,000
Russian Federation(c)
4,800,000	4.875	09/16/23	4,920,000
United Mexican States
3,800,000	6.050	01/11/40	4,161,000
300,000	4.750	03/08/44	271,500

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $27,016,156)			$26,763,887

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – 6.5%
California – 2.5%
California State GO Bonds (Refunding-Various Purpose) Series 2013
$585,000	5.000%	09/01/28	$636,456
305,000	5.000	09/01/31	324,605
640,000	5.000	09/01/32	676,877
350,000	5.000	09/01/33	369,880
California State GO Bonds (Various Purpose) Series 2013
360,000	5.000	09/01/27	395,388
300,000	5.000	04/01/37	310,314
1,015,000	5.000	04/01/43	1,038,883
California State GO Bonds Build America Taxable Series 2009
1,450,000	7.500	04/01/34	1,840,137
455,000	7.300	10/01/39	572,604
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,033,330
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	2,991,873
California State University Systemwide RB Series 2012 A
320,000	5.000	11/01/37	333,258
285,000	5.000	11/01/42	294,012
City of Los Angeles CA Department of Water & Power RB (Power System) Series 2012 B
255,000	5.000	07/01/43	261,334
City of Los Angeles CA Department of Water & Power RB Series 2012 B
300,000	5.000	07/01/43	313,149

			13,392,100

Florida – 0.1%
Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
330,000	5.000	07/01/42	335,115

Georgia – 0.2%
DeKalb County GA Water & Sewerage RB Series 2011 A
250,000	5.250	10/01/41	257,563
Private Colleges & Universities GA Authority RB (Emory University) Series 2013 A
845,000	5.000	10/01/43	897,584

			1,155,147

Illinois – 1.1%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	1,933,259
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,209,101
Metropolitan Pier & Exposition Authority Dedicated State Tax RB (Mccormick Place Expansion) Series 2010 A
410,000	5.500	06/15/50	416,851

			5,559,211

Louisiana – 0.1%
Louisiana State Gas & Fuels Tax RB (Second Lien) Series 2010 B
265,000	5.000	05/01/45	272,767

Municipal Debt Obligations – (continued)
Massachusetts – 0.2%
Massachusetts State Consolidate Loan GO Bonds Series 2013 E
$420,000	5.000%	08/01/40	$441,050
Massachusetts State Development Finance Agency RB (Williams College) Series 2013 P
270,000	5.000	07/01/43	284,458
Massachusetts State School Building Authority Sales Tax RB (Senior) Series 2011 B
270,000	5.000	10/15/41	281,975

			1,007,483

Missouri – 0.1%
Metropolitan St. Louis MO Sewer District Wastewater System RB Series 2012 A
310,000	5.000	05/01/42	327,242

New Jersey – 0.4%
New Jersey State Economic Development Authority RB (Rutgers University) Series 2013
260,000	5.000	06/15/46	266,206
New Jersey State Transportation Trust Fund Authority RB (Transportation Program) Series 2013 AA
610,000	5.000	06/15/36	625,994
335,000	5.500	06/15/39	357,814
355,000	5.000	06/15/44	359,604
New Jersey State Turnpike Authority RB Build America Taxable Series 2009 F
350,000	7.414	01/01/40	456,803

			2,066,421

New York – 1.4%
New York City GO Bonds Series 2012 B
300,000	5.000	08/01/24	343,464
New York City GO Bonds (Refunding) Series 2012 F
255,000	5.000	08/01/24	290,108
New York City GO Bonds Series 2012 I
255,000	5.000	08/01/24	291,944
New York City GO Bonds Series 2013 D
255,000	5.000	08/01/24	293,752
New York City GO Bonds Series 2013 I
255,000	5.000	08/01/25	290,662
New York City GO Bonds Series 2013 J
265,000	5.000	08/01/24	307,122
255,000	5.000	08/01/25	291,812
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 E-1
285,000	5.000	02/01/42	295,391
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2012 CC
260,000	5.000	06/15/45	268,276
New York City Water & Sewer System Finance Authority RB (Second General) Series 2012 BB
535,000	5.000	06/15/47	551,681
New York City Water & Sewer System Finance Authority RB (Second General) Series 2013 CC
830,000	5.000	06/15/47	857,000

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
New York City Water & Sewer System Finance Authority RB Series 2013 EE
$535,000	5.000%	06/15/47	$552,403
New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2013 A
315,000	5.000	02/15/43	327,402
New York State Urban Development Corp. RB (Personal Income Tax) Series 2011 A
255,000	5.000	03/15/35	268,094
265,000	5.000	03/15/36	277,744
New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
460,000	5.000	03/15/30	501,566
475,000	5.000	03/15/31	514,786
555,000	5.000	03/15/32	598,307

			7,121,514

Ohio – 0.1%
Ohio State Turnpike Commission RB (Junior Lien-Infrastructure Projects) Series 2013 A-1
520,000	5.000	02/15/48	525,007
Ohio State Turnpike Commission RB (Senior Lien) Series 2013 A
275,000	5.000	02/15/48	282,648

			807,655

Pennsylvania – 0.0%
Pennsylvania State Turnpike Commission RB Series 2013 C
250,000	5.000	12/01/43	253,365

Texas – 0.0%
Dallas-Fort Worth TX International Airport RB (Improvement) Series 2013 B
260,000	5.000	11/01/44	256,355

Washington – 0.3%
University of Washington RB (General) Series 2013
275,000	5.000	07/01/41	287,722
Washington State GO Bonds (Motor Vehicle Fuel Tax) Series 2013 B
250,000	5.000	08/01/33	268,455
250,000	5.000	08/01/34	265,955
Washington State GO Bonds (Various Purpose) Series 2013 A
295,000	5.000	08/01/34	313,827
350,000	5.000	08/01/35	370,601

			1,506,560

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $32,016,540)			$34,060,935

U.S. Treasury Obligation – 0.8%
United States Treasury Notes
$4,000,000	1.375	09/30/18	$3,997,120
(Cost $3,988,274)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 1.0%
Interest Rate Swaptions
Bank of America NA Call – OTC –10 year Interest Rate Swap Strike Price 3.590%
$5,700,000	3.590%	03/22/16	$350,290
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
5,200,000	4.070	03/29/16	225,893
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.040%
5,600,000	3.040	06/03/15	141,738
Citibank NA Cal – OTC – 10 year Interest Rate Swap Strike Price 3.040%
5,600,000	3.040	06/03/15	363,782
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
10,400,000	3.633	02/19/16	599,159
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
5,000,000	3.570	02/22/16	301,916
Deutsche Bank Securities, Inc. Call – OTC –2 year Interest Rate Swap Strike Price 1.950%
16,100,000	1.950	10/26/15	168,651
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
16,000,000	2.030	10/26/15	157,982
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
33,100,000	3.670	03/08/16	1,889,997
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.080%
5,300,000	3.080	06/04/15	141,200
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.080%
5,300,000	3.080	06/04/15	334,547
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
15,500,000	1.855	11/02/15	177,791
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
4,700,000	3.610	02/16/16	273,751

TOTAL OPTIONS PURCHASED
(Cost $3,661,123)			$5,126,697

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $518,027,019)			$523,456,930

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(d) – 0.2%
Repurchase Agreement – 0.2%
Joint Repurchase Agreement Account II
$1,200,000	0.083%	10/01/13	$1,200,000
(Cost $1,200,000)

TOTAL INVESTMENTS – 99.9%
(Cost $519,227,019)			$524,656,930

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			516,017

NET ASSETS – 100.0%			$525,172,947

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013. Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $94,978,490, which represents approximately 18.1% of net assets as of September 30, 2013.
(d)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 117.

Currency Abbreviations:
GBP	—British Pound
MXN	—Mexican Peso
USD	—U.S. Dollar

Investment Abbreviations:
FNMA	—Federal National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
SPA	—Stand-by Purchase Agreement

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Canada	USD/GBP	10/24/13	$985,706	$(23,459)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	19	December 2013	$2,699,781	$16,183
2 Year U.S. Treasury Notes	(103)	December 2013	(22,687,359)	(70,184)
5 Year U.S. Treasury Notes	256	December 2013	30,988,000	310,372
10 Year U.S. Treasury Notes	183	December 2013	23,129,484	71,734
20 Year U.S. Treasury Bonds	280	December 2013	37,345,000	679,509
TOTAL				$1,007,614

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	$3,900	02/23/26	3.132%	3 month LIBOR	$(214,821)
	1,800	02/24/26	3.125	3 month LIBOR	(100,470)
	1,900	02/24/26	3.070	3 month LIBOR	(114,929)
Deutsche Bank Securities, Inc.	7,200	10/30/17	1.450	3 month LIBOR	(67,877)
	7,200	10/30/17	1.530	3 month LIBOR	(56,583)
	12,600	03/10/26	3.170	3 month LIBOR	(668,942)
JPMorgan Securities, Inc.	7,000	11/06/17	1.355	3 month LIBOR	(81,668)
	1,800	02/18/26	3.110	3 month LIBOR	(101,868)
TOTAL					$(1,407,158)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$39,400	12/19/16	3 month LIBOR	0.500%	$479,738	$(25,133)
10,700	12/18/18	3 month LIBOR	1.000	164,204	189,291
16,800	08/15/19	3.250%	3 month LIBOR	50	132,870
3,100	08/29/19	3.520	3 month LIBOR	7	44,220
3,100	08/29/19	3.560	3 month LIBOR	7	47,691
2,300	12/18/20	3 month LIBOR	1.500	49,440	70,958
8,700	08/16/21	3 month LIBOR	3.000	(68,500)	(131,176)
1,600	08/27/21	3 month LIBOR	3.095	9	(43,848)
1,600	08/27/21	3 month LIBOR	3.132	9	(47,736)
14,400	12/18/23	3 month LIBOR	2.000	1,353,178	(227,206)
2,900	06/12/24	3 month LIBOR	2.807	23	68,468
2,100	03/24/26	3.090	3 month LIBOR	17	(128,055)
1,400	03/31/26	3.070	3 month LIBOR	22	(88,417)
9,900	12/18/28	3 month LIBOR	2.500%	184,100	870,368
12,400	12/18/43	3 month LIBOR	3.000	439,124	1,234,110
TOTAL				$2,601,428	$1,966,405

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$2,175	(1.000)%	06/20/14	0.114%	$(5,743)	$(8,964)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,900	(1.000)	06/20/14	0.114	(10,896)	(15,477)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	10,400	(1.000)	06/20/14	0.114	(30,173)	(40,154)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	4,575	(1.000)	06/20/14	0.114	(11,260)	(19,678)

Protection Sold:
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	9,825	1.000	06/20/16	0.354	7,290	168,178
TOTAL						$(50,782)	$83,905

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 66.4%
	Brazil – 6.4%
	Brazil Letras do Tesouro Nacional (A-/Baa2)(a)
BRL	34,806,000	0.000%		01/01/14	$15,341,056
	38,147,000	0.000		07/01/14	16,037,356
	6,877,000	0.000		04/01/15	2,667,530
	Brazil Notas do Tesouro Nacional (A-/Baa2)
	6,807,000	10.000		01/01/14	3,071,740
	4,772,970	6.000		08/15/16	2,211,166
	1,946,170	6.000		05/15/17	904,683
	22,806,000	10.000		01/01/18	9,822,184
	28,800,000	10.000		01/01/21	12,025,766
	84,815,000	10.000		01/01/23	34,767,414
	Federal Republic of Brazil (A-/Baa2)
	92,251,224	6.000		08/15/40	42,368,946
	67,256,116	6.000		08/15/50	30,551,106

					169,768,947

	Chile – 0.7%
	Bonos de la Tesoreria de la Republica (NR/NR)
CLP	1,997,374,095	3.000		01/01/15	3,990,820
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
	1,485,000,000	6.000		01/01/22	3,085,972
	Bonos del Banco Central de Chile en Pesos (NR/NR)
	1,245,000,000	6.000		06/01/17	2,543,908
	1,477,825,920	3.000		03/01/22	3,079,849
	Republic of Chile (NR/NR)
	2,905,000,000	6.000		01/01/18	5,926,786

					18,627,335

	Colombia – 6.1%
	Republic of Colombia (NR/NR)
COP	31,079,400,000	8.000		10/28/15	17,264,247
	152,772,000,000	7.000		05/04/22	80,604,815
	6,632,982,950	4.750		02/23/23	3,653,355
	8,368,500,000	7.500		08/26/26	4,383,544
	83,761,200,000	6.000		04/28/28	38,645,563
	Republic of Colombia (NR/Baa3)
	3,538,000,000	4.375		03/21/23	1,646,018
	Republic of Colombia (BBB/Baa3)
	2,399,000,000	12.000		10/22/15	1,434,891
	3,715,000,000	7.750		04/14/21	2,190,259
	13,012,000,000	9.850		06/28/27	8,820,178
	4,598,000,000	9.850		06/28/27	3,116,752

					161,759,622

	Costa Rica – 0.5%
	Republic of Costa Rica (NR/NR)
CRC	3,863,000,000	11.130		03/28/18	8,835,083
	1,278,300,000	9.200		03/27/19	2,733,219
	Republic of Costa Rica (BB/Baa3)
	$2,260,000	5.625		04/30/43	1,921,000
	1,300,000	5.625	(b)	04/30/43	1,105,000

					14,594,302

	Dominican Republic – 2.1%
	Dominican Republic (NR/NR)
DOP	104,390,000	14.000	(b)	10/18/19	2,482,258
	149,000,000	13.000		01/03/20	3,323,778

	Sovereign Debt Obligations – (continued)
	Dominican Republic – (continued)
DOP	131,000,000	15.950%		06/04/21	$3,494,786
	412,100,000	16.950		02/04/22	11,454,160
	331,000,000	14.500	(b)	02/10/23	7,512,278
	263,500,000	14.500		02/10/23	5,980,318
	690,900,000	18.500	(b)	02/04/28	18,299,294
	80,100,000	18.500		02/04/28	2,121,542

					54,668,414

	Honduras – 0.1%
	Republic of Honduras (B/B2)
	$1,690,000	7.500		03/15/24	1,402,700

	Hungary – 3.0%
	Hungary Government Bond (BB/Ba1)
HUF	2,285,200,000	8.000		02/12/15	10,943,579
	9,913,100,000	7.750		08/24/15	47,935,391
	1,686,420,000	5.500		02/12/16	7,865,281
	1,566,440,000	6.750		02/24/17	7,538,953
	1,397,500,000	6.750		11/24/17	6,762,696

					81,045,900

	Indonesia – 1.2%
	Republic of Indonesia (NR/Baa3)
IDR	61,000,000,000	7.000		05/15/22	4,780,033
	95,000,000,000	7.000		05/15/27	7,085,092
	Republic of Indonesia (BB+/Baa3)
	63,600,000,000	11.000		11/15/20	6,298,244
	$14,100,000	5.375	(b)	10/17/23	14,029,500

					32,192,869

	Israel – 0.0%
	Israel Government Bond (NR/NR)
ILS	50,000	4.250		03/31/23	14,710

	Ivory Coast(c) – 0.5%
	Republic of Ivory Coast (NR/NR)
	$16,301,000	5.750		12/31/32	14,181,870

	Malaysia – 1.0%
	Malaysia Government Bond (NR/NR)
MYR	39,170,000	3.314		10/31/17	11,903,017
	Malaysia Government Bond (NR/A3)
	46,000,000	4.262		09/15/16	14,428,011

					26,331,028

	Mexico – 4.6%
	United Mexican States (A-/Baa1)
MXN	440,700	8.000		12/17/15	36,613
	18,391,600	6.250		06/16/16	1,480,415
	1,763,400	7.250		12/15/16	146,397
	44,085,400	6.500		06/10/21	3,531,477
	36,212,100	6.500		06/09/22	2,875,141
	8,817,000	8.000		12/07/23	776,533
	306,341,200	7.500		06/03/27	25,749,937
	92,321,700	8.500		05/31/29	8,263,161
	289,737,600	7.750		05/29/31	23,902,817
	272,445,500	10.000		11/20/36	27,452,018

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Mexico – (continued)
MXN	118,001,100	8.500%		11/18/38	$10,361,011
	222,510,800	7.750		11/13/42	18,047,128

					122,622,648

	Paraguay – 0.3%
	Republic of Paraguay (BB-/Ba3)
	$7,770,000	4.625	(b)	01/25/23	7,070,700
	1,050,000	4.625		01/25/23	955,500

					8,026,200

	Peru – 2.1%
	Peru Government Bond (A-/Baa2)
PEN	111,358,000	7.840		08/12/20	46,202,874
	Republic of Peru (NR/Baa2)
	15,557,000	6.950		08/12/31	5,937,144
	1,963,000	6.850		02/12/42	725,366
	Republic of Peru (A-/Baa2)
	3,325,000	8.200		08/12/26	1,470,973
	3,422,000	6.900		08/12/37	1,281,593

					55,617,950

	Philippines – 0.9%
	Republic of Philippines (BBB-/Baa3)
PHP	288,000,000	4.950		01/15/21	7,140,845
	661,000,000	3.900		11/26/22	15,151,005
	15,000,000	6.250		01/14/36	387,533

					22,679,383

	Poland – 6.5%
	Poland Government Bond (A/NR)
PLN	45,020,000	2.500		07/25/18	13,551,992
	Poland Government Bond (A/A2)
	200,107,962	3.000		08/24/16	67,096,738
	29,150,000	5.250		10/25/20	9,887,226
	152,343,000	5.750		10/25/21	53,302,127
	36,840,000	5.750		09/23/22	12,907,642
	20,708,827	2.750		08/25/23	6,917,863
	30,360,000	4.000		10/25/23	9,358,304

					173,021,892

	Romania – 0.6%
	Republic of Romania (NR/NR)
RON	51,060,000	5.900		07/26/17	16,263,146

	Russia – 6.2%
	Russian Federation (BBB/Baa1)
	$9,000,000	4.875	(b)	09/16/23	9,225,000
	Russian Federation Bond (NR/Baa1)
RUB	41,400,000	7.050		01/19/28	1,211,487
	Russian Federation Bond (BBB/Baa1)
	$18,600,000	3.500	(b)	01/16/19	18,739,500
	Russian Federation Bond (BBB+/Baa1)
RUB	48,000,000	7.350		01/20/16	1,512,957
	868,210,000	6.200		01/31/18	26,240,186
	28,791,000	7.500		03/15/18	917,085
	1,818,870,000	7.500		02/27/19	57,911,992

	Sovereign Debt Obligations – (continued)
	Russia – (continued)
RUB	890,360,000	7.600%		07/20/22	$28,250,716
	637,285,000	8.150		02/03/27	20,801,434

					164,810,357

	Slovenia – 0.7%
	Republic of Slovenia (A-/Ba1)
	$7,560,000	5.500	(b)	10/26/22	7,049,700
	6,730,000	5.500		10/26/22	6,275,725
	6,510,000	5.850	(b)	05/10/23	6,188,024

					19,513,449

	South Africa – 2.6%
	Republic of South Africa (NR/NR)
ZAR	161,331,000	7.750		02/28/23	16,256,218
	Republic of South Africa (NR/Baa1)
	55,250,000	7.000		02/28/31	4,746,768
	54,900,000	6.500		02/28/41	4,140,983
	Republic of South Africa (A-/Baa1)
	258,480,000	8.000		12/21/18	26,892,928
	147,853,342	10.500		12/21/26	17,784,787

					69,821,684

	Thailand – 6.4%
	Kingdom of Thailand (A-/Baa1)
THB	301,000,000	3.875		06/13/19	9,762,336
	191,785,899	1.200		07/14/21	5,715,428
	Thailand Government Bond (NR/Baa1)
	223,500,000	3.250		06/16/17	7,132,248
	369,980,000	3.580		12/17/27	11,044,712
	97,800,000	3.775		06/25/32	2,819,351
	Thailand Government Bond (A-/Baa1)
	116,300,000	5.250		05/12/14	3,777,872
	1,283,642,000	3.625		05/22/15	41,510,036
	615,590,000	3.125		12/11/15	19,738,895
	951,125,000	4.125		11/18/16	31,082,601
	261,000,000	2.800		10/10/17	8,115,641
	954,360,000	3.650		12/17/21	30,017,978
	37,220,000	3.625		06/16/23	1,161,649

					171,878,747

	Turkey – 13.8%
	Turkey Government Bond (NR/NR)
TRY	131,910,000	6.500		01/07/15	63,736,054
	190,815,000	5.000		05/13/15	89,688,850
	106,080,000	6.300		02/14/18	47,903,587
	16,500,000	8.300		06/20/18	7,969,130
	11,740,000	8.500		09/14/22	5,641,143
	74,140,000	7.100		03/08/23	32,331,782
	20,025,000	11.000		08/06/14	10,131,627
	91,710,000	7.500		09/24/14	45,039,087
	25,150,000	9.000		01/27/16	12,503,404
	21,000,000	9.000		03/08/17	10,483,690
	73,065,000	9.500		01/12/22	36,799,401
	10,276,356	3.000		02/23/22	5,068,102

					367,295,857

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Venezuela – 0.1%
	Republic of Venezuela (B/B2)
	$3,310,000	9.000%		05/07/23	$2,656,275
	1,250,000	9.250		05/07/28	978,125

					3,634,400

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $1,869,808,361)				$1,769,773,410

	Structured Notes – 9.1%
	Brazil – 1.3%
	Notas do Tesouro Nacional (Issuer Barclays Bank PLC) (NR/NR)(b)
BRL	12,481,374	6.000%		05/08/14	$5,669,667
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London)) (NR/NR)
	8,151,000	6.000		03/21/14	8,649,581
	32,677,000	10.000		03/21/14	13,806,108
	2,500,000	6.000		04/14/14	2,652,920
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
	845,000	10.000	(d)	01/01/17	368,152
	7,257,688	6.000		08/15/40	3,333,296

					34,479,724

	Colombia – 1.3%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	24,676,000,000	11.250	(b)	10/25/18	15,433,487
	15,491,000,000	11.250	(b)	10/25/18	9,688,772
	12,492,000,000	11.000		07/27/20	7,944,028
	4,226,000,000	11.000		07/25/24	2,755,482

					35,821,769

	Indonesia – 3.6%
	Republic of Indonesia (Issuer Barclays Bank PLC) (NR/NR)
IDR	140,000,000,000	10.000		07/17/17	12,928,047
	Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)
	75,000,000,000	8.250		07/19/21	6,430,697
	105,400,000,000	7.000	(b)	05/17/22	8,259,270
	35,400,000,000	7.000	(b)	05/17/27	2,640,129
	29,500,000,000	8.250	(b)	06/17/32	2,411,755
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(b)
	46,000,000,000	10.000		07/18/17	4,247,787
	80,000,000,000	11.000		11/17/20	7,922,319
	66,250,000,000	7.000		05/17/27	4,940,919
	161,824,000,000	6.125		05/17/28	10,973,516
	288,650,000,000	6.625		05/17/33	19,773,263
	74,554,000,000	6.625		05/17/33	5,107,140
	42,700,000,000	10.500		08/19/30	4,220,472
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (A/NR)
	50,100,000,000	10.000		07/17/17	4,626,394

					94,481,708

	Structured Notes – (continued)
	Nigeria(b) – 2.9%
	Federal Republic of Nigeria (Issuer Citigroup Funding, Inc.) (NR/NR)
NGN	1,791,000,000	15.100%		05/01/17	$11,645,934
	530,000,000	16.000		07/03/19	3,631,092
	1,600,000,000	10.000		07/27/30	7,657,876
	Federal Republic of Nigeria (Issuer Deutsche Bank AG (London) (NR/NR)(a)
	4,175,000,000	0.000		02/10/14	24,864,980
	639,000,000	0.000		03/10/14	3,766,830
	939,000,000	0.000		03/24/14	5,510,299
	Federal Republic of Nigeria (Issuer HSBC Corp.) (NR/NR)
	841,600,000	15.100		05/01/17	5,472,484
	1,743,000,000	16.000		07/02/19	11,941,496
	301,630,000	7.000		10/23/19	1,390,691

					75,881,682

	TOTAL STRUCTURED NOTES
	(Cost $296,543,743)				$240,664,883

	Corporate Obligations – 6.9%
	Brazil(b) – 0.2%
	Banco Santander Brasil SA (BBB/Baa2)
BRL	12,900,000	8.000%		03/18/16	$5,383,682

	Colombia – 0.1%
	Empresa de Telecomunicaciones de Bogota S.A. (NR/Ba1)
COP	5,066,000,000	7.000	(b)	01/17/23	2,258,890
	2,000,000,000	7.000		01/17/23	891,785
	Empresas Publicas de Medellin ESP (NR/Baa3)
	658,000,000	8.375		02/01/21	361,513

					3,512,188

	Ireland(b) – 0.9%
	AHML Finance Ltd. (BBB/Baa1)
RUB	837,300,000	7.750		02/13/18	25,128,174

	Luxembourg – 0.3%
	Gazprom Neft OAO Via GPN Capital SA (BBB-/Baa3)
	$5,610,000	4.375		09/19/22	5,161,200
	TNK-BP Finance SA (BBB/Baa2)
	1,630,000	7.875		03/13/18	1,884,687

					7,045,887

	Mexico – 1.4%
	America Movil SAB de CV (A-/A2)
MXN	32,510,000	6.450		12/05/22	2,349,700
	90,200,000	8.460		12/18/36	6,774,789
	Grupo Televisa SAB (BBB+/Baa1)
	150,510,000	7.250		05/14/43	9,702,816
	Petroleos Mexicanos (A-/Baa1)(b)
	231,788,000	7.650		11/24/21	18,522,428

					37,349,733

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Netherlands – 0.3%
	Lukoil International Finance BV (BBB/Baa2)
	$1,780,000	6.356%	06/07/17	$1,989,150
	3,240,000	7.250	11/05/19	3,677,400
	1,560,000	6.125	11/09/20	1,663,350
	1,740,000	4.563 (b)	04/24/23	1,618,200

				8,948,100

	South Africa – 1.8%
	Transnet Ltd. (NR/NR)
ZAR	46,000,000	10.500	09/17/20	5,084,627
	18,000,000	10.800	11/06/23	2,051,547
	93,000,000	9.500	08/19/25	9,593,497
	181,000,000	8.900	11/14/27	17,832,205
	Transnet Ltd. (A-/A3)
	136,000,000	10.000	03/30/29	12,448,837

				47,010,713

	Thailand – 1.2%
	Bank of Thailand (NR/NR)
THB	344,260,000	0.000 (a)	02/06/14	10,904,826
	172,130,000	2.850	08/19/15	5,489,312
	Bank of Thailand (NR/Baa1)
	92,000,000	3.300	04/30/14	2,951,535
	71,560,000	2.950	01/14/16	2,279,020
	290,200,000	3.220	03/01/16	9,284,490

				30,909,183

	United States – 0.7%
	General Electric Capital Corp. (AA+/A1)
MXN	215,000,000	8.500	04/06/18	18,791,699

	TOTAL CORPORATE OBLIGATIONS
	(Cost $205,795,804)			$184,079,359

	U.S. Treasury Obligations – 10.8%
	United States – 10.8%
	United States Treasury Bonds
	$44,200,000	3.625%	08/15/43	$43,692,583
	United States Treasury Notes
	60,100,000	1.375	09/30/18	60,056,728
	46,200,000	1.375	05/31/20	44,580,691
	50,600,000	2.000	07/31/20	50,727,002
	45,300,000	2.125	08/31/20	45,701,359
	43,300,000	2.000	09/30/20	43,254,534

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $287,070,732)			$288,012,897

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $2,659,218,640)			$2,482,530,549

	Short-term Investment(e) – 5.4%
	Repurchase Agreement – 5.4%
	Joint Repurchase Agreement Account II
	$144,400,000	0.083%	10/01/13	$144,400,000
	(Cost $144,400,000)

	TOTAL INVESTMENTS – 98.6%
	(Cost $2,803,618,640)			$2,626,930,549

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%			38,533,365

	NET ASSETS – 100.0%			$2,665,463,914

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $321,782,806, which represents approximately 12.1% of net assets as of September 30, 2013.
(c)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2013.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(e)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 117.

Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investor Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CRC	—Costa Rican Colon
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	12/18/13	$8,206,736	$2,773
	EUR/USD	12/18/13	16,505,485	209,468
	HUF/EUR	12/18/13	8,334,091	8,322
	PLN/USD	12/18/13	32,520,372	170,372
Barclays Bank PLC	EUR/USD	12/18/13	8,182,380	126,452
	HUF/EUR	12/18/13	8,194,558	43,026
	MYR/USD	10/24/13	33,099,979	90,001
	USD/MYR	10/11/13	18,579,029	120,971
	USD/NGN	11/13/13	4,140,250	18,488
	USD/PHP	10/17/13	4,109,123	84,877
BNP Paribas SA	HUF/USD	12/18/13	4,682,821	46,345
	PEN/USD	10/17/13	7,383,325	33,468
Citibank NA	EUR/USD	12/18/13	6,757,478	108,546
	MXN/USD	12/18/13	63,809,542	401,803
	PHP/USD	10/11/13	8,085,932	60,932
	RUB/USD	10/07/13	6,805,335	217,335
	RUB/USD	10/15/13	12,515,035	99,723
	RUB/USD	10/17/13	5,191,196	100,182
	USD/IDR	10/24/13	6,075,116	134,884
	USD/RUB	10/10/13	8,144,278	26,722
	USD/RUB	10/24/13	8,178,796	153,204
Credit Suisse International (London)	CLP/USD	10/17/13	6,690,185	191,515
	MYR/USD	10/24/13	32,709,682	70,991
	PEN/USD	10/17/13	5,936,323	66,681
	RUB/USD	10/07/13	8,190,268	285,268
	RUB/USD	10/10/13	28,707,884	855,884
	RUB/USD	10/17/13	7,415,201	222,961
	USD/COP	10/17/13	1,937,708	19,292
	USD/PEN	10/17/13	7,173,386	25,299
	USD/RUB	10/17/13	16,122,388	52,612
Deutsche Bank AG (London)	BRL/USD	10/17/13	15,477,601	923,601
	HUF/USD	12/18/13	16,582,959	198,971
	ILS/USD	12/18/13	8,700,678	12,678
	MYR/USD	10/03/13	16,304,494	165,494
	PEN/USD	10/17/13	9,227,633	43,465
	PLN/USD	12/18/13	86,449,091	1,316,089
	RUB/USD	10/17/13	40,822,674	922,048
	TWD/USD	10/15/13	8,079,087	28,087
	USD/MXN	12/18/13	8,152,084	89,916
	USD/MYR	10/03/13	11,846,569	364
	USD/PEN	10/17/13	3,251,269	16,731
	USD/THB	10/31/13	14,930,123	18,795
	ZAR/USD	12/18/13	3,365,099	6,041
HSBC Bank PLC	BRL/USD	10/17/13	8,353,567	108,482
	KRW/USD	10/23/13	8,129,403	41,403
	MYR/USD	10/03/13	5,506,049	90,049
	MYR/USD	10/11/13	15,617,131	232,131
	PEN/USD	10/17/13	5,107,079	43,016
	USD/TRY	12/18/13	13,718,913	141,214
	USD/ZAR	12/18/13	21,685,903	530,857

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
JPMorgan Securities, Inc.	BRL/USD	10/17/13	$30,656,377	$1,157,350
	HUF/USD	12/18/13	24,914,811	719,559
	JPY/USD	12/18/13	8,175,679	26,679
	RUB/USD	10/17/13	19,747,552	489,744
	USD/TRY	12/18/13	8,054,267	10,296
Morgan Stanley Capital Services, Inc.	BRL/USD	10/15/13	46,185,654	225,154
	HUF/EUR	12/18/13	8,194,558	45,190
	RUB/USD	10/15/13	16,359,159	258,159
	RUB/USD	10/17/13	48,755,786	1,156,170
	USD/MXN	12/18/13	16,318,214	271,786
Royal Bank of Canada	BRL/USD	10/07/13	8,407,278	502,278
	BRL/USD	10/11/13	8,272,499	314,499
	BRL/USD	10/17/13	5,188,227	267,126
	BRL/USD	10/18/13	8,246,219	158,219
	MXN/USD	12/18/13	8,009,715	51,715
Standard Chartered Bank	SGD/USD	12/18/13	8,129,729	41,729
	USD/IDR	10/24/13	20,994,873	1,370,984
	USD/TRY	12/18/13	6,882,338	209,311
State Street Bank	MXN/USD	12/18/13	12,352,239	80,329
	RON/USD	12/18/13	17,126,187	516,675
	USD/MXN	12/18/13	30,326,648	289,576
	USD/TRY	12/18/13	9,797,886	137,837
	ZAR/USD	12/18/13	171,185,848	3,093,413
UBS AG (London)	BRL/USD	10/18/13	8,235,286	147,286
	MYR/USD	10/11/13	7,985,000	29,000
	PHP/USD	10/07/13	16,106,969	296,969
	PHP/USD	10/11/13	8,085,754	34,754
	TWD/USD	10/11/13	15,933,523	18,523
	USD/IDR	11/19/13	11,700,348	946,652
	USD/RUB	10/17/13	3,809,325	3,675
	USD/ZAR	12/18/13	18,581,748	389,252
Westpac Banking Corp.	AUD/USD	12/18/13	24,322,752	467,203
	USD/AUD	12/18/13	16,177,735	16,798
	USD/MYR	10/23/13	17,209,728	210,272
TOTAL				$22,931,991

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	CZK/EUR	12/18/13	$8,214,855	$(13,922)
	EUR/PLN	12/18/13	16,532,575	(230,736)
	HUF/EUR	12/18/13	8,159,377	(44,739)
	IDR/USD	10/24/13	37,169,051	(4,661,395)
	MYR/USD	10/24/13	48,130,558	(1,206,098)
	TRY/USD	12/18/13	15,829,543	(431,457)
	USD/MYR	10/03/13	8,085,534	(71,534)
Barclays Bank PLC	CLP/USD	10/17/13	2,152,260	(7,503)
	MXN/USD	12/18/13	7,886,857	(244,143)
	USD/BRL	10/17/13	5,268,137	(16,137)
	USD/PLN	12/18/13	3,329,478	(11,478)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC (continued)	USD/TRY	12/18/13	$8,110,666	$(59,666)
	USD/ZAR	12/18/13	16,057,130	(32,130)
	ZAR/USD	12/18/13	32,110,586	(281,414)
BNP Paribas SA	RUB/USD	10/15/13	30,329,476	(534,086)
Citibank NA	IDR/USD	10/07/13	8,074,174	(260,709)
	IDR/USD	10/24/13	2,680,018	(84,982)
	MYR/USD	10/23/13	10,578,928	(325,072)
	MYR/USD	10/24/13	24,061,669	(652,628)
	PHP/USD	10/17/13	16,143,720	(31,280)
	RUB/USD	10/17/13	16,161,897	(13,103)
	TRY/USD	12/18/13	7,861,354	(268,646)
	USD/MXN	12/18/13	8,051,034	(29,034)
	USD/MYR	10/03/13	8,065,868	(51,868)
	USD/MYR	10/18/13	18,861,497	(37,497)
	USD/NGN	11/13/13	19,326,370	(381,698)
	USD/RUB	10/10/13	11,450,051	(245,051)
	USD/RUB	10/21/13	8,069,133	(2,133)
	USD/TRY	12/18/13	8,176,254	(220,254)
Credit Suisse International (London)	CLP/USD	10/16/13	14,947,784	(30,612)
	CLP/USD	10/17/13	3,361,696	(29,525)
	CLP/USD	10/25/13	8,192,695	(139,305)
	RUB/USD	10/10/13	6,566,355	(83,470)
	RUB/USD	10/17/13	4,581,576	(1,245)
	RUB/USD	10/21/13	23,347,922	(615,078)
	USD/CLP	10/17/13	44,851,644	(524,904)
	USD/COP	10/07/13	14,521,777	(313,446)
	USD/COP	10/17/13	42,396,340	(896,282)
	USD/JPY	12/18/13	15,904,826	(140,826)
	USD/PEN	10/17/13	10,754,526	(33,455)
	USD/RUB	10/07/13	15,477,713	(501,713)
	USD/RUB	10/15/13	8,147,137	(83,137)
	USD/RUB	10/17/13	18,632,492	(525,105)
Deutsche Bank AG (London)	AUD/USD	12/18/13	8,033,645	(3,018)
	IDR/USD	10/17/13	9,276,660	(911,340)
	IDR/USD	10/24/13	7,102,706	(806,694)
	ILS/USD	12/18/13	8,093,424	(75,576)
	MXN/USD	12/18/13	4,687,046	(114,190)
	MYR/USD	10/18/13	16,046,863	(128,137)
	MYR/USD	10/23/13	7,863,243	(266,757)
	MYR/USD	10/24/13	80,700,147	(725,653)
	THB/USD	10/31/13	15,722,406	(151,839)
	USD/CNH	12/18/13	24,598,189	(5,532)
	USD/CNH	01/08/14	39,928,025	(512,025)
	USD/CZK	12/18/13	16,790,813	(392,636)
	USD/KRW	10/24/13	5,958,784	(202,020)
	USD/PHP	10/17/13	5,382,350	(4,350)
	USD/RUB	10/15/13	4,427,750	(43,980)
HSBC Bank PLC	IDR/USD	10/07/13	2,397,282	(92,250)
	MXN/USD	12/18/13	37,829,018	(339,915)
	MYR/USD	10/24/13	32,745,972	(48,223)
	PLN/USD	12/18/13	6,343,568	(6,975)
	USD/HUF	12/18/13	10,975,569	(241,588)
	USD/KRW	10/24/13	5,383,889	(304,603)
	USD/MYR	10/03/13	14,783,631	(241,631)

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC (continued)	USD/PEN	10/17/13	$5,892,069	$(112,251)
	USD/PHP	11/21/13	6,913,747	(24,525)
	USD/PLN	12/18/13	11,577,273	(82,628)
	USD/RUB	10/17/13	23,675,908	(582,319)
	ZAR/USD	12/18/13	11,612,873	(31,783)
JPMorgan Securities, Inc.	MXN/USD	12/18/13	31,912,579	(437,421)
	USD/EUR	12/18/13	8,328,518	(38,441)
	USD/IDR	10/07/13	1,179,395	(11,395)
	USD/RUB	10/15/13	3,740,883	(45,883)
	USD/TRY	12/18/13	64,616,724	(581,903)
Morgan Stanley Capital Services, Inc.	MXN/JPY	12/18/13	8,212,319	(319,999)
	USD/BRL	11/04/13	8,130,896	(63,896)
	USD/COP	10/17/13	27,927,421	(477,006)
	USD/ILS	12/18/13	16,935,953	(194,729)
	USD/PEN	10/17/13	7,290,088	(7,071)
	USD/RUB	10/17/13	6,395,555	(150,555)
	USD/TRY	12/18/13	136,549,236	(710,955)
Royal Bank of Canada	IDR/USD	10/24/13	37,169,051	(4,024,584)
	USD/BRL	10/15/13	13,816,442	(375,442)
	USD/BRL	10/18/13	11,312,908	(200,908)
Royal Bank of Scotland PLC	TRY/USD	12/18/13	47,633,236	(1,110,907)
	USD/TRY	12/18/13	8,204,374	(100,374)
Standard Chartered Bank	HUF/USD	12/18/13	6,183,379	(26,125)
	MYR/USD	10/03/13	28,867,274	(868,326)
	TRY/USD	12/18/13	60,782,506	(695,378)
	USD/SGD	12/18/13	8,638,763	(148,708)
	ZAR/USD	12/18/13	7,836,008	(332,992)
State Street Bank	JPY/USD	12/18/13	8,027,185	(39,815)
	MXN/USD	12/18/13	15,889,821	(371,179)
	USD/AUD	12/18/13	8,033,645	(63,720)
	USD/COP	10/17/13	28,191,047	(296,263)
	USD/JPY	12/18/13	8,174,258	(152,258)
	USD/MXN	12/18/13	6,226,280	(55,126)
UBS AG (London)	RUB/USD	10/24/13	9,037,730	(127,270)
	USD/BRL	10/07/13	8,383,158	(451,158)
	USD/BRL	10/11/13	8,222,732	(264,732)
	USD/ZAR	12/18/13	25,051,422	(144,422)
	ZAR/USD	12/18/13	23,866,858	(409,142)
Westpac Banking Corp.	USD/AUD	12/18/13	8,053,135	(42,097)
	USD/EUR	12/18/13	16,688,158	(24,178)
TOTAL				$(34,185,292)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(161)	December 2013	$(22,877,094)	$(284,208)
2 Year U.S. Treasury Notes	626	December 2013	137,886,282	334,822
5 Year U.S. Treasury Notes	(4,709)	December 2013	(570,009,734)	(5,871,967)
10 Year U.S. Treasury Notes	(1,567)	December 2013	(198,054,110)	(1,061,647)
20 Year U.S. Treasury Bonds	(84)	December 2013	(11,203,500)	(9,080)
TOTAL				$(6,892,080)

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	30,000		01/04/16	10.010%	1 month Brazilian Interbank Deposit Average	$—	$(194,700)
		56,680		01/04/16	8.010	1 month Brazilian Interbank Deposit Average	—	(1,259,212)
		84,080		01/04/16	8.100	1 month Brazilian Interbank Deposit Average	—	(1,787,972)
		131,110		01/04/16	10.390	1 month Brazilian Interbank Deposit Average	—	(420,424)
	CLP	8,558,190		09/25/18	6 month CLICP	4.975%	—	17,950
	KRW	48,420,000	(a)	08/10/22	3 month KWCDC	3.120	—	862,650
	CLP	2,809,080		06/07/23	6 month CLICP	5.360	—	15,421
	MXN	435,070	(a)	04/22/27	9.300	Mexico Interbank TIIE 28 Days	—	(27,787)
		158,630	(a)	09/03/27	8.590	Mexico Interbank TIIE 28 Days	—	(282,068)
Barclays Bank PLC	BRL	12,580		01/04/16	10.300	1 month Brazilian Interbank Deposit Average	—	(50,422)
	TWD	587,590		09/11/17	3 month TWD	1.030	—	164,676
	MYR	143,700		04/08/18	3.383	3 month KLIBOR	—	(480,388)
	KRW	26,091,240	(a)	09/18/22	3 month KWCDC	3.300	—	296,841
		30,000,000	(a)	10/09/22	3 month KWCDC	3.120	—	550,606
		6,345,000	(a)	11/21/22	3 month KWCDC	3.150	—	110,831
		19,698,730	(a)	11/29/22	3 month KWCDC	3.225	—	285,802
		37,196,850	(a)	11/29/22	3 month KWCDC	3.230	—	539,677
		26,791,540	(a)	12/05/22	3 month KWCDC	3.275	—	339,573
		15,721,430		05/06/23	3 month KWCDC	2.710	—	740,788
	MXN	55,780		05/12/23	5.615	Mexico Interbank TIIE 28 Days	—	(314,147)
	ZAR	79,230		05/29/23	7.150	3 month JIBAR	—	(435,223)
	KRW	24,347,680		05/30/23	3 month KWCDC	2.995	—	615,677
		5,705,980		06/19/23	3 month KWCDC	3.185	—	62,643
	MXN	703,500	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	(2,032,042)
		301,660	(a)	07/30/27	8.650	Mexico Interbank TIIE 28 Days	—	(482,988)
	KRW	6,115,600		01/24/28	3 month KWCDC	3.000	23	240,602
	MXN	250,850		11/05/32	6.747	Mexico Interbank TIIE 28 Days	(2,936)	(2,094,718)

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	BRL	52,500		01/04/16	8.640%	1 month Brazilian Interbank Deposit Average	$—	$(899,687)
		53,690		01/04/16	10.290	1 month Brazilian Interbank Deposit Average	—	(219,634)
		82,860		01/04/16	10.090	1 month Brazilian Interbank Deposit Average	—	(482,767)
		10		01/02/17	1 month Brazilian Interbank Deposit Average	9.000%	—	216
	PLN	16,700		01/21/18	6 month WIBOR	3.590	—	(67,632)
	ZAR	166,000		05/31/18	6.500	3 month JIBAR	—	(358,052)
	CLP	2,669,100		09/28/18	6 month CLICP	5.010	—	(2,455)
	ZAR	306,200		11/02/19	6.590	3 month JIBAR	—	(1,135,517)
		162,000		05/30/20	6.620	3 month JIBAR	—	(728,004)
	KRW	12,519,550		05/06/23	3 month KWCDC	2.720	—	580,112
	ZAR	73,340		05/29/23	7.160	3 month JIBAR	—	(397,799)
	PLN	8,140		07/31/23	6 month WIBOR	3.840	—	76,871
	KRW	6,750,740		09/04/23	3 month KWCDC	3.460	—	(70,638)
		12,160,280		09/11/23	3 month KWCDC	3.520	—	(183,061)
	MXN	94,190	(a)	09/03/27	8.520	Mexico Interbank TIIE 28 Days	—	(181,065)
	KRW	19,730,000	(a)	03/13/28	3 month KWCDC	3.165	—	217,237
Credit Suisse International (London)	BRL	34,420		01/04/16	8.134	1 month Brazilian Interbank Deposit Average	—	(723,279)
	MXN	119,940		05/22/23	5.980	Mexico Interbank TIIE 28 Days	—	(415,213)
	CLP	1,618,700		07/24/23	6 month CLICP	5.280	—	31,903
Deutsche Bank Securities, Inc.	BRL	42,100		01/04/16	10.370	1 month Brazilian Interbank Deposit Average	—	(166,262)
		59,620		01/04/16	9.280	1 month Brazilian Interbank Deposit Average	—	(710,954)
		71,300		01/04/16	8.860	1 month Brazilian Interbank Deposit Average	—	(1,111,940)
		82,570		01/04/16	10.335	1 month Brazilian Interbank Deposit Average	—	(353,985)
		113,830		01/04/16	10.156	1 month Brazilian Interbank Deposit Average	—	(595,073)
		147,310		01/04/16	10.347	1 month Brazilian Interbank Deposit Average	—	(613,522)

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc. (continued)	BRL	264,380		01/04/16	8.275%	1 month Brazilian Interbank Deposit Average	$—	$(5,173,346)
	ZAR	132,550		05/30/18	6.520	3 month JIBAR	—	(275,136)
		162,430		05/31/18	6.530	3 month JIBAR	—	(330,563)
		66,000		06/07/18	7.110	3 month JIBAR	—	16,162
		168,500		06/07/18	7.100	3 month JIBAR	—	34,442
	CLP	3,714,170		09/27/18	6 month CLICP	5.010%	—	(3,558)
	ZAR	190,000		01/02/20	6.200	3 month JIBAR	(1,200)	(1,115,103)
	BRL	75,820		01/04/21	9.340	1 month Brazilian Interbank Deposit Average	—	(2,581,984)
	ZAR	7,820		05/23/21	6.550	3 month JIBAR	—	(50,465)
	KRW	22,865,240	(a)	09/14/22	3 month KWCDC	3.210	—	336,782
		26,091,240	(a)	09/18/22	3 month KWCDC	3.320	—	277,117
		5,000,000	(a)	01/08/23	3 month KWCDC	3.390	—	43,964
	ZAR	71,290		05/29/23	7.170	3 month JIBAR	—	(381,751)
	KRW	6,569,640		05/30/23	3 month KWCDC	3.000	—	163,560
	CLP	1,759,050		06/12/23	6 month CLICP	5.330	—	18,261
	KRW	17,289,860		07/05/23	3 month KWCDC	3.335	—	(32,424)
		14,286,650		08/05/23	3 month KWCDC	3.480	—	(182,399)
		17,289,860		08/23/23	3.620	3 month KWCDC	—	406,262
		8,442,670		08/26/23	3 month KWCDC	3.588	—	(175,763)
	MXN	159,380	(a)	04/22/27	9.290	Mexico Interbank TIIE 28 Days	—	(13,553)
		159,100	(a)	06/11/27	8.700	Mexico Interbank TIIE 28 Days	—	(225,694)
		94,990	(a)	09/22/27	7.940	Mexico Interbank TIIE 28 Days	—	(298,171)
		28,000	(a)	02/24/28	7.510	Mexico Interbank TIIE 28 Days	—	(116,120)
HSBC Bank PLC	KRW	12,510,000		06/19/23	3 month KWCDC	3.175	—	147,159
JPMorgan Securities, Inc.	BRL	153,100		01/04/16	9.980	1 month Brazilian Interbank Deposit Average	—	(924,250)
	ZAR	292,060		03/20/16	5.620	3 month JIBAR	—	(498,730)
	BRL	358,100		01/02/17	1 month Brazilian Interbank Deposit Average	9.040	—	7,570,714
	TWD	673,200		07/27/17	3 month TWD	0.925	—	261,453
		597,390		09/11/17	3 month TWD	1.020	—	175,330
		60,800		03/18/18	3 month TWD	1.195	—	9,090
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,505)	(3,652)
	PLN	100		07/26/22	6 month WIBOR	4.570	—	(1,015)
	KRW	23,074,380	(a)	11/29/22	3 month KWCDC	3.220	—	343,433
	TWD	140,720		12/06/22	3 month TWD	1.315	—	149,064
	MXN	95,510		05/12/23	5.630	Mexico Interbank TIIE 28 Days	—	(529,080)
		96,360		05/22/23	5.990	Mexico Interbank TIIE 28 Days	—	(327,656)

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	MXN	97,500		05/25/23	6.030%	Mexico Interbank TIIE 28 Days	$—	$(309,826)
		215,880		05/30/23	6.320	Mexico Interbank TIIE 28 Days	—	(284,110)
	TWD	264,330		05/31/23	3 month TWD	1.490%	—	174,556
	CLP	2,148,530		06/19/23	6 month CLICP	5.350	—	16,182
	MXN	40,870		08/04/23	6.890	Mexico Interbank TIIE 28 Days	—	81,730
Morgan Stanley Capital Services, Inc.	BRL	60,000		01/02/14	7.665	1 month Brazilian Interbank Deposit Average	—	(111,946)
	PLN	128,780	(a)	09/02/15	3.670	6 month WIBOR	—	85,355
	BRL	27,700		01/04/16	8.265	1 month Brazilian Interbank Deposit Average	—	(544,947)
		36,150		01/04/16	10.280	1 month Brazilian Interbank Deposit Average	—	(150,873)
		39,780		01/04/16	8.140	1 month Brazilian Interbank Deposit Average	—	(831,673)
		77,880		01/04/16	10.190	1 month Brazilian Interbank Deposit Average	—	(385,185)
	KRW	82,000,000	(a)	01/09/23	3 month KWCDC	3.380	—	751,653
		14,200,000	(a)	02/05/23	3 month KWCDC	3.315	—	167,165
		20,214,750		07/11/23	3 month KWCDC	3.405	—	(148,369)
		28,000,000	(a)	03/03/28	3 month KWCDC	3.135	—	336,206
TOTAL							$(5,618)	$(17,970,256)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
PLN	180,720	(a)	08/29/15	3.250%	6 month WIBOR	$128	$(110,025)
	257,880	(a)	09/01/15	3.690	6 month WIBOR	181	176,038
	273,850	(a)	09/03/15	3.630	6 month WIBOR	191	146,473
	$217,700		06/19/18	1.000	3 month LIBOR	322,895	(4,075,187)
	147,600	(a)	12/18/18	1.000	3 month LIBOR	(2,273,618)	(2,602,643)
ZAR	78,920		08/21/23	8.510	3 month JIBAR	57	348,037
	$53,900	(a)	12/18/23	3 month LIBOR	2.000%	2,058,023	2,156,552
	86,800	(a)	12/18/28	3 month LIBOR	2.500	9,030,786	214,456
	TOTAL					$9,138,643	$(3,746,299)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

NON-DELIVERABLE BOND FORWARD CONTRACTS*

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	COP 3,600,000	Titulos de Tesoreria, 10.000% 07/24/24	10/17/13	$31,719
	COP 3,600,000	Titulos de Tesoreria, 10.000% 07/24/24	10/18/13	32,020
TOTAL				$63,739

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 106.7%
Collateralized Mortgage Obligations – 7.0%
Adjustable Rate Non-Agency(a) – 1.1%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$203,745	2.851%	04/25/35	$194,006
American Home Mortgage Investment Trust Series 2004-3, Class 1A
981	0.924	10/25/34	976
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,108,877	2.506	07/25/35	1,001,315
Countrywide Alternative Loan Trust Series 2005-16, Class A1
756,135	1.803	06/25/35	608,749
Countrywide Alternative Loan Trust Series 2005-38, Class A1
218,643	1.653	09/25/35	184,490
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
316,370	0.421	01/19/36	201,419
Impac CMB Trust Series 2004-08, Class 1A
80,327	0.899	10/25/34	66,250
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,003,432	2.493	10/25/34	955,865

			3,213,070

Interest Only(b) – 0.4%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
636	5.500	06/25/33	5
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
57,196	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
11,119	5.250	07/25/33	753
FNMA REMIC Series 2005-92, Class SC(a)
377,782	6.501	10/25/35	57,050
FNMA REMIC Series 2008-18, Class SC(a)
691,596	5.671	03/25/38	78,754
FNMA REMIC Series 2010-126, Class LS(a)
976,609	4.817	11/25/40	118,704
FNMA REMIC Series 2010-129, Class SM(a)
774,501	5.821	11/25/40	93,753
FNMA REMIC Series 2010-130, Class HI
322,356	6.000	11/25/40	42,735
FNMA REMIC Series 2012-11, Class GS(a)
762,147	5.821	05/25/40	102,182
GNMA Series 2011-99, Class DS(a)
4,338,990	5.918	07/16/41	736,465
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
20,174	0.123	08/25/33	135
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
5,452	0.320	07/25/33	18

			1,230,554

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
8,632	25.895	10/16/31	12,724

Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
GNMA Series 2001-51, Class SB
8,594	25.895	10/16/31	13,257

			25,981

Planned Amortization Class – 1.0%
FHLMC REMIC Series 3748
1,000,000	4.000	11/15/39	1,050,266
FHLMC REMIC Series 3906, Class HG
1,757,157	4.000	08/15/26	1,868,752

			2,919,018

Sequential Fixed Rate – 1.1%
FHLMC REMIC Series 2042, Class N
182,011	6.500	03/15/28	202,781
FNMA REMIC Series 2000-16, Class ZG
350,778	8.500	06/25/30	416,062
FNMA REMIC Series 2011-52, Class GB
1,200,000	5.000	06/25/41	1,315,947
FNMA REMIC Series 2011-99, Class DB
1,075,000	5.000	10/25/41	1,180,947

			3,115,737

Sequential Floating Rate(a) – 3.4%
FHLMC REMIC Series 4103, Class BF
2,648,660	0.532	12/15/38	2,637,157
FNMA REMIC Series 2011-63, Class FG
509,654	0.629	07/25/41	511,645
FNMA REMIC Series 2012-68, Class AF
1,839,407	0.629	02/25/39	1,840,204
FNMA REMIC Series 2012-68, Class FB
5,027,459	0.629	04/25/39	5,029,587

			10,018,593

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$20,522,953

Commercial Mortgage-Backed Securities – 14.6%
Sequential Fixed Rate – 6.5%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
$4,190,033	5.602%	06/11/50	$4,697,704
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,201,078
FHLMC Multifamily Structured Pass-Through Certificates Series K023, Class A2
300,000	2.307	08/25/22	279,796
FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
2,500,000	2.637	01/25/23	2,379,117
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
5,000,000	3.111	02/25/23	4,949,000
FHLMC Multifamily Structured Pass-Through Certificates Series KS01, Class A2
1,500,000	2.522	01/25/23	1,419,467

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series KSMC, Class A2
$3,300,000	2.615%	01/25/23	$3,105,893

			19,032,055

Sequential Floating Rate(a) – 8.1%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
150,000	5.803	04/10/49	165,271
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
2,525,497	6.250	12/10/49	2,876,162
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,638,842	5.993	12/10/49	2,974,717
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3
2,870,011	5.993	06/15/38	3,142,237
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2
2,200,000	3.300	04/25/23	2,193,507
FREMF Mortgage Trust Series 2012-K706, Class B(d)
900,000	4.162	11/25/44	895,393
FREMF Mortgage Trust Series 2012-K706, Class C(d)
625,000	4.162	11/25/44	595,684
FREMF Mortgage Trust Series 2012-K707, Class C(d)
425,000	4.018	01/25/47	399,730
GS Mortgage Securities Trust Series 2007-GG10, Class A4
4,000,000	5.993	08/10/45	4,429,057
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
759,775	5.866	09/15/45	850,387
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	49,286
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
1,261,815	5.509	11/12/49	1,392,982
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	55,423
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A
2,207,712	6.009	06/15/45	2,428,185
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(d)
1,300,000	4.869	02/15/44	1,427,658

			23,875,679

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$42,907,734

Federal Agencies – 85.1%
Adjustable Rate FHLMC(a) – 0.2%
$144,759	2.375%	04/01/33	$151,990
65,516	2.409	09/01/33	69,268
31,598	2.278	10/01/34	33,258
54,022	2.377	11/01/34	57,204
56,107	2.398	02/01/35	59,432
195,020	2.399	06/01/35	206,478

			577,630

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – 0.6%
6,911	2.220	07/01/22	7,121
20,511	2.204	07/01/27	21,348
28,585	2.204	11/01/27	29,743
7,137	2.204	01/01/31	7,475
8,669	2.204	06/01/32	9,090
11,114	2.220	08/01/32	11,614
49,468	2.220	05/01/33	51,781
21,782	1.860	06/01/33	22,510
256,274	2.374	06/01/33	271,151
17,706	2.360	07/01/33	18,513
256,772	2.201	08/01/33	267,840
2,518	2.710	09/01/33	2,650
1,294	2.324	12/01/33	1,345
148,285	2.641	12/01/33	155,876
5,071	2.456	04/01/34	5,316
353,546	2.655	08/01/34	378,405
64,284	2.765	11/01/34	67,631
87,166	2.387	02/01/35	91,507
120,577	2.497	03/01/35	127,596
67,397	2.685	04/01/35	71,918
132,931	2.693	05/01/35	141,877
17,941	2.204	11/01/35	18,676
68,646	2.204	12/01/37	71,516
42,887	2.204	01/01/38	44,675
27,145	2.204	11/01/40	28,426

			1,925,600

Adjustable Rate GNMA(a) – 0.6%
40,271	1.625	06/20/23	41,221
18,755	1.750	07/20/23	19,200
19,708	1.750	08/20/23	20,179
50,743	1.750	09/20/23	51,963
14,696	1.625	03/20/24	15,061
129,475	1.625	04/20/24	132,727
15,573	1.625	05/20/24	15,967
108,573	1.625	06/20/24	111,331
25,401	2.000	06/20/24	26,406
35,611	1.750	07/20/24	36,521
37,599	2.000	07/20/24	39,052
65,454	1.750	08/20/24	67,135
34,259	2.000	08/20/24	35,636
32,061	1.750	09/20/24	32,889
39,787	2.000	11/20/24	41,414
14,885	2.000	12/20/24	15,497
21,300	2.500	12/20/24	22,516
25,661	2.000	01/20/25	26,721
13,589	2.000	02/20/25	14,154
46,795	2.000	05/20/25	48,772
39,037	2.000	07/20/25	40,705
19,018	1.625	02/20/26	19,537
992	1.750	07/20/26	1,021
24,255	1.625	01/20/27	24,947
27,066	2.000	01/20/27	28,324
18,921	1.625	02/20/27	19,485
137,824	1.625	04/20/27	141,969
16,102	1.625	05/20/27	16,589

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$15,356	1.625%	06/20/27	$15,822
5,638	1.625	11/20/27	5,812
21,681	1.625	12/20/27	22,327
44,509	1.625	01/20/28	45,895
15,609	1.625	02/20/28	16,097
16,727	1.625	03/20/28	17,252
80,153	1.750	07/20/29	82,809
39,567	1.750	08/20/29	40,882
10,804	1.750	09/20/29	11,164
41,795	1.625	10/20/29	43,151
49,385	1.625	11/20/29	51,042
12,783	1.625	12/20/29	13,194
16,316	1.625	01/20/30	16,867
7,674	1.625	02/20/30	7,923
40,636	1.625	03/20/30	42,013
46,906	1.625	04/20/30	48,433
73,711	1.625	05/20/30	76,225
52,409	2.000	05/20/30	55,208
12,671	1.625	06/20/30	13,105
104,521	2.000	07/20/30	110,139
21,054	2.000	09/20/30	22,191
37,731	1.625	10/20/30	39,039

			1,903,529

FHLMC – 22.4%
825	6.000	12/01/14	830
6,067	6.000	03/01/16	6,437
539	5.000	09/01/16	563
5,635	5.000	11/01/16	5,965
19,134	5.000	01/01/17	20,260
29,595	5.000	02/01/17	31,347
24,680	5.000	03/01/17	26,140
46,318	5.000	04/01/17	49,061
1,479	5.000	05/01/17	1,567
1,201	5.000	08/01/17	1,271
140,989	5.000	09/01/17	149,332
163,672	5.000	10/01/17	173,357
93,217	5.000	11/01/17	98,735
90,093	5.000	12/01/17	95,428
110,223	5.000	01/01/18	116,723
266,628	5.000	02/01/18	282,245
261,902	5.000	03/01/18	277,395
224,907	5.000	04/01/18	238,265
25,313	4.500	05/01/18	26,721
174,323	5.000	05/01/18	184,697
44,333	5.000	06/01/18	46,968
46,297	5.000	07/01/18	49,145
23,889	5.000	08/01/18	25,326
17,832	5.000	09/01/18	18,892
50,533	5.000	10/01/18	53,561
61,906	5.000	11/01/18	65,632
28,482	5.000	12/01/18	30,173
5,578	5.000	01/01/19	5,909
1,411	5.000	02/01/19	1,498
193,981	5.500	04/01/20	209,902
653,967	5.000	11/01/22	703,647

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
575,415	4.500	08/01/23	611,194
2,141,589	4.000	06/01/25	2,268,316
2,019,946	4.500	06/01/26	2,137,998
72,011	7.000	04/01/31	82,191
1,192,716	7.000	09/01/31	1,351,529
782,647	4.000	02/01/32	825,716
309,341	7.000	04/01/32	349,625
944,368	7.000	05/01/32	1,067,348
96,169	3.500	11/01/32	99,558
286,385	3.500	01/01/33	296,476
1,974,195	3.500	07/01/33	2,043,754
305,109	5.000	10/01/33	329,821
23,002	5.500	12/01/33	25,089
108,309	5.000	04/01/35	116,623
354,533	5.500	04/01/35	384,060
13,604	5.000	07/01/35	14,687
182,644	5.000	08/01/35	196,666
1,235,018	5.000	12/01/35	1,331,490
176,253	5.500	01/01/36	190,615
580	5.500	02/01/36	627
1,840,318	5.000	07/01/36	1,982,250
41,216	4.000	08/01/36	43,107
105,474	4.000	09/01/36	110,312
121,143	4.000	10/01/36	126,699
191,196	4.000	12/01/36	199,963
613,525	5.000	02/01/37	660,107
39,798	5.500	02/01/37	42,995
332,040	5.500	04/01/37	358,712
160,526	5.000	07/01/37	172,707
13,058	5.500	01/01/38	14,107
1,010,586	5.000	03/01/38	1,088,188
12,860	5.500	03/01/38	13,893
95,866	5.000	05/01/38	103,190
112,112	5.500	05/01/38	121,145
12,344	5.500	06/01/38	13,339
4,000,000	5.500	08/01/38	4,322,296
986,050	5.500	09/01/38	1,065,501
105,493	5.000	10/01/38	113,553
753,319	5.000	11/01/38	810,481
1,603,849	5.500	11/01/38	1,733,078
4,552,147	5.000	12/01/38	4,897,566
5,331	5.000	02/01/39	5,739
2,000,000	5.500	03/01/39	2,161,148
1,291,148	5.000	05/01/39	1,391,723
1,965,069	5.000	07/01/39	2,118,139
669,625	4.500	09/01/39	718,040
2,431,639	5.000	09/01/39	2,617,436
94,133	5.000	08/01/40	102,815
105,274	5.000	10/01/40	114,984
171,568	4.500	02/01/41	182,711
23,416	4.500	03/01/41	24,937
14,550	5.000	06/01/41	15,935
2,270,149	4.000	11/01/41	2,373,713
948,863	4.000	12/01/41	994,601
457,003	3.500	04/01/42	464,750
85,004	3.000	05/01/42	82,798

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$184,336	3.500%	05/01/42	$187,462
372,290	3.500	06/01/42	378,893
944,347	3.500	07/01/42	960,356
322,795	3.000	08/01/42	314,601
219,745	3.000	09/01/42	214,043
613,829	3.000	10/01/42	597,936
1,557,500	3.000	11/01/42	1,518,231
3,048,733	3.000	12/01/42	2,971,947
6,366,317	3.000	01/01/43	6,206,079
1,956,881	3.000	02/01/43	1,906,106
1,323,594	3.000	03/01/43	1,290,252
509,259	3.000	04/01/43	496,547
1,000,000	3.000	TBA – 30yr(e)	973,516

			66,099,002

FNMA – 41.2%
783	5.500	04/01/16	826
730	5.500	08/01/16	770
12,379	5.500	11/01/16	13,053
8,991	5.500	12/01/16	9,481
13,313	5.500	01/01/17	14,037
1,097	5.500	05/01/17	1,170
4,792	5.500	07/01/17	5,107
592	5.500	09/01/17	631
10,900	5.500	01/01/18	11,617
9,349	5.500	02/01/18	9,964
915	6.000	02/01/18	999
856,092	2.800	03/01/18	893,874
244,670	5.000	03/01/18	258,734
18,824	5.500	04/01/18	19,944
2,530,000	3.840	05/01/18	2,741,879
4,170	5.500	05/01/18	4,427
10,743	6.000	05/01/18	11,727
335,757	5.000	06/01/18	355,890
891,340	4.000	08/01/18	946,378
17,377	5.000	09/01/18	18,462
83,247	6.000	11/01/18	90,905
53,894	7.000	11/01/18	56,783
607,833	4.500	12/01/18	645,485
138,062	6.000	12/01/18	150,773
114,342	6.000	01/01/19	124,877
3,444	5.500	02/01/19	3,735
18,769	5.500	04/01/19	20,356
39,082	6.000	04/01/19	42,676
2,958	5.500	05/01/19	3,178
8,496	6.000	05/01/19	9,279
19,331	5.500	07/01/19	20,965
53,333	5.500	08/01/19	57,842
25,039	5.500	09/01/19	27,155
59,144	5.500	10/01/19	64,143
24,035	5.500	11/01/19	26,067
14,085	5.500	12/01/19	15,276
85,729	5.500	02/01/20	92,976
343,287	4.500	03/01/20	364,552
864,560	3.416	10/01/20	905,794
28,886	5.500	01/01/21	31,327

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
39,209	7.000	09/01/21	44,038
128,574	7.000	06/01/22	147,708
53,092	7.000	07/01/22	61,164
5,126	4.500	04/01/23	5,442
564	7.000	01/01/29	649
2,510	7.000	09/01/29	2,889
22,652	7.000	08/01/31	25,542
1,559	7.000	03/01/32	1,790
2,286	7.000	04/01/32	2,624
1,356	7.000	05/01/32	1,557
7,319	7.000	06/01/32	8,403
2,160	7.000	07/01/32	2,480
86,553	6.000	01/01/33	95,676
4,537	6.000	02/01/33	5,015
364,821	5.500	04/01/33	399,223
295,611	5.500	05/01/33	324,619
443,823	5.500	06/01/33	487,375
647,848	5.500	07/01/33	711,421
47,804	5.000	08/01/33	52,057
3,308	5.000	09/01/33	3,613
42,655	5.500	09/01/33	46,791
55,678	5.500	02/01/34	60,815
12,689	5.500	03/01/34	13,860
16,725	5.500	04/01/34	18,268
187	5.500	06/01/34	204
84,308	5.500	07/01/34	92,086
17,024	5.500	08/01/34	18,630
51,767	5.500	10/01/34	56,642
25,990	5.500	11/01/34	28,587
327,947	5.500	12/01/34	358,205
707	6.000	12/01/34	779
1,477,759	5.000	02/01/35	1,614,262
348,831	6.000	04/01/35	385,665
72,348	5.000	06/01/35	78,519
10,286	5.500	06/01/35	11,226
411,363	5.000	07/01/35	447,245
16,436	5.500	07/01/35	17,948
16,611	5.500	08/01/35	18,129
19,174	5.500	09/01/35	20,931
195,700	6.000	10/01/35	215,613
5,727	5.500	12/01/35	6,257
5,234	6.000	12/01/35	5,755
275	5.500	02/01/36	299
13,796	5.500	04/01/36	15,043
6,337	6.000	04/01/36	6,971
87,322	4.000	09/01/36	91,637
96,368	4.000	02/01/37	101,205
8,494	5.500	02/01/37	9,248
31,383	5.500	04/01/37	34,187
145,292	6.000	04/01/37	158,423
1,752	5.500	05/01/37	1,908
64,043	5.000	06/01/37	69,554
753	5.500	06/01/37	821
13,803	5.500	07/01/37	15,034
1,102,209	5.500	08/01/37	1,202,382
208,933	6.500	10/01/37	231,730

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$348	5.500%	12/01/37		$379
1,045	5.500	02/01/38		1,138
15,771	5.500	03/01/38		17,169
50,507	5.500	04/01/38		55,038
12,211	5.500	05/01/38		13,311
6,842	5.500	06/01/38		7,446
3,517	5.500	07/01/38		3,831
6,631	5.500	08/01/38		7,214
5,704	5.500	09/01/38		6,206
334,307	6.000	09/01/38		364,508
1,185	5.500	12/01/38		1,291
1,061,809	5.000	01/01/39		1,152,376
331,154	6.000	01/01/39		361,069
661,940	6.500	01/01/39		735,733
14,530	5.500	02/01/39		15,847
22,072	5.500	06/01/39		23,987
14,227	4.000	08/01/39		14,917
19,736	5.500	11/01/39		21,453
33,601	4.000	11/01/40		35,240
31,722	4.000	12/01/40		33,269
71,347	4.500	12/01/40		76,259
31,621	4.000	01/01/41		33,163
291,335	4.500	01/01/41		311,393
50,893	4.000	02/01/41		53,381
997,628	4.500	02/01/41		1,067,164
762,926	4.000	03/01/41		800,221
16,240	4.000	05/01/41		17,034
135,501	6.000	05/01/41		148,759
769,728	4.500	07/01/41		823,223
26,682	4.000	08/01/41		27,987
171,809	4.500	08/01/41		183,784
532,066	4.500	09/01/41		569,010
44,992	4.500	10/01/41		48,128
806,304	4.000	11/01/41		845,784
48,031	4.000	01/01/42		50,379
1,707,219	4.000	02/01/42		1,791,431
482,102	3.000	08/01/42		471,766
435,331	3.000	09/01/42		426,070
929,802	3.000	11/01/42		909,813
4,735,182	3.000	12/01/42		4,632,681
103,175	2.500	01/01/43		95,982
4,503,865	3.000	01/01/43		4,406,542
1,455,146	3.000	02/01/43		1,424,119
2,706,762	3.000	03/01/43		2,648,980
2,424,729	3.000	04/01/43		2,372,942
889,753	2.500	05/01/43		827,645
2,843,677	3.000	05/01/43		2,782,980
97,958	3.000	06/01/43		95,877
841,791	3.000	07/01/43		823,903
9,000,000	2.500	TBA – 15yr	(e)	9,055,547
7,000,000	3.000	TBA – 30yr	(e)	6,840,859
2,000,000	3.500	TBA – 30yr	(e)	2,036,875
48,000,000	4.000	TBA – 30yr	(e)	50,347,498
4,000,000	5.500	TBA – 30yr	(e)	4,361,875
1,000,000	6.000	TBA – 30yr	(e)	1,094,062

				121,285,796

Mortgage-Backed Obligations – (continued)
GNMA – 20.1%
159,125	5.500	07/15/20		169,204
318,636	3.950	07/15/25		335,617
12,485	6.000	04/15/26		13,845
1,100	6.500	01/15/32		1,269
2,451	6.500	02/15/32		2,827
1,255,669	5.500	04/15/33		1,388,383
914,344	5.000	09/15/33		1,004,012
9,936	5.000	11/15/33		10,910
2,639	6.500	08/15/34		3,045
3,579	6.500	01/15/36		4,012
3,003	6.500	02/15/36		3,441
7,744	6.500	03/15/36		8,873
16,174	6.500	04/15/36		18,534
56,486	6.500	05/15/36		64,726
48,413	6.500	06/15/36		55,477
324,178	6.500	07/15/36		371,470
374,085	6.500	08/15/36		428,657
452,292	6.500	09/15/36		518,274
293,630	6.500	10/15/36		336,465
215,091	6.500	11/15/36		246,470
123,551	6.500	12/15/36		141,576
77,216	6.500	01/15/37		88,393
29,748	6.500	02/15/37		33,983
17,232	6.500	03/15/37		19,693
27,164	6.500	04/15/37		30,984
35,621	6.500	05/15/37		40,629
30,550	6.500	08/15/37		34,846
47,807	6.500	09/15/37		54,530
60,506	6.500	10/15/37		69,014
35,418	6.500	11/15/37		40,400
249,381	6.500	12/15/37		285,762
10,842	6.500	05/15/38		12,358
12,009	6.500	11/15/38		13,698
9,355	6.500	02/15/39		10,720
1,514,718	5.000	10/20/39		1,657,556
61,446	6.500	05/15/40		71,125
47,028	6.500	07/15/40		53,889
701,569	5.000	07/15/41		765,709
618,251	5.000	11/15/41		674,773
3,486,235	2.500	12/15/42		3,250,713
4,903,322	2.500	12/20/42		4,569,892
1,841,036	2.500	01/15/43		1,716,670
1,825,874	2.500	02/15/43		1,703,391
1,251,760	2.500	04/15/43		1,167,252
1,589,424	2.500	05/15/43		1,482,119
829,093	2.500	07/15/43		773,120
11,000,000	4.000	TBA – 30yr	(e)	11,625,625
15,000,000	4.500	TBA – 30yr	(e)	16,164,843
7,000,000	5.000	TBA – 30yr	(e)	7,607,032

				59,145,806

TOTAL FEDERAL AGENCIES				$250,937,363

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $312,777,347)				$314,368,050

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – 0.8%
Home Equity – 0.1%
Countrywide Home Equity Loan Trust Series 2003-D, Class A
$22,061	0.442%	06/15/29	$21,461
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
40,253	0.402	12/15/29	34,307
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
155,984	0.462	02/15/34	127,016
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII
187,647	0.664	03/25/34	168,965

			351,749

Student Loan – 0.7%
Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
1,020,844	0.411	06/27/22	1,018,417
Education Funding Capital Trust I Series 2004-1, Class A2
197,855	0.414	12/15/22	197,422
Northstar Education Finance, Inc. Series 2004-1, Class A4
595,556	0.454	04/29/19	594,995
Northstar Education Finance, Inc. Series 2005-1, Class A1
105,489	0.364	10/28/26	105,016
US Education Loan Trust LLC Series 2006-1, Class A2(d)
137,678	0.390	03/01/25	137,207

			2,053,057

TOTAL ASSET-BACKED SECURITIES
(Cost $2,442,617)			$2,404,806

U.S. Treasury Obligations – 3.2%
United States Treasury Notes
$2,300,000	1.375%	09/30/18	$2,298,344
1,700,000	2.000	09/30/20	1,698,215
5,500,000	2.500	08/15/23	5,443,735

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,362,275)			$9,440,294

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.8%
Interest Rate Swaptions
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 4.070%
$3,700,000	4.070%	03/29/16	$160,732
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.040%
2,700,000	3.040	06/03/15	68,338
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.040%
2,700,000	3.040	06/03/15	175,395
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.570%
2,400,000	3.570	02/22/16	144,920

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 1.950%
7,600,000	1.950	10/26/15	$79,611
Deutsche Bank Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 2.030%
7,500,000	2.030	10/26/15	74,054
JPMorgan Chase Bank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.080%
2,500,000	3.080	06/04/15	66,604
JPMorgan Chase Bank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.080%
2,500,000	3.080	06/04/15	157,805
JPMorgan Chase Bank NA Call - OTC - 2 year Interest Rate Swap Strike Price 1.855%
7,300,000	1.855	11/02/15	83,734
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.630%
9,700,000	3.630	02/16/16	556,755
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.652%
9,300,000	3.652	02/22/16	528,997
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.620%
4,300,000	3.620	03/07/16	254,234

TOTAL OPTIONS PURCHASED
(Cost $1,678,947)			$2,351,179

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $326,261,186)			$328,564,329

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(f) – 23.1%
Repurchase Agreement – 23.1%
Joint Repurchase Agreement Account II
$68,000,000	0.083%	10/01/13	$68,000,000
(Cost $68,000,000)

TOTAL INVESTMENTS – 134.6%
(Cost $394,261,186)			$396,564,329

LIABILITIES IN EXCESS OF OTHER ASSETS – (34.6)%			(101,878,487)

NET ASSETS – 100.0%			$294,685,842

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.
(d)	Exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $3,455,672, which represents approximately 1.2% of net assets as of September 30, 2013.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $110,107,732 which represents approximately 37.4% of net assets as of September 30, 2013.
(f)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 117.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FHLMC	5.000%	TBA-30yr	10/10/2013	$(6,000,000)	$(6,471,563)
FHLMC	5.500	TBA-30yr	10/10/2013	(4,000,000)	(4,334,375)
FNMA	5.000	TBA-30yr	10/10/2013	(3,000,000)	(3,253,593)
GNMA	2.500	TBA-30yr	10/21/2013	(11,000,000)	(10,242,657)
TOTAL (Proceeds Receivable: $23,897,344)					$(24,302,188)

FUTURES CONTRACTS — At September 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	50	December 2013	$7,104,688	$102,599
2 Year U.S. Treasury Notes	79	December 2013	17,400,984	26,593
5 Year U.S. Treasury Notes	(142)	December 2013	(17,188,656)	(165,717)
10 Year U.S. Treasury Notes	(76)	December 2013	(9,605,688)	2,250
20 Year U.S. Treasury Bonds	(19)	December 2013	(2,534,125)	(5,167)
TOTAL				$(39,442)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA	$900	02/24/26	3.070%	3 month LIBOR	$(54,440)
	900	02/24/26	3.125	3 month LIBOR	(50,235)
Deutsche Bank Securities, Inc.	3,400	10/28/17	1.450	3 month LIBOR	(32,053)
	3,400	10/28/17	1.530	3 month LIBOR	(26,720)
JPMorgan Securities, Inc.	3,300	11/06/17	1.355	3 month LIBOR	(38,500)
Morgan Stanley Capital Services, Inc.	3,600	02/18/26	3.130	3 month LIBOR	(197,615)
	3,500	02/24/26	3.152	3 month LIBOR	(187,330)
	2,000	03/09/26	3.120	3 month LIBOR	(114,491)
TOTAL					$(701,384)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$3,600	(a)	12/18/15	3 month LIBOR	0.500%	$15,170	$(12,392)
18,500	(a)	12/18/16	3 month LIBOR	0.500	225,258	(11,801)
20,200	(a)	12/18/18	1.000%	3 month LIBOR	(818,412)	151,066
4,800	(a)	05/07/19	1.973	3 month LIBOR	14	(109,402)
7,400	(a)	08/15/19	3.250	3 month LIBOR	22	58,526
2,700	(a)	08/29/19	3.520	3 month LIBOR	6	38,514
2,700	(a)	08/29/19	3.560	3 month LIBOR	6	41,537
7,800		06/19/20	3 month LIBOR	1.250	96,547	299,340
8,400	(a)	12/18/20	1.500%	3 month LIBOR	(13,086)	(426,628)
3,800	(a)	08/15/21	3 month LIBOR	3.000	(28,659)	(58,555)
1,400	(a)	08/27/21	3 month LIBOR	3.133	8	(41,769)
1,400	(a)	08/27/21	3 month LIBOR	3.095	8	(38,367)
1,400	(a)	11/07/23	3 month LIBOR	1.983	11	105,820
6,600	(a)	12/18/23	3 month LIBOR	2.000	621,310	(105,240)
1,400	(a)	06/11/24	3 month LIBOR	2.733	11	42,327
1,000	(a)	03/31/26	3.070	3 month LIBOR	16	(63,155)
600	(a)	12/18/28	2.500	3 month LIBOR	(72,491)	8,584
2,200	(a)	12/18/43	3 month LIBOR	3.000	69,087	227,777
TOTAL					$94,826	$106,182

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2013.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. MORTGAGES FUNDS

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	Tranches of Commercial Mortgage-Backed Index AAA Series 4	$900	0.350%	02/17/51	1.241%	$(27,702)	$(258)
Citibank NA	Tranches of Commercial Mortgage-Backed Index AAA Series 4	24,700	0.350	02/17/51	1.241	(868,348)	100,740
Morgan Stanley Capital Services, Inc.	Tranches of Commercial Mortgage-Backed Index AAA Series 4	1,000	0.350	02/17/51	1.241	(27,117)	(3,953)
TOTAL						$(923,167)	$96,529

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2013, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Emerging Markets Debt	$4,100,000	$4,100,009	$4,193,391
High Yield	90,600,000	90,600,209	92,663,723
Investment Grade Credit	1,200,000	1,200,003	1,227,334
Local Emerging Markets Debt	144,400,000	144,400,333	147,689,201
U.S. Mortgages	68,000,000	68,000,157	69,548,931

REPURCHASE AGREEMENTS — At September 30, 2013, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Emerging Markets Debt	High Yield	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
BNP Paribas Securities Co.	0.070%	$1,406,203	$31,073,665	$411,572	$49,525,798	$23,322,398
Merrill Lynch & Co., Inc.	0.080	248,225	5,485,177	72,651	8,742,380	4,116,910
TD Securities (USA) LLC	0.090	2,445,572	54,041,158	715,777	86,131,822	40,560,692
TOTAL		$4,100,000	$90,600,000	$1,200,000	$144,400,000	$68,000,000

At September 30, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.189% to 4.250%	08/27/14 to 06/17/20
Federal Home Loan Bank	1.750 to 2.875	09/11/15 to 09/11/20
Federal Home Loan Mortgage Corp.	3.500 to 4.000	06/01/42 to 08/01/42
Federal National Mortgage Association	0.000 to 4.000	11/15/13 to 12/01/42
U.S. Treasury Bill	0.000	08/21/14
U.S. Treasury Notes	0.750 to 2.125	03/31/18 to 02/15/22

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2013 (Unaudited)

Dynamic Emerging Markets Debt Fund(a)
Assets:
Investments of unaffiliated issuers, at value (cost $14,255,482, $1,541,867,220, $5,119,861,035, $2,937,448,004, $518,027,019, $2,659,218,640 and $326,261,186)	$13,879,072
Investments of affiliated issuers, at value (cost $20,042,178 for High Yield Floating Rate Fund)	—
Repurchase agreement, at value which equals cost	—
Cash	37,832
Foreign currencies, at value (cost $35,192, $383,222, $0, $24,188, $0, $14,429,080 and $0)	35,341
Receivables:
Investments sold	298,059
Investments sold on an extended settlement basis	—
Interest	186,599
Reimbursement from investment adviser	102,303
Unrealized gain on forward foreign currency exchange contracts	83,322
Fund shares sold	64,494
Variation margin on certain derivative contracts	29,329
Unrealized gain on swap contracts	10,590
Collateral on certain derivative contracts(b)(c)	—
Foreign tax reclaims, at value	—
Unrealized gain on non-deliverable bond forward contracts	—
Upfront payments made on swap contracts	—
Unrealized gain on Unfunded loan commitment	—
Deferred offering costs	109,183
Other assets	5,183
Total assets	14,841,307

Liabilities:
Payables:
Investments purchased on an extended settlement basis	448,743
Investments purchased	196,620
Unrealized loss on forward foreign currency exchange contracts	124,945
Unrealized loss on swap contracts	47,834
Distributions payable	12,380
Amounts owed to affiliates	9,322
Fund shares redeemed	423
Due to broker — upfront payment	—
Variation margin on certain derivative contracts	—
Due to broker	—
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds received $23,897,344 for U.S. Mortgages Fund)	—
Unrealized loss on non deliverable bond forward contracts	—
Upfront payments received on swap contracts	—
Accrued expenses and other liabilities	175,846
Total liabilities	1,016,113

Net Assets:
Paid-in capital	14,352,091
Undistributed (distributions in excess of) net investment income	(3,011)
Accumulated net realized gain (loss)	(48,584)
Net unrealized gain (loss)	(475,302)
NET ASSETS	$13,825,194
Net Assets:
Class A	$72,513
Class B	—
Class C	9,534
Institutional	13,695,368
Service	—
Separate Account Institutional Shares	—
Class IR	23,907
Class R	23,872
Total Net Assets	$13,825,194
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	7,675
Class B	—
Class C	1,009
Institutional	1,449,202
Service	—
Separate Account Institutional Shares	—
Class IR	2,530
Class R	2,526
Net asset value, offering and redemption price per share:(d)
Class A	$9.45
Class B	—
Class C	9.45
Institutional	9.45
Service	—
Separate Account Institutional Shares	—
Class IR	9.45
Class R	9.45

(a)	Commenced operations on May 31, 2013.
(b)	Includes segregated cash of $1,773,000, $3,500,000 and $520,000 for the Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, relating to initial margin requirements and collateral on futures transactions.
(c)	Segregated for initial margin on swap transactions of $126,861, $2,717,263, $2,548,241, $6,600,265 and $245,469, for the Emerging Markets Debt, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgage Funds, respectively.
(d)	Maximum public offering price per share for Class A shares of Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $9.90, $12.81, $7.54, $10.25, $9.67, $9.09 and $10.82, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$1,483,034,464	$5,188,156,215	$2,927,113,868	$523,456,930	$2,482,530,549	$328,564,329
—	—	19,987,006	—	—	—
4,100,000	90,600,000	—	1,200,000	144,400,000	68,000,000
2,672,472	2,729,709	47,570,786	1,883,429	12,185,038	247,691
384,403	—	24,200	—	14,460,697	—

18,490,654	19,707,097	78,465,306	274,455	47,613,195	4,208,545
1,771,770	39,146,184	93,338,147	—	—	179,484,859
19,638,462	108,282,458	16,442,057	5,358,034	40,569,832	694,279
22,369	—	—	39,622	282,499	58,288
3,842,160	—	—	—	22,931,991	—
55,105,255	7,257,286	21,439,240	42,311	3,710,255	25,522
64,316	2,604,569	—	97,154	66,976	181,679
1,317,386	—	—	168,178	17,315,716	100,740
4,428,434	212	2,717,263	4,322,316	19,524,841	765,493
—	23,278	—	—	—	—
194,093	—	—	—	63,739	—
—	—	—	7,290	23	—
—	—	18,150	—	—	—
—	—	—	—	—	—
299,234	156,037	30,047	9,975	70,990	7,164
1,595,365,472	5,458,663,045	3,207,146,070	536,859,694	2,805,726,341	582,338,589

23,373,751	45,965,506	351,155,124	1,430,000	—	259,262,810
13,141,236	48,591,135	43,766,379	427,954	26,660,227	57,499
6,651,392	4,890,948	351,873	23,459	34,185,292	—
3,515,991	—	—	1,491,431	35,285,972	705,595
198,352	1,523,612	57,885	113,008	428,061	74,295
1,088,204	3,286,508	1,349,774	170,111	1,925,722	93,046
5,932,903	34,907,340	6,504,592	1,895,022	30,762,685	58,122
611,635	—	—	131,534	993,583	61,406
—	—	38,021	6,471	375,207	20,130
—	—	—	—	2,691	—
680,000	—	—	5,820,054	8,720,000	1,940,000
—	—	—	—	—	24,302,188
18,892	—	—	—	—	—
2,298,330	—	—	58,072	5,641	923,167
585,248	1,264,724	105,244	119,631	917,346	154,489
58,095,934	104,429,773	403,328,892	11,686,747	140,262,427	287,652,747

1,608,197,860	5,077,259,451	2,811,065,163	513,207,765	3,041,147,032	300,037,175
3,022,208	(1,327,990)	(58,075)	385,812	(8,955,281)	(1,027,250)
(9,784,766)	181,898,963	1,781,069	4,522,082	(149,966,210)	(5,684,267)
(64,165,764)	60,402,848	(8,970,979)	7,057,288	(216,761,627)	1,360,184
$1,537,269,538	$5,318,233,272	$2,803,817,178	$525,172,947	$2,665,463,914	$294,685,842

$137,418,917	$552,368,811	$29,304,218	$25,686,665	$149,968,492	$4,967,331
—	15,134,506	—	—	—	—
36,952,016	90,870,274	2,771,008	—	27,001,158	—
1,344,757,576	4,610,163,226	2,766,391,257	223,593,565	2,474,939,420	12,717,076
—	17,194,351	—	—	—	—
—	—	—	275,811,010	—	276,996,287
18,141,029	15,455,544	5,339,833	81,707	13,554,844	5,148
—	17,046,560	10,862	—	—	—
$1,537,269,538	$5,318,233,272	$2,803,817,178	$525,172,947	$2,665,463,914	$294,685,842

11,233,191	76,687,474	2,923,380	2,759,453	17,274,878	476,951
—	2,096,266	—	—	—	—
3,022,222	12,597,760	276,310	—	3,105,531	—
109,798,319	638,073,080	275,627,488	24,015,546	285,025,405	1,218,495
—	2,387,953	—	—	—	—
—	—	—	29,615,655	—	26,593,478
1,481,303	2,140,892	531,730	8,773	1,561,857	493
—	2,366,352	1,083	—	—	—

$12.23	$7.20	$10.02	$9.31	$8.68	$10.41
—	7.22	—	—	—	—
12.23	7.21	10.03	—	8.69	—
12.25	7.23	10.04	9.31	8.68	10.44
—	7.20	—	—	—	—
—	—	—	9.31	—	10.42
12.25	7.22	10.04	9.31	8.68	10.44
—	7.20	10.03	—	—	—

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2013 (Unaudited)

Dynamic Emerging Markets Debt Fund(a)
Investment income:
Interest	$186,739
Dividends — unaffiliated issuers	—
Dividends — affiliated issuers	—
Total investment income	186,739

Expenses:
Management fees	36,801
Distribution and Service fees(b)	80
Transfer Agent fees(b)	1,655
Custody, accounting and administrative services	66,747
Amortization of offering costs	54,817
Professional fees	45,372
Registration fees	37,053
Printing and mailing costs	31,075
Organization costs	12,000
Trustee fees	6,468
Shareholder meeting expense	4,440
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	560
Total expenses	297,068
Less — expense reductions	(257,958)
Net expenses	39,110
NET INVESTMENT INCOME	147,629

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated (net of foreign tax of $202,298 for Local Emerging Markets Debt Fund)	(102,887)
Investments — affiliated	—
Futures contracts	39,977
Swap contracts	355
Non-deliverable bond forward contracts	—
Forward foreign currency exchange contracts	24,414
Foreign currency transactions	(10,443)
Net change in unrealized gain (loss) on:
Investments — unaffiliated (net of deferred foreign taxes of $645 for Dynamic Emerging Markets Debt Fund)	(377,055)
Investments — affiliated	—
Futures contracts	(19,703)
Unfunded loan commitment	—
Non-deliverable bond forward contracts	—
Swap contracts	(37,244)
Forward foreign currency exchange contracts	(41,623)
Foreign currency transactions	323
Net realized and unrealized loss	(523,886)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(376,257)

(a)	Commenced operations on May 31, 2013.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	$8	$—	$32	$40	$4	$—	$4	$1,627	$—	$—	$10	$10
Emerging Markets Debt	220,160	—	222,984	—	114,483	—	28,988	266,405	—	—	14,582	—
High Yield	695,988	90,374	492,177	44,769	361,914	11,749	63,983	961,953	3,480	—	11,094	11,640
High Yield Floating Rate	20,598	—	10,960	28	10,711	—	1,425	459,958	—	—	3,266	7
Investment Grade Credit	34,598	—	—	—	17,991	—	—	49,970	—	56,878	78	—
Local Emerging Markets Debt	218,608	—	153,279	—	113,676	—	19,926	626,053	—	—	14,024	—
U.S. Mortgages	5,436	—	—	—	2,827	—	—	2,460	—	57,155	3	—

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$42,818,323	$195,072,418	$49,739,611	$10,932,687	$93,155,791	$2,083,392
—	432,272	516,841	—	—	—
—	—	42,178	—	—	—
42,818,323	195,504,690	50,298,630	10,932,687	93,155,791	2,083,392

6,300,747	18,060,297	6,521,788	1,124,080	14,499,865	604,855
443,144	1,323,308	31,586	34,598	371,887	5,436
424,458	1,425,813	475,367	124,917	773,679	62,445
238,972	218,647	224,914	72,554	1,388,766	134,408
—	—	—	—	—	—
57,381	53,393	83,313	52,300	56,886	57,631
62,975	68,905	33,081	20,202	40,544	23,373
92,649	74,105	25,381	20,501	41,035	16,942
—	—	—	—	—	—
8,573	17,251	11,210	9,995	9,581	8,040
23,935	8,789	2,182	720	4,766	561
—	21,750	—	—	—	—
—	21,750	—	—	—	—
12,126	60,360	15,715	6,867	26,820	5,286
7,664,960	21,354,368	7,424,537	1,466,734	17,213,829	918,977
(47,372)	—	(57,795)	(356,006)	(1,388,338)	(339,430)
7,617,588	21,354,368	7,366,742	1,110,728	15,825,491	579,547
35,200,735	174,150,322	42,931,888	9,821,959	77,330,300	1,503,845

(28,083,124)	78,332,981	3,102,154	3,734,637	(45,010,790)	(4,404,050)
—	—	(497,670)	—	—	—
(1,579,014)	1,372,645	—	(4,418,255)	20,766,408	584,228
1,394,461	1,564,398	236,120	606,984	(7,459,326)	1,565,058
(75,754)	—	—	—	(110,953)	—
(5,579,209)	(3,589,786)	(178,669)	(131,436)	(52,927,524)	—
383,737	(2,137,228)	140,339	36,207	(107,358,268)	—

(103,214,871)	(211,177,535)	(27,237,115)	(25,596,065)	(195,108,037)	(762,236)
—	—	(72,041)	—	—	—
858,937	(3,066,332)	—	1,415,056	(4,875,216)	19,515
—	—	13,623	—	—	—
175,201	—	—	—	63,739	—
(277,964)	—	1,775,507	(241,970)	(24,235,503)	(1,199,555)
363,305	(7,046,167)	(384,313)	187,219	(1,629,016)	—
60,781	129,900	4,349	62	299,847	—
(135,573,514)	(145,617,124)	(23,097,716)	(24,407,561)	(417,584,639)	(4,197,040)
$(100,372,779)	$28,533,198	$19,834,172	$(14,585,602)	$(340,254,339)	$(2,693,195)

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

Dynamic Emerging Markets Debt Fund(a)
For the Period Ended September 30, 2013 (Unaudited)
From operations:
Net investment income	$147,629
Net realized gain (loss)	(48,584)
Net change in unrealized gain (loss)	(475,302)
Net increase (decrease) in net assets resulting from operations	(376,257)

Distributions to shareholders:
From net investment income
Class A Shares	(108)
Class B Shares	—
Class C Shares	(84)
Institutional Shares	(149,923)
Service Shares	—
Class IR Shares	(280)
Class R Shares	(245)
From net realized gains
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares	—
Class R Shares	—
Total distributions to shareholders	(150,640)

From share transactions:
Proceeds from sales of shares	14,346,657
Reinvestment of distributions	119,193
Cost of shares redeemed	(113,759)
Net increase (decrease) in net assets resulting from share transactions	14,352,091
TOTAL INCREASE (DECREASE)	13,825,194

Net assets:
Beginning of period	—
End of period	$13,825,194
Undistributed (distributions in excess of) net investment income	$(3,011)

(a)	Commenced operations on May 31, 2013.
(b)	Net of $99,016 and $40,127, and $86,102 and $254,271 of redemption fees for Emerging Markets Debt and High Yield Funds, respectively, for the period ended September 30, 2013 and for the fiscal year ended March 31, 2013, respectively.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund				High Yield Fund
For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013		For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

$35,200,735		$69,197,338		$174,150,322		$384,916,239
(33,538,903)		71,190,805		75,543,010		176,547,237
(102,034,611)		8,606,373		(221,160,134)		158,605,096
(100,372,779)		148,994,516		28,533,198		720,068,572

(3,714,142)		(10,198,768)		(16,696,820)		(38,329,657)
—		—		(476,221)		(1,465,365)
(775,175)		(1,687,252)		(2,593,684)		(6,041,320)
(30,469,003)		(62,374,847)		(152,880,839)		(337,138,488)
—		—		(508,864)		(1,279,262)
(503,241)		(709,558)		(536,057)		(1,938,350)
—		—		(515,624)		(1,106,681)

—		(6,617,103)		—		(10,687,248)
—		—		—		(458,283)
—		(1,285,245)		—		(1,960,123)
—		(38,450,243)		—		(91,881,529)
—		—		—		(360,709)
—		(440,614)		—		(400,905)
—		—		—		(348,431)
(35,461,561)		(121,763,630)		(174,208,109)		(493,396,351)

527,812,021		1,239,207,413		717,632,626		1,428,609,527
33,876,049		114,625,682		165,619,540		473,218,083
(503,103,939	)(b)	(694,541,460	)(b)	(1,345,558,264	)(b)	(2,035,375,830	)(b)
58,584,131		659,291,635		(462,306,098)		(133,548,220)
(77,250,209)		686,522,521		(607,981,009)		93,124,001

1,614,519,747		927,997,226		5,926,214,281		5,833,090,280
$1,537,269,538		$1,614,519,747		$5,318,233,272		$5,926,214,281
$3,022,208		$3,283,034		$(1,327,990)		$(1,270,203)

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund
	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$42,931,888	$34,606,916
Net realized gain (loss)	2,802,274	5,194,470
Net change in unrealized gain (loss)	(25,899,990)	14,306,379
Net increase (decrease) in net assets resulting from operations	19,834,172	54,107,765

Distributions to shareholders:
From net investment income
Class A Shares	(269,705)	(371,266)
Class C Shares	(28,584)	(24,522)
Institutional Shares	(42,528,580)	(33,440,777)
Separate Account Institutional Shares	—	—
Class IR Shares	(91,277)	(112,089)
Class R Shares	(170)	(356)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Separate Account Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From capital
Class A Shares	—	(9,918)
Class C Shares	—	(655)
Institutional Shares	—	(893,348)
Separate Account Institutional Shares	—	—
Class IR Shares	—	(2,995)
Class R Shares	—	(9)
Total distributions to shareholders	(42,918,316)	(34,855,935)

From share transactions:
Proceeds from sales of shares	1,401,020,228	1,276,409,639
Reinvestment of distributions	42,640,783	34,620,771
Cost of shares redeemed(a)	(341,311,925)	(253,252,406)
Net increase (decrease) in net assets resulting from share transactions	1,102,349,086	1,057,778,004
TOTAL INCREASE (DECREASE)	1,079,264,942	1,077,029,834

Net assets:
Beginning of period	1,724,552,236	647,522,402
End of period	$2,803,817,178	$1,724,552,236
Undistributed (distributions in excess of) net investment income	$(58,075)	$(71,647)

(a)	Net of $138,108 and $50,583 of redemption fees for Local Emerging Markets Debt Fund for the six months ended September 30, 2013 and March 31, 2013, respectively.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Investment Grade Credit Fund		Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013		For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013

$9,821,959	$19,120,578	$77,330,300		$113,102,982		$1,503,845	$4,968,767
(171,863)	19,397,944	(192,100,453)		72,283,996		(2,254,764)	7,811,302
(24,235,698)	8,753,617	(225,484,186)		(5,316,576)		(1,942,276)	2,417,141
(14,585,602)	47,272,139	(340,254,339)		180,070,402		(2,693,195)	15,197,210

(426,456)	(5,360,833)	(3,696,571)		(8,367,865)		(30,638)	(125,008)
—	—	(532,502)		(947,852)		—	—
(4,278,198)	(5,280,827)	(71,425,009)		(103,548,559)		(107,730)	(237,518)
(4,867,638)	(8,786,630)	—		—		(2,487,202)	(7,481,274)
(2,071)	(35,632)	(479,957)		(639,279)		(40)	(26)
—	—	—		—		—	—

—	(5,988,075)	—		(740,764)		—	(118,773)
—	—	—		(116,649)		—	—
—	(4,587,409)	—		(9,765,473)		—	(158,696)
—	(7,661,049)	—		—		—	(6,076,676)
—	(23,198)	—		(69,133)		—	(19)
—	—	—		—		—	—

—	—	—		—		—	—
—	—	—		—		—	—
—	—	—		—		—	—
—	—	—		—		—	—
—	—	—		—		—	—
—	—	—		—		—	—
(9,574,363)	(37,723,653)	(76,134,039)		(124,195,574)		(2,625,610)	(14,197,990)

67,409,385	338,515,315	889,103,053		2,013,388,039		45,219,096	269,903,486
8,912,736	34,887,433	73,344,686		119,879,070		2,242,500	11,814,376
(121,054,735)	(347,021,726)	(1,376,367,427	)(a)	(473,929,147	)(a)	(60,931,468)	(360,114,918)
(44,732,614)	26,381,022	(413,919,688)		1,659,337,962		(13,469,872)	(78,397,056)
(68,892,579)	35,929,508	(830,308,066)		1,715,212,790		(18,788,677)	(77,397,836)

594,065,526	558,136,018	3,495,771,980		1,780,559,190		313,474,519	390,872,355
$525,172,947	$594,065,526	$2,665,463,914		$3,495,771,980		$294,685,842	$313,474,519
$385,812	$(201,540)	$(8,955,281)		$(10,151,542)		$(1,027,250)	$94,515

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized loss	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A (Commenced May 31, 2013)	$10.00	$0.10	$(0.54)	$(0.44)	$(0.11)
2013 - C (Commenced May 31, 2013)	10.00	0.08	(0.55)	(0.47)	(0.08)
2013 - Institutional (Commenced May 31, 2013)	10.00	0.11	(0.54)	(0.43)	(0.12)
2013 - IR (Commenced May 31, 2013)	10.00	0.11	(0.55)	(0.44)	(0.11)
2013 - R (Commenced May 31, 2013)	10.00	0.09	(0.54)	(0.45)	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.45	(4.42)%	$73	1.29%	6.96%	3.33%	44%
9.45	(4.65)	10	2.05	7.72	2.57	44
9.45	(4.33)	13,695	0.97	6.64	3.66	44
9.45	(4.38)	24	1.08	6.75	3.52	44
9.45	(4.51)	24	1.57	7.24	3.04	44

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$13.28	$0.27	$(1.05)	$(0.78)	$(0.27)	$—	$(0.27)
2013 - C	13.27	0.22	(1.04)	(0.82)	(0.22)	—	(0.22)
2013 - Institutional	13.29	0.29	(1.04)	(0.75)	(0.29)	—	(0.29)
2013 - IR	13.29	0.29	(1.04)	(0.75)	(0.29)	—	(0.29)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	(1.09)
2013 - IR	12.96	0.64	0.77	1.41	(0.69)	(0.39)	(1.08)
2012 - A	12.28	0.61	0.81	1.42	(0.61)	(0.14)	(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	(0.78)
2011 - A	11.99	0.59	0.42	1.01	(0.71)	(0.01)	(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	(0.52)
2010 - A	9.19	0.70	2.96	3.66	(0.86)	—	(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	(0.90)
2009 - A	11.63	0.68	(2.50)	(1.82)	(0.57)	(0.05)	(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.23	(5.83)%	$137,419	1.24	%(d)	1.25	%(d)	4.19	%(d)	59%
12.23	(6.19)	36,952	1.99	(d)	1.99	(d)	3.45	(d)	59
12.25	(5.66)	1,344,758	0.90	(d)	0.90	(d)	4.54	(d)	59
12.25	(5.71)	18,141	0.99	(d)	1.00	(d)	4.46	(d)	59

13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97
12.95	11.87	169,491	1.22		1.27		4.84		86
12.94	11.05	31,893	1.97		2.02		4.11		86
12.96	12.24	720,098	0.88		0.93		5.18		86
12.96	12.14	6,515	0.97		1.02		5.05		86
12.28	8.46	156,901	1.22		1.29		4.75		116	(e)
12.27	7.65	31,205	1.97		2.04		4.00		116	(e)
12.29	8.82	436,068	0.88		0.95		5.12		116	(e)
12.29	2.96	1,392	0.97	(d)	1.05	(d)	4.96	(d)	116	(e)
11.99	40.98	105,352	1.22		1.31		6.27		121
11.98	40.28	10,629	1.97		2.06		5.41		121
12.00	41.42	278,030	0.88		0.97		6.63		121
9.19	(15.89)	40,814	1.22		1.44		6.58		132
9.16	(16.57)	1,661	1.97		2.19		5.97		132
9.20	(15.59)	109,375	0.88		1.10		7.03		132

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$7.40	$0.22	$(0.20)	$0.02	$(0.22)	$—	$(0.22)
2013 - B	7.42	0.19	(0.20)	(0.01)	(0.19)	—	(0.19)
2013 - C	7.41	0.19	(0.20)	(0.01)	(0.19)	—	(0.19)
2013 - Institutional	7.42	0.23	(0.19)	0.04	(0.23)	—	(0.23)
2013 - Service	7.40	0.21	(0.20)	0.01	(0.21)	—	(0.21)
2013 - IR	7.41	0.23	(0.19)	0.04	(0.23)	—	(0.23)
2013 - R	7.40	0.21	(0.20)	0.01	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	(0.59)
2013 - B	7.13	0.40	0.43	0.83	(0.41)	(0.13)	(0.54)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	(0.58)
2013 - IR	7.13	0.47	0.42	0.89	(0.48)	(0.13)	(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	(0.57)
2012 - A	7.38	0.49	(0.18)	0.31	(0.50)	(0.07)	(0.57)
2012 - B	7.40	0.44	(0.19)	0.25	(0.45)	(0.07)	(0.52)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	(0.55)
2011 - A	7.07	0.55	0.30	0.85	(0.54)	—	(0.54)
2011 - B	7.08	0.49	0.32	0.81	(0.49)	—	(0.49)
2011 - C	7.08	0.49	0.31	0.80	(0.49)	—	(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)	—	(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)	—	(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)	—	(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)	—	(0.53)
2010 - A	5.18	0.53	1.90	2.43	(0.54)	—	(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)	—	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)	—	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)	—	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)	—	(0.53)
2009 - A	7.12	0.55	(1.92)	(1.37)	(0.57)	—	(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)	—	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)	—	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)	—	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)	—	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)	—	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)	—	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$7.20	0.28%	$552,369	1.05	%(d)	1.05	%(d)	5.99	%(d)	28%
7.22	(0.09)	15,135	1.80	(d)	1.80	(d)	5.27	(d)	28
7.21	(0.10)	90,870	1.80	(d)	1.80	(d)	5.27	(d)	28
7.23	0.59	4,610,163	0.71	(d)	0.71	(d)	6.36	(d)	28
7.20	0.20	17,194	1.21	(d)	1.21	(d)	5.85	(d)	28
7.22	0.41	15,456	0.80	(d)	0.80	(d)	6.28	(d)	28
7.20	0.15	17,047	1.30	(d)	1.30	(d)	5.76	(d)	28

7.40	12.67	576,060	1.05		1.05		6.27		68
7.42	11.97	20,355	1.80		1.80		5.53		68
7.41	11.83	106,063	1.80		1.80		5.52		68
7.42	13.03	5,167,948	0.71		0.71		6.61		68
7.40	12.65	17,512	1.21		1.21		6.11		68
7.41	13.09	19,711	0.80		0.80		6.55		68
7.40	12.39	18,565	1.30		1.30		6.01		68
7.12	4.53	630,049	1.06		1.06		6.97		71
7.13	3.62	30,572	1.81		1.81		6.24		71
7.13	3.76	108,682	1.81		1.81		6.21		71
7.14	4.89	4,988,221	0.72		0.72		7.25		71
7.11	4.22	21,420	1.22		1.22		6.81		71
7.13	4.79	37,059	0.81		0.81		7.13		71
7.12	4.28	17,087	1.31		1.31		6.69		71
7.38	12.56	862,655	1.05		1.06		7.63		46
7.40	11.87	45,430	1.80		1.81		6.86		46
7.39	11.72	114,921	1.80		1.81		6.85		46
7.40	12.93	4,492,556	0.71		0.72		7.94		46
7.38	12.54	23,208	1.21		1.22		7.44		46
7.39	12.99	3,081	0.80		0.81		7.79		46
7.38	12.29	13,279	1.30		1.31		7.36		46
7.07	48.28	1,339,958	1.05		1.06		8.38		35
7.08	47.38	60,649	1.80		1.81		7.61		35
7.08	47.38	111,997	1.80		1.81		7.56		35
7.09	48.88	4,655,677	0.71		0.72		8.64		35
7.06	48.13	22,639	1.21		1.22		8.14		35
7.07	48.63	786	0.80		0.81		8.01		35
7.07	48.20	5,404	1.30		1.31		7.78		35
5.18	(20.12)	1,636,406	1.07		1.08		9.10		14
5.18	(20.73)	53,589	1.82		1.83		8.20		14
5.18	(20.72)	74,325	1.82		1.83		8.25		14
5.19	(19.81)	1,986,033	0.73		0.74		9.49		14
5.17	(20.28)	12,582	1.23		1.24		8.98		14
5.18	(19.91)	8	0.82		0.83		9.31		14
5.17	(20.47)	183	1.32		1.33		9.95		14

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations		From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$10.11	$0.16		$(0.08)	$0.08		$(0.17)	$—	$(0.17)
2013 - C	10.12	0.13		(0.09)	0.04		(0.13)	—	(0.13)
2013 - Institutional	10.13	0.19		(0.09)	0.10		(0.19)	—	(0.19)
2013 - IR	10.13	0.18		(0.09)	0.09		(0.18)	—	(0.18)
2013 - R	10.12	0.16		(0.09)	0.07		(0.16)	—	(0.16)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	9.91	0.37		0.20	0.57		(0.36)	(0.01)	(0.37)
2013 - C	9.90	0.29		0.23	0.52		(0.29)	(0.01)	(0.30)
2013 - Institutional	9.91	0.40		0.23	0.63		(0.40)	(0.01)	(0.41)
2013 - IR	9.91	0.40		0.22	0.62		(0.39)	(0.01)	(0.40)
2013 - R	9.91	0.35		0.21	0.56		(0.34)	(0.01)	(0.35)
2012 - A	10.00	0.33		(0.11)	0.22		(0.31)	—	(0.31)
2012 - C	9.99	0.26		(0.12)	0.14		(0.23)	—	(0.23)
2012 - Institutional	9.99	0.35		(0.09)	0.26		(0.34)	—	(0.34)
2012 - IR	10.00	0.34		(0.10)	0.24		(0.33)	—	(0.33)
2012 - R	10.00	0.28		(0.09)	0.19		(0.28)	—	(0.28)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced March 31, 2011)	10.00	—	(e)	— (e)	—	(e)	—	—	—
2011 - C (Commenced March 31, 2011)	10.00	—	(e)	(0.01)	(0.01)		—	—	—
2011 - Institutional (Commenced March 31, 2011)	10.00	—	(e)	(0.01)	(0.01)		—	—	—
2011 - IR (Commenced March 31, 2011)	10.00	—	(e)	— (e)	—	(e)	—	—	—
2011 - R (Commenced March 31, 2011)	10.00	—	(e)	— (e)	—	(e)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.02	0.80%	$29,304	0.96	%(d)	0.96	%(d)	3.26	%(d)	27%
10.03	0.43	2,771	1.72	(d)	1.73	(d)	2.62	(d)	27
10.04	0.98	2,766,391	0.63	(d)	0.64	(d)	3.70	(d)	27
10.04	0.93	5,340	0.72	(d)	0.73	(d)	3.64	(d)	27
10.03	0.67	11	1.22	(d)	1.22	(d)	3.13	(d)	27

10.11	5.89	8,367	1.04		1.04		3.69		72
10.12	5.31	1,648	1.79		1.79		2.93		72
10.13	6.47	1,710,411	0.70		0.70		3.99		72
10.13	6.36	4,116	0.80		0.80		4.00		72
10.12	5.73	11	1.28		1.29		3.47		72
9.91	2.24	1,910	1.08		1.13		3.41		73
9.90	1.40	517	1.83		1.88		2.69		73
9.91	2.58	644,969	0.74		0.79		3.63		73
9.91	2.48	116	0.83		0.88		3.51		73
9.91	1.99	10	1.33		1.38		2.86		73

10.00	—	10	1.08	(d)	1.47	(d)	(1.08	)(d)	—
9.99	—	10	1.83	(d)	2.22	(d)	(1.83	)(d)	—
9.99	—	118,817	0.74	(d)	1.13	(d)	(0.74	)(d)	—
10.00	—	10	0.83	(d)	1.22	(d)	(0.83	)(d)	—
10.00	—	10	1.33	(d)	1.72	(d)	(1.33	)(d)	—

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$9.71	$0.15	$(0.40)	$(0.25)	$(0.15)	$—	$(0.15)
2013 - Institutional	9.71	0.17	(0.41)	(0.24)	(0.16)	—	(0.16)
2013 - Separate Account Institutional	9.71	0.17	(0.41)	(0.24)	(0.16)	—	(0.16)
2013 - IR	9.71	0.17	(0.41)	(0.24)	(0.16)	—	(0.16)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	9.53	0.31	0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - IR	9.53	0.34	0.51	0.85	(0.34)	(0.33)	(0.67)
2012 - A	9.50	0.37	0.50	0.87	(0.37)	(0.47)	(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)
2011 - A	9.14	0.38	0.37	0.75	(0.38)	(0.01)	(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2010 - A	7.75	0.43	1.40	1.83	(0.44)	—	(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)
2009 - A	9.64	0.51	(1.83)	(1.32)	(0.57)	—	(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.31	(2.62)%	$25,687	0.72	%(d)	0.85	%(d)	3.17	%(d)	49%
9.31	(2.46)	223,594	0.38	(d)	0.51	(d)	3.51	(d)	49
9.31	(2.46)	275,811	0.38	(d)	0.51	(d)	3.51	(d)	49
9.31	(2.50)	82	0.47	(d)	0.60	(d)	3.49	(d)	49

9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162
9.53	9.34	155,684	0.71		0.85		3.78		120
9.53	9.71	163,886	0.37		0.51		4.12		120
9.53	9.71	237,266	0.37		0.51		4.13		120
9.53	4.26	1,300	0.46	(d)	0.60	(d)	3.91	(d)	120
9.50	8.37	147,820	0.74		0.87		3.98		100	(e)
9.51	8.73	143,057	0.40		0.53		4.33		100	(e)
9.51	8.77	262,907	0.37		0.50		4.36		100	(e)
9.14	23.96	167,774	0.76		0.89		4.90		90
9.14	24.39	190,478	0.41		0.55		5.17		90
9.14	24.45	272,812	0.36		0.50		5.39		90
7.75	(14.00)	53,185	0.76		0.97		6.22		135
7.75	(13.83)	22,809	0.40		0.63		6.52		135
7.75	(13.72)	171,003	0.35		0.58		6.52		135

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$9.71	$0.20	$(1.04)	$(0.84)	$(0.19)	$—	$—	$(0.19)
2013 - C	9.72	0.16	(1.03)	(0.87)	(0.16)	—	—	(0.16)
2013 - Institutional	9.71	0.21	(1.03)	(0.82)	(0.21)	—	—	(0.21)
2013 - IR	9.71	0.21	(1.03)	(0.82)	(0.21)	—	—	(0.21)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - IR	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)
2012 - A	9.59	0.42	(0.16)	0.26	(0.44)	(0.03)	—	(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)
2011 - A	9.31	0.41	0.60	1.01	(0.64)	(0.09)	—	(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)
2010 - A	7.23	0.42	2.10	2.52	(0.44)	—	—	(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	—	(0.47)
2009 - A	9.85	0.50	(2.64)	(2.14)	(0.20)	—	(0.28)	(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	—	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	—	(0.29)	(0.51)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.68	(8.66)%	$149,968	1.25	%(d)	1.34	%(d)	4.30	%(d)	89%
8.69	(8.89)	27,001	2.00	(d)	2.09	(d)	3.55	(d)	89
8.68	(8.50)	2,474,939	0.92	(d)	1.00	(d)	4.64	(d)	89
8.68	(8.55)	13,555	1.00	(d)	1.08	(d)	4.52	(d)	89

9.71	9.07	190,480	1.26		1.38		4.78		115
9.72	8.14	32,071	2.00		2.13		3.98		115
9.71	9.46	3,252,343	0.91		1.04		5.05		115
9.71	9.34	20,878	1.00		1.12		4.91		115
9.38	2.71	166,407	1.27		1.38		4.31		183
9.40	1.96	20,704	2.02		2.13		3.98		183
9.38	3.06	1,586,055	0.93		1.04		5.18		183
9.38	2.97	7,393	1.02		1.13		4.91		183
9.59	11.30	1,055,640	1.35		1.43		4.30		154
9.61	10.45	16,724	2.10		2.18		3.37		154
9.59	11.68	1,048,186	1.01		1.09		4.63		154
9.59	8.13	8,247	1.10	(d)	1.16	(d)	4.40	(d)	154
9.31	35.39	419,456	1.35		1.49		4.74		134
9.33	34.47	936	2.10		2.24		4.09		134
9.31	35.84	377,691	1.01		1.15		5.16		134
7.23	(22.32)	20,385	1.33		1.65		5.99		92
7.24	(22.79)	30	2.08		2.40		5.17		92
7.23	(22.05)	97,877	0.99		1.31		6.30		92

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$10.60	$0.03	$(0.15)	$(0.12)	$(0.07)	$—	$(0.07)
2013 - Institutional	10.62	0.05	(0.14)	(0.09)	(0.09)	—	(0.09)
2013 - Separate Account Institutional	10.60	0.05	(0.14)	(0.09)	(0.09)	—	(0.09)
2013 - IR	10.63	0.05	(0.15)	(0.10)	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - IR	10.60	0.17	0.31	0.48	(0.26)	(0.19)	(0.45)
2012 - A	10.20	0.17	0.42	0.59	(0.21)	—	(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	(0.18)
2011 - A	9.99	0.22	0.22	0.44	(0.23)	—	(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)
2010 - A	9.27	0.32	0.76	1.08	(0.36)	—	(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)
2009 - A	9.62	0.37	(0.27)	0.10	(0.38)	(0.07)	(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.41	(1.10)%	$4,967	0.72	%(d)	0.95	%(d)	0.67	%(d)	895%
10.44	(0.83)	12,717	0.38	(d)	0.60	(d)	1.01	(d)	895
10.42	(0.84)	276,996	0.38	(d)	0.60	(d)	1.00	(d)	895
10.44	(0.98)	5	0.49	(d)	0.72	(d)	0.90	(d)	895

10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617
10.58	5.82	5,437	0.71		0.91		1.62		1,342
10.60	6.28	9,984	0.37		0.57		1.89		1,342
10.58	6.18	375,451	0.37		0.57		1.97		1,342
10.60	3.20	1	0.46	(d)	0.66	(d)	2.06	(d)	1,342
10.20	4.46	5,511	0.74		0.92		2.14		905	(e)
10.21	4.81	54,096	0.40		0.58		2.41		905	(e)
10.20	4.84	348,447	0.37		0.55		2.42		905	(e)
9.99	11.84	12,791	0.76		0.94		3.29		628
10.00	12.11	62,950	0.41		0.60		3.88		628
9.99	12.17	369,251	0.36		0.55		3.91		628
9.27	0.90	3,637	0.76		0.91		3.93		560
9.29	1.38	89,617	0.40		0.57		4.22		560
9.28	1.32	431,500	0.35		0.52		4.39		560

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Dynamic Emerging Markets Debt (Commenced operations May 31, 2013)	A, C, Institutional, IR and R	Non-diversified
Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
High Yield	A, B, C, Institutional, Service, IR and R	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR and Separate Account Institutional	Diversified

*	The High Yield Fund’s Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of Dynamic Emerging Markets Debt Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Dynamic Emerging Markets Debt, Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, a Fund will be exposed to the credit risk of both the borrower and the Lender. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Non-Deliverable Bond Forwards — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

iv.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

v.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund’s investment in credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under triparty repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable resulting in additional losses to the Fund.

At September 30, 2013, the Funds’ investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements	Emerging Markets Debt	High Yield	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Total gross amount presented in Statements of Assets and Liabilities	$4,100,000	$90,600,000	$1,200,000	$144,400,000	$68,000,000
Non-cash Collateral offsetting(1)	(4,100,000)	(90,600,000)	(1,200,000)	(144,400,000)	(68,000,000)
Net Amount(2)	$—	$—	$—	$—	$—

(1)	At September 30, 2013 the value of the collateral received from each seller exceeded the value of the related repurchase agreements.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations or third party pricing vendors such investments are classified as Level 3 investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2013:

DYNAMIC EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$8,486,517	$129,365
Corporate Obligations	—	3,287,963	—
Structured Notes	—	312,506	—
Investment Company	1,662,721	—	—
Total	$1,662,721	$12,086,986	$129,365

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$83,322	$—
Futures Contracts	9,752	—	—
Interest Rate Swap Contracts	—	10,590	—
Total	$9,752	$93,912	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(124,945)	$—
Futures Contracts	(29,455)	—	—
Interest Rate Swap Contracts	—	(47,834)	—
Total	$(29,455)	$(172,779)	$—

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$900,922,056	$6,803,322
Foreign Debt Obligations	—	20,307,083	—
Corporate Obligations	—	489,206,481	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	45,235,756	15,859,766	—
Short-term Investments	—	8,800,000	—
Total	$45,235,756	$1,435,095,386	$6,803,322

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,842,160	$—
Futures Contracts	650,213	—	—
Credit Default Swap Contracts	—	225,484	—
Interest Rate Swap Contracts	—	1,183,982	—
Non-Deliverable Bond Forward Contracts	—	194,093	—
Total	$650,213	$5,445,719	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(6,651,392)	$—
Futures Contracts	(1,282,411)	—	—
Interest Rate Swap Contracts	—	(3,515,991)	—
Non-Deliverable Bond Forward Contracts	—	(18,892)	—
Total	$(1,282,411)	$(10,186,275)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$5,029,663,720	$—
Senior Term Loans	—	97,790,064	7,588,925
Common Stock and/or Other Equity Investments	30,688,729	17,340,425	39
Warrants	—	5,084,313	—
Short-term Investments	—	90,600,000	—
Total	$30,688,729	$5,240,478,522	$7,588,964

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$2,226,853	$—	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(4,890,948)	$—
Futures Contracts	(5,293,185)	—	—
Total	$(5,293,185)	$(4,890,948)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$2,285,557,006	$23,762,749
Corporate Obligations	—	284,372,223	—
Asset-Backed Securities	—	20,185,136	—
Investment Company	19,987,006	—	—
Unfunded Loan Commitments	—	18,150	—
Investment Company	313,236,754	—	—
Total	$333,223,760	$2,590,132,515	$23,762,749

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Interest Rate Swap Contracts	$—	$1,776,276	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(351,873)	$—
Interest Rate Swap Contracts	—	(27,914)	—
Total	$—	$(379,787)	$—

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$440,241,754	$—
Mortgage-Backed Obligations	—	11,072,642	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	3,997,120	2,193,895	—
Foreign Debt Obligations	—	26,763,887	—
Municipal Debt Obligations	—	34,060,935	—
Short-term Investments	—	1,200,000	—
Total	$3,997,120	$515,533,113	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Options Purchased	$—	$5,126,697	$—
Futures Contracts	1,077,798	—	—
Interest Rate Swap Contracts	—	2,657,976	—
Credit Default Swap Contracts	—	168,178	—
Total	$1,077,798	$7,952,851	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(23,459)	$—
Futures Contracts	(70,184)	—	—
Interest Rate Swap Contracts	—	(2,098,729)	—
Credit Default Swap Contracts	—	(84,273)	—
Total	$(70,184)	$(2,206,461)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,718,485,640	$51,287,770
Structured Notes	—	240,664,883	—
Corporate Obligations	—	184,079,359	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	288,012,897	—	—
Short-term Investments	—	144,400,000	—
Total	$288,012,897	$2,287,629,882	$51,287,770

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$22,931,991	$—
Futures	334,822	—	—
Interest Rate Swap Contracts	—	20,357,272	—
Non-Deliverable Bond Forward Contracts	—	63,739	—
Total	$334,822	$43,353,002	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(34,185,292)	$—
Futures	(7,226,902)	—	—
Interest Rate Swap Contracts	—	(42,073,827)	—
Total	$(7,226,902)	$(76,259,119)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT (continued)

The following is a reconciliation of Level 3 investments for the period ended September 30, 2013:

Fixed Income Sovereign Debt Obligations
Beginning Balance as of April 1, 2013	$45,570,154
Realized gain (loss)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(3,930,003)
Purchases	9,647,619
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending Balance as of September 30, 2013	$51,287,770

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$314,368,050	$—
Asset-Backed Securities	—	2,404,806	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	9,440,294	—	—
Short-term Investments	—	68,000,000	—
Total	$9,440,294	$384,772,856	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(24,302,188)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$2,351,179	$—
Futures Contracts(a)	131,442	—	—
Interest Rate Swap Contracts(a)	—	973,491	—
Credit Default Swap Contracts(a)	—	100,740	—
Total	$131,442	$3,425,410	$—
Liabilities(a)
Futures Contracts	$(170,884)	$—	$—
Interest Rate Swap Contracts	—	(1,568,693)	—
Credit Default Swap Contracts	—	(4,211)	—
Total	$(170,884)	$(1,572,904)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$20,342	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(77,289)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	83,322		Payable for unrealized loss on forward foreign currency exchange contracts	(124,945)
Total		$103,664			$(202,234)

Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Receivable for unrealized gain on non-deliverable bond forward contracts	$2,028,288	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Payable for unrealized loss on non-deliverable bond forward contracts	$(4,817,294)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	225,484		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,842,160		Payable for unrealized loss on forward foreign currency exchange contracts	(6,651,392)
Total		$6,095,932			$(11,468,686)

High Yield
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Unrealized gain on futures variation margin	$2,226,853	(a)	Unrealized loss on futures variation margin	$(5,293,185)	(a)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(4,890,948)
Total		$2,226,853			$(10,184,133)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts	$1,776,276		Payable for unrealized loss on swap contracts	$(27,914)	(b)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(351,873)
Total		$1,776,276			$(379,787)

Investment Grade Credit
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$8,862,471	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(2,168,913)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	168,178		Payable for unrealized loss on swap contracts	(84,273)	(b)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(23,459)
Total		$9,030,649			$(2,276,645)

Local Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Receivable for unrealized gain on non-deliverable bond forward contracts	$20,755,833	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(49,300,729)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	22,931,991		Payable for unrealized loss on forward foreign currency exchange contracts	(34,185,292)
Total		$43,687,824			$(83,486,021)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Investments, at value; Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$3,456,112	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,739,577)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	100,740		Payable for unrealized loss on swap contracts	(4,211)	(b)
Total		$3,556,852			$(1,743,788)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $47,834, $3,515,991, $27,914, $2,183,002, $42,073,827 and $1,572,904 for Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$40,332	$(56,947)	19
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	24,414	(41,623)	193
Total		$64,746	$(98,570)	212

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forward contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts, non-deliverable bond forward contracts and swap contracts	$(398,217)	$485,477	2,665
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	137,910	270,697	5
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(5,579,209)	363,305	282
Total		$(5,839,516)	$1,119,479	2,952

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$1,372,645	$(3,066,332)	4,103
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,564,398	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(3,589,786)	(7,046,167)	5
Total		$(652,743)	$(10,112,499)	4,109

High Yield Floating Rate
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(37,788)	$1,748,362	3
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	273,908	27,145	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(178,669)	(384,313)	3
Total		$57,451	$1,391,194	7

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts /Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(3,533,422)	$3,251,621	1,127
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(204,085)	(276,486)	7
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(131,436)	187,219	2
Total		$(3,868,943)	$3,162,354	1,136

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forward contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts, non-deliverable bond forward contracts and swap contracts	$13,196,129	$(29,046,980)	7,910
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(52,927,524)	(1,629,016)	373
Total		$(39,731,395)	$(30,675,996)	8,283

U.S. Mortgages
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$2,196,433	$(387,896)	495
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	35,643	28,580	9
Total		$2,232,076	$(359,316)	504

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2013.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post additional collateral to the counterparty in the form of initial margin, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2013:

Dynamic Emerging Markets Debt
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Futures	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$—	$1,623	$—	$1,623	$(2,012)	$(24,269)	$(26,281)	$(24,658)	$—	$(24,658)
Barclays Bank PLC	—	1,443	—	1,443	—	(3,032)	(3,032)	(1,589)	—	(1,589)
BNP Paribas SA	—	871	—	871	—	(1,176)	(1,176)	(305)	—	(305)
Citibank NA	8,892	2,736	—	11,628	(359)	(12,083)	(12,442)	(814)	—	(814)
Credit Suisse International (London)	—	5,398	—	5,398	—	(7,470)	(7,470)	(2,072)	—	(2,072)
Deutsche Bank Securities, Inc.	89	—	—	89	(41,505)	—	(41,505)	(41,416)	—	(41,416)
Deutsche Bank AG (London)	—	5,091	—	5,091	—	(14,216)	(14,216)	(9,125)	—	(9,125)
Exchange Traded	—	—	29,329	29,329	—	—	—	29,329	—	29,329
HSBC Bank PLC	—	9,855	—	9,855	—	(8,071)	(8,071)	1,784	—	1,784
JP Morgan Securities, Inc.	—	19,278	—	19,278	—	(3,887)	(3,887)	15,391	—	15,391
Morgan Stanley Capital Services, Inc.	1,609	6,495	—	8,104	(3,958)	(2,599)	(6,557)	1,547	—	1,547
Royal Bank of Canada	—	4,261	—	4,261	—	(17,859)	(17,859)	(13,598)	—	(13,598)
Royal Bank of Scotland	—	—	—	—	—	(5,244)	(5,244)	(5,244)	—	(5,244)
Standard Chartered Bank	—	896	—	896	—	(12,487)	(12,487)	(11,591)	—	(11,591)
State Street Bank	—	15,370	—	15,370	—	(5,657)	(5,657)	9,713	—	9,713
UBS AG (London)	—	7,195	—	7,195	—	(6,620)	(6,620)	575	—	575
Westpac Banking Corp.	—	2,810	—	2,810	—	(275)	(275)	2,535	—	2,535
Total	$10,590	$83,322	$29,329	$123,241	$(47,834)	$(124,945)	$(172,779)	$(49,538)	$—	$(49,538)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt
	Derivative Assets(1)					Derivative Liabilities(1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts		Futures	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$160,834	$143,079		$—	$303,913	$(1,877,663)	$(288,433)	$(2,166,096)	$(1,862,183)	$1,862,183	$—
Barclays Bank PLC	—	129,971		—	129,971	(69,391)	(232,711)	(302,102)	(172,131)	—	(172,131)
BNP Paribas SA	—	—		—	—	—	(105,696)	(105,696)	(105,696)	—	(105,696)
Centrally Cleared	33,809	—		—	33,809	—	—	—	33,809	—	33,809
Citibank NA	—	349,040		—	349,040	(256,041)	(619,094)	(875,135)	(526,095)	526,095	—
Credit Suisse International (London)	—	931,085		—	931,085	(577,389)	(475,380)	(1,052,769)	(121,684)	121,684	—
Deutsche Bank Securities, Inc.	294,042	—		—	294,042	(304,488)	—	(304,488)	(10,446)	10,446	—
Deutsche Bank AG (London)	—	413,760	*	—	413,760	—	(853,453)*	(853,453)	(439,693)	—	(439,693)
Exchange Traded	—	—		30,507	30,507	—	—	—	30,507	—	30,507
HSBC Bank PLC	—	229,797		—	229,797	—	(48,137)	(48,137)	181,660	—	181,660
JP Morgan Securities, Inc.	—	12,650		—	12,650	(139,072)	(1,725,065)	(1,864,137)	(1,851,487)	—	(1,851,487)
Morgan Stanley Capital Services, Inc.	862,510	258,853		—	1,121,363	(291,947)	(463,070)	(755,017)	366,346	(366,346)	—
Royal Bank of Canada	—	375,421		—	375,421	—	(193,334)	(193,334)	182,087	—	182,087
Royal Bank of Scotland	—	81,341		—	81,341	—	(500,733)	(500,733)	(419,392)	—	(419,392)
Standard Chartered Bank	—	44,681		—	44,681	—	(209,824)	(209,824)	(165,143)	—	(165,143)
State Street Bank	—	68,811		—	68,811	—	(354,100)	(354,100)	(285,289)	—	(285,289)
UBS AG (London)	—	750,484		—	750,484	—	(578,270)	(578,270)	172,214	—	172,214
Westpac Banking Corp.	—	247,280		—	247,280	—	(22,984)	(22,984)	224,296	—	224,296
Total	$1,351,195	$4,036,253		$30,507	$5,417,955	$(3,515,991)	$(6,670,284)	$(10,186,275)	$(4,768,320)	$2,154,062	$(2,614,258)

*	Include Non-Deliverable Bond Forward Contracts assets of $194,093 and liabilities of $18,892.

High Yield
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Futures	Forward Currency Contracts
Deutsche Bank AG (London)	$—	$(728,070)	$(728,070)	$—	$(728,070)
Exchange Traded	2,604,569	—	2,604,569	—	2,604,569
State Street Bank	—	(1,086,442)	(1,086,442)	—	(1,086,442)
UBS AG (London)	—	(3,076,436)	(3,076,436)	—	(3,076,436)
Total	$2,604,569	$(4,890,948)	$(2,286,379)	$—	$(2,286,379)

High Yield Floating Rate
	Derivative Liabilities(1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total
Centrally Cleared	$(38,021)	$—	$(38,021)	$(38,021)	$38,021	$—
Deutsche Bank AG (London)	—	(182,891)	(182,891)	(182,891)	—	(182,891)
JP Morgan Securities, Inc.	—	(17,408)	(17,408)	(17,408)	—	(17,408)
UBS AG (London)	—	(151,574)	(151,574)	(151,574)	—	(151,574)
Total	$(38,021)	$(351,873)	$(389,894)	$(389,894)	$38,021	$(351,873)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit
	Derivative Assets(1)			Derivative Liabilities(1)				Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Total	Swaps	Forward Currency Contracts	Futures	Total
Bank of America Securities LLC	$576,183	$—	$576,183	$(8,964)	$—	$—	$(8,964)	$567,219	$(567,219)	$—
Centrally Cleared	—	97,154	97,154	—	—	—	—	97,154	—	97,154
Citibank NA	1,406,595	—	1,406,595	(430,220)	—	—	(430,220)	976,375	(976,375)	—
Deutsche Bank Securities, Inc.	2,216,630	—	2,216,630	(808,879)	—	—	(808,879)	1,407,751	(1,407,751)	—
Exchange Traded	—	—	—	—	—	(6,471)	(6,471)	(6,471)	6,471	—
JP Morgan Securities, Inc.	927,289	—	927,289	(223,690)	—	—	(223,690)	703,599	(703,599)	—
Morgan Stanley Capital Services, Inc.	—	168,178	168,178	(19,678)	—	—	(19,678)	148,500	(70,054)	78,446
Royal Bank of Canada	—	—	—	—	(23,459)	—	(23,459)	(23,459)	—	(23,459)
Total	$5,126,697	$265,332	$5,392,029	$(1,491,431)	$(23,459)	$(6,471)	$(1,521,361)	$3,870,668	$(3,718,527)	$152,141

Local Emerging Markets Debt
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Futures	Total
Bank of America Securities LLC	$896,021	$390,935		$1,286,956	$(3,972,163)	$(6,659,881)	$—	$(10,632,044)	$(9,345,088)	$3,790,000	$(5,555,088)
Barclays Bank PLC	3,947,716	483,815		4,431,531	(5,889,928)	(652,471)	—	(6,542,399)	(2,110,868)	399,844	(1,711,024)
BNP Paribas SA	—	79,813		79,813	—	(534,086)	—	(534,086)	(454,273)	—	(454,273)
Centrally Cleared	66,976	—		66,976	—	—	—	—	66,976	—	66,976
Citibank NA	874,436	1,303,331		2,177,767	(4,726,311)	(2,603,955)	—	(7,330,266)	(5,152,499)	3,587,744	(1,564,755)
Credit Suisse International (London)	31,903	1,790,503		1,822,406	(1,138,492)	(3,918,103)	—	(5,056,595)	(3,234,189)	950,000	(2,284,189)
Deutsche Bank Securities, Inc.	1,296,550	—		1,296,550	(14,507,766)	—	—	(14,507,766)	(13,211,216)	—	(13,211,216)
Deutsche Bank AG (London)	—	3,806,019	*	3,806,019	—	(4,343,747)	—	(4,343,747)	(537,728)	—	(537,728)
Exchange Traded	—	—		—	—	—	(375,207)	(375,207)	(375,207)	375,207	—
HSBC Bank PLC	147,159	1,187,152		1,334,311	—	(2,108,691)	—	(2,108,691)	(774,380)	—	(774,380)
JP Morgan Securities, Inc.	8,781,552	2,403,628		11,185,180	(2,878,319)	(1,115,043)	—	(3,993,362)	7,191,818	(5,800,000)	1,391,818
Morgan Stanley Capital Services, Inc.	1,340,379	1,956,459		3,296,838	(2,172,993)	(1,924,211)	—	(4,097,204)	(800,366)	699,158	(101,208)
Royal Bank of Canada	—	1,293,837		1,293,837	—	(4,600,934)	—	(4,600,934)	(3,307,097)	—	(3,307,097)
Royal Bank of Scotland	—	—		—	—	(1,211,281)	—	(1,211,281)	(1,211,281)	—	(1,211,281)
Standard Chartered Bank	—	1,622,024		1,622,024	—	(2,071,529)	—	(2,071,529)	(449,505)	—	(449,505)
State Street Bank	—	4,117,830		4,117,830	—	(978,361)	—	(978,361)	3,139,469	—	3,139,469
UBS AG (London)	—	1,866,111		1,866,111	—	(1,396,724)	—	(1,396,724)	469,387	—	469,387
Westpac Banking Corp.	—	694,273		694,273	—	(66,275)	—	(66,275)	627,998	—	627,998
Total	$17,382,692	$22,995,730		$40,378,422	$(35,285,972)	$(34,185,292)	$(375,207)	$(69,846,471)	$(29,468,049)	$4,001,953	$(25,466,096)

*	Includes Non-Deliverable Bond Forward Contracts of $63,739.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Total	Swaps	Futures	Total
Bank of America Securities LLC	$160,732	$—	$160,732	$(258)	$—	$(258)	$160,474	$(160,474)	$—
Centrally Cleared	—	181,679	181,679	—	—	—	181,679	—	181,679
Citibank NA	388,653	100,740	489,393	(104,675)	—	(104,675)	384,718	(100,000)	284,718
Deutsche Bank Securities, Inc.	153,665	—	153,665	(58,773)	—	(58,773)	94,892	(94,892)	—
Exchange Traded	—	—	—	—	(20,130)	(20,130)	(20,130)	20,130	—
JP Morgan Securities, Inc.	308,143	—	308,143	(38,500)	—	(38,500)	269,643	(269,643)	—
Morgan Stanley Capital Services, Inc.	1,339,986	—	1,339,986	(503,389)	—	(503,389)	836,597	—	836,597
Total	$2,351,179	$282,419	$2,633,598	$(705,595)	$(20,130)	$(725,725)	$1,907,873	$(604,879)	$1,302,994
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the period ended September 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Emerging Markets Debt	0.90%	0.90%	0.81%	0.77%	0.75%	0.90%	0.80	%#
Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.80
High Yield	0.70	0.70	0.63	0.60	0.59	0.65	0.65
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.56	0.56
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.86	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

#	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above through at least July 29, 2014 for Local Emerging Markets Debt and through at least May 29, 2014 for Dynamic Emerging Markets Debt. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule of a Fund would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.
*	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.34% as an annual percentage rate of the average daily net assets of the Investment Grade Credit and U.S. Mortgages Funds through at least July 29, 2014. Prior to July 29, 2013 the effective management fee rate after application of the waivers was 0.33% for each Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended September 30, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Emerging Markets Debt	$6,597	N/A	$8
High Yield	15,374	$—	39
High Yield Floating Rate	1,035	N/A	—
Investment Grade Credit	62	N/A	N/A
Local Emerging Markets Debt	12,757	N/A	—
U.S. Mortgages	573	N/A	N/A

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, are 0.074%, 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.004%, respectively. These Other Expense limitations will remain in place through at least July 29, 2014 (May 29, 2014 for Dynamic Emerging Markets Debt Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Dynamic Emerging Markets Debt	$4,089	$253,869	$257,958
Emerging Markets Debt	—	47,372	47,372
High Yield Floating Rate	—	57,795	57,795
Investment Grade Credit	187,445	168,561	356,006
Local Emerging Markets Debt	1,070,335	318,003	1,388,338
U.S. Mortgages	100,607	238,823	339,430

As of September 30, 2013, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Dynamic Emerging Markets Debt	$8,855	$19	$448	$9,322
Emerging Markets Debt	966,518	59,144	62,542	1,088,204
High Yield	2,852,270	208,752	225,486	3,286,508
High Yield Floating Rate	1,248,224	8,308	93,242	1,349,774
Investment Grade Credit	145,858	5,269	18,984	170,111
Local Emerging Markets Debt	1,769,376	53,566	102,780	1,925,722
U.S. Mortgages	82,070	969	10,007	93,046

G.  Line of Credit Facility — As of September 30, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the six months ended September 30, 2013, Goldman Sachs earned $35, $2,576, $8,648, $1,421, $12,172 and $604 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

As of September 30, 2013, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 11% of total outstanding shares of the Emerging Markets Debt Fund.

As of September 30, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR and Class R Shares of the following Funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Dynamic Emerging Markets Debt	13%	100%	69%	100%	100%
High Yield Floating Rate	—	—	—	—	100
U.S. Mortgages	—	—	—	21	—

The High Yield Floating Rate Fund invests in the Institutional Shares of the Goldman Sachs High Yield Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in this affiliated Fund for the six months ended September 30, 2013:

Underlying Fund	Market Value 3/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Market Value 9/30/2013
High Yield Fund — Institutional Shares	$37,584,737	$31,528,368	$(48,556,388)	$(497,670)	$(72,041)	$19,987,006

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2013, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Emerging Markets Debt	$—	$16,668,391	$—	$4,092,647
Emerging Markets Debt	251,526,841	673,783,448	225,970,488	678,287,453
High Yield	—	1,520,694,005	—	2,301,297,585
High Yield Floating Rate	—	1,756,319,299	—	570,876,212
Investment Grade Credit	75,953,645	191,372,535	75,205,780	226,816,482
Local Emerging Markets Debt	563,772,310	2,092,691,781	335,550,615	2,835,299,847
U.S. Mortgages	2,986,812,548	26,367,210	2,965,603,037	33,309,201

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2013, the Funds’ timing differences, on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Timing differences (Qualified Late Year Loss and Straddle Loss Deferrals, and Income Distribution Payable)	$(3,145,967)	$(1,270,202)	$(24,622)	$(324,770)	$(29,758,942)	$(3,572,197)

As of September 30, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$14,255,482	$1,547,342,478	$5,212,540,024	$2,958,511,387	$519,227,044	$2,810,779,821	$394,261,183
Gross unrealized gain	100,877	24,556,303	189,173,199	8,491,544	17,563,368	22,709,772	4,621,838
Gross unrealized loss	(477,287)	(84,764,317)	(122,957,008)	(19,902,057)	(12,133,482)	(206,559,044)	(2,318,680)
Net unrealized security gain (loss)	$(376,410)	$(60,208,014)	$66,216,191	$(11,410,513)	$5,429,886	$(183,849,272)	$2,303,158

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of swap transactions, material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — Each of the Dynamic Emerging Markets Debt Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On August 15, 2013, a definitive proxy statement (“proxy”) was filed with the SEC to, among other things, elect certain Trustees to the Trust. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Funds to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Emerging Markets Debt Fund(a)
	For the Period Ended September 30, 2013 (Unaudited)
	Shares	Dollars

Class A Shares
Shares sold	7,669	$73,024
Reinvestment of distributions	11	107
Shares redeemed	(5)	(47)
	7,675	73,084
Class C Shares
Shares sold	1,001	10,015
Reinvestment of distributions	9	84
Shares redeemed	(1)	(15)
	1,009	10,084
Institutional Shares
Shares sold	1,448,845	14,213,598
Reinvestment of distributions	12,603	118,477
Shares redeemed	(12,246)	(113,677)
	1,449,202	14,218,398
Class IR Shares
Shares sold	2,501	25,010
Reinvestment of distributions	30	280
Shares redeemed	(1)	(10)
	2,530	25,280
Class R Shares
Shares sold	2,501	25,010
Reinvestment of distributions	26	245
Shares redeemed	(1)	(10)
	2,526	25,245
NET INCREASE	1,462,942	$14,352,091

(a)	Commenced operations on May 31, 2013.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,628,832	$33,759,636	13,175,708	$178,755,801
Reinvestment of distributions	281,982	3,555,059	1,196,658	16,293,648
Shares redeemed	(7,596,991)	(95,589,816)	(11,544,479)	(155,950,547)
	(4,686,177)	(58,275,121)	2,827,887	39,098,902
Class C Shares
Shares sold	295,969	3,821,530	1,745,164	23,768,975
Reinvestment of distributions	44,567	559,208	144,012	1,960,411
Shares redeemed	(1,050,494)	(13,115,688)	(622,203)	(8,394,176)
	(709,958)	(8,734,950)	1,266,973	17,335,210
Institutional Shares
Shares sold	37,578,990	482,158,712	76,338,297	1,015,042,408
Reinvestment of distributions	2,330,532	29,258,553	6,983,552	95,221,456
Shares redeemed	(30,136,404)	(382,026,886)	(38,862,400)	(525,042,570)
	9,773,118	129,390,379	44,459,449	585,221,294
Class IR Shares
Shares sold	637,172	8,072,143	1,596,190	21,640,229
Reinvestment of distributions	39,983	503,229	84,348	1,150,167
Shares redeemed	(999,207)	(12,371,549)	(380,044)	(5,154,167)
	(322,052)	(3,796,177)	1,300,494	17,636,229
NET INCREASE	4,054,931	$58,584,131	49,854,803	$659,291,635

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,946,782	$109,303,111	21,039,284	$151,816,309
Reinvestment of distributions	2,185,804	15,925,496	6,388,796	46,384,278
Shares converted from Class B(a)	67,734	492,341	195,310	1,423,428
Shares redeemed	(18,380,270)	(134,028,025)	(38,269,640)	(276,891,067)
	(1,179,950)	(8,307,077)	(10,646,250)	(77,267,052)
Class B Shares
Shares sold	30,240	222,133	101,415	732,441
Reinvestment of distributions	57,855	422,831	230,361	1,675,407
Shares converted to Class A(a)	(67,548)	(492,341)	(194,924)	(1,423,428)
Shares redeemed	(669,274)	(4,893,707)	(1,677,409)	(12,214,694)
	(648,727)	(4,741,084)	(1,540,557)	(11,230,274)
Class C Shares
Shares sold	393,299	2,888,589	1,834,218	13,288,680
Reinvestment of distributions	284,614	2,077,336	873,922	6,355,247
Shares redeemed	(2,396,607)	(17,553,544)	(3,639,993)	(26,480,248)
	(1,718,694)	(12,587,619)	(931,853)	(6,836,321)
Institutional Shares
Shares sold	82,150,751	600,573,985	171,857,920	1,249,308,645
Reinvestment of distributions	19,922,603	145,714,142	56,755,275	413,534,201
Shares redeemed	(160,428,111)	(1,178,265,536)	(230,919,340)	(1,678,690,619)
	(58,354,757)	(431,977,409)	(2,306,145)	(15,847,773)
Service Shares
Shares sold	237,487	1,736,056	679,200	4,912,831
Reinvestment of distributions	58,945	429,281	203,333	1,475,483
Shares redeemed	(276,498)	(2,012,530)	(1,525,328)	(11,098,846)
	19,934	152,807	(642,795)	(4,710,532)
Class IR Shares
Shares sold	194,188	1,422,854	649,715	4,730,746
Reinvestment of distributions	73,335	536,065	321,929	2,338,363
Shares redeemed	(785,102)	(5,767,168)	(3,508,170)	(25,493,316)
	(517,579)	(3,808,249)	(2,536,526)	(18,424,207)
Class R Shares
Shares sold	203,146	1,485,898	529,097	3,819,875
Reinvestment of distributions	70,580	514,389	200,226	1,455,104
Shares redeemed	(416,584)	(3,037,754)	(620,613)	(4,507,040)
	(142,858)	(1,037,467)	108,710	767,939
NET DECREASE	(62,542,631)	$(462,306,098)	(18,495,416)	$(133,548,220)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,718,169	$27,453,941	5,842,955	$58,178,739
Reinvestment of distributions	26,054	261,901	31,558	316,378
Shares redeemed	(648,112)	(6,553,585)	(5,239,979)	(52,299,733)
	2,096,111	21,162,257	634,534	6,195,384
Class C Shares
Shares sold	149,519	1,506,604	124,275	1,247,941
Reinvestment of distributions	2,709	27,285	2,461	24,622
Shares redeemed	(38,780)	(390,109)	(16,116)	(161,371)
	113,448	1,143,780	110,620	1,111,192
Institutional Shares
Shares sold	135,571,343	1,370,369,672	119,690,571	1,205,095,726
Reinvestment of distributions	4,191,539	42,260,151	3,414,283	34,164,322
Shares redeemed	(33,055,860)	(333,857,197)	(19,251,633)	(192,675,687)
	106,707,022	1,078,772,626	103,853,221	1,046,584,361
Class IR Shares
Shares sold	166,806	1,690,011	1,189,448	11,887,233
Reinvestment of distributions	9,046	91,277	11,501	115,084
Shares redeemed	(50,390)	(511,034)	(806,384)	(8,115,615)
	125,462	1,270,254	394,565	3,886,702
Class R Shares
Reinvestment of distributions	17	169	37	365
NET INCREASE	109,042,060	$1,102,349,086	104,992,977	$1,057,778,004

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	445,050	$4,181,450	5,320,888	$52,608,688
Reinvestment of distributions	44,652	421,865	1,119,109	10,968,243
Shares redeemed	(842,419)	(7,968,284)	(19,664,312)	(191,322,716)
	(352,717)	(3,364,969)	(13,224,315)	(127,745,785)
Institutional Shares
Shares sold	1,791,928	17,052,643	19,674,468	191,858,032
Reinvestment of distributions	449,785	4,250,755	996,470	9,763,887
Shares redeemed	(6,450,793)	(60,944,474)	(9,640,080)	(94,218,314)
	(4,209,080)	(39,641,076)	11,030,858	107,403,605
Separate Account Institutional Shares
Shares sold	4,849,879	46,107,237	9,589,206	93,483,595
Reinvestment of distributions	448,884	4,238,045	1,438,248	14,096,474
Shares redeemed	(5,437,186)	(51,423,596)	(6,160,472)	(60,238,584)
	(138,423)	(1,078,314)	4,866,982	47,341,485
Class IR Shares
Shares sold	7,278	68,055	55,985	565,000
Reinvestment of distributions	213	2,071	5,998	58,829
Shares redeemed	(73,149)	(718,381)	(123,917)	(1,242,112)
	(65,658)	(648,255)	(61,934)	(618,283)
NET INCREASE (DECREASE)	(4,765,878)	$(44,732,614)	2,611,591	$26,381,022

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,065,244	$37,724,083	11,695,074	$112,602,402
Reinvestment of distributions	394,751	3,560,339	911,722	8,670,166
Shares redeemed	(6,803,967)	(61,289,156)	(10,727,243)	(101,819,922)
	(2,343,972)	(20,004,734)	1,879,553	19,452,646
Class C Shares
Shares sold	365,656	3,486,181	1,547,357	14,954,420
Reinvestment of distributions	50,213	453,162	97,405	931,343
Shares redeemed	(608,528)	(5,410,903)	(549,843)	(5,183,945)
	(192,659)	(1,471,560)	1,094,919	10,701,818
Institutional Shares
Shares sold	89,392,107	837,665,054	193,320,874	1,870,922,759
Reinvestment of distributions	7,634,551	68,867,270	11,456,426	109,579,953
Shares redeemed	(146,913,573)	(1,294,687,770)	(38,880,591)	(364,405,447)
	(49,886,915)	(388,155,446)	165,896,709	1,616,097,265
Class IR Shares
Shares sold	1,109,142	10,227,735	1,554,040	14,908,458
Reinvestment of distributions	51,511	463,915	72,641	697,608
Shares redeemed	(1,749,777)	(14,979,598)	(263,886)	(2,519,833)
	(589,124)	(4,287,948)	1,362,795	13,086,233
NET INCREASE (DECREASE)	(53,012,670)	$(413,919,688)	170,233,976	$1,659,337,962

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	98,562	$1,020,385	266,012	$2,870,001
Reinvestment of distributions	2,922	30,533	22,470	239,878
Shares redeemed	(47,964)	(506,155)	(379,058)	(4,049,476)
	53,520	544,763	(90,576)	(939,597)
Institutional Shares
Shares sold	247,297	2,591,554	897,761	9,579,502
Reinvestment of distributions	9,723	101,845	33,175	354,974
Shares redeemed	(324,851)	(3,439,716)	(586,531)	(6,290,721)
	(67,831)	(746,317)	344,405	3,643,755
Separate Account Institutional Shares
Shares sold	4,003,375	41,603,029	23,942,937	257,453,983
Reinvestment of distributions	201,899	2,110,081	1,051,634	11,219,479
Shares redeemed	(5,470,530)	(56,985,597)	(32,624,770)	(349,774,721)
	(1,265,256)	(13,272,487)	(7,630,199)	(81,101,259)
Class IR Shares
Shares sold	387	4,128	—	—
Reinvestment of distributions	4	41	5	45
	391	4,169	5	45
NET DECREASE	(1,279,176)	$(13,469,872)	(7,376,365)	$(78,397,056)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 (May 31, 2013 for Dynamic Emerging Markets Debt Fund) through September 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Emerging Markets Debt Fund(a)				Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 5/31/13	Ending Account Value 9/30/13		Expenses Paid for the period ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*
Class A
Actual	$1,000.00	$955.80		$4.15	$1,000.00	$941.70		$6.04	$1,000.00	$1,002.80		$5.27	$1,000.00	$1,008.00		$4.83
Hypothetical 5% return	1,000.00	1,012.33	+	4.27	1,000.00	1,018.85	+	6.28	1,000.00	1,019.80	+	5.32	1,000.00	1,020.26	+	4.86
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	999.10		9.02	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,016.04	+	9.10	N/A	N/A		N/A
Class C
Actual	1,000.00	953.50		6.58	1,000.00	938.10		9.67	1,000.00	999.00		9.02	1,000.00	1,004.30		8.64
Hypothetical 5% return	1,000.00	1,009.83	+	6.77	1,000.00	1,015.09	+	10.05	1,000.00	1,016.04	+	9.10	1,000.00	1,016.44	+	8.69
Institutional
Actual	1,000.00	956.70		3.12	1,000.00	943.40		4.38	1,000.00	1,005.90		3.57	1,000.00	1,009.80		3.17
Hypothetical 5% return	1,000.00	1,013.38	+	3.21	1,000.00	1,020.56	+	4.56	1,000.00	1,021.51	+	3.60	1,000.00	1,021.91	+	3.19
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,002.00		6.07	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.00	+	6.12	N/A	N/A		N/A
Class IR
Actual	1,000.00	956.20		3.47	1,000.00	942.90		4.82	1,000.00	1,004.10		4.02	1,000.00	1,009.30		3.63
Hypothetical 5% return	1,000.00	1,012.99	+	3.57	1,000.00	1,020.10	+	5.01	1,000.00	1,021.06	+	4.05	1,000.00	1,021.46	+	3.65
Class R
Actual	1,000.00	954.90		5.05	N/A	N/A		N/A	1,000.00	1,001.50		6.52	1,000.00	1,006.70		6.14
Hypothetical 5% return	1,000.00	1,011.41	+	5.19	N/A	N/A		N/A	1,000.00	1,018.55	+	6.58	1,000.00	1,018.95	+	6.17

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*
Class A
Actual	$1,000.00	$973.80		$3.56	$1,000.00	$913.40		$6.00	$1,000.00	$989.00		$3.59
Hypothetical 5% return	1,000.00	1,021.46	+	3.65	1,000.00	1,018.80	+	6.33	1,000.00	1,021.46	+	3.65
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	N/A	N/A		N/A	1,000.00	911.10		9.58	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.04	+	10.10	N/A	N/A		N/A
Institutional
Actual	1,000.00	975.40		1.88	1,000.00	915.00		4.42	1,000.00	991.70		1.90
Hypothetical 5% return	1,000.00	1,023.16	+	1.93	1,000.00	1,020.46	+	4.66	1,000.00	1,023.16	+	1.93
Separate Account Institutional
Actual	1,000.00	975.40		1.88	N/A	N/A		N/A	1,000.00	991.60		1.90
Hypothetical 5% return	1,000.00	1,023.16	+	1.93	N/A	N/A		N/A	1,000.00	1,023.16	+	1.93
Class IR
Actual	1,000.00	975.00		2.33	1,000.00	914.50		4.80	1,000.00	990.20		2.44
Hypothetical 5% return	1,000.00	1,022.71	+	2.38	1,000.00	1,020.05	+	5.06	1,000.00	1,022.61	+	2.48

(a)	Commenced operations on May 31, 2013.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Dynamic Emerging Markets Debt(a)	1.29%	N/A	2.05%	0.97%	N/A	N/A	1.08%	1.57%
Emerging Markets Debt	1.24	N/A	1.99	0.90	N/A	N/A	0.99	N/A
High Yield	1.05	1.80%	1.80	0.71	1.21%	N/A	0.80	1.30
High Yield Floating Rate	0.96	N/A	1.72	0.63	N/A	N/A	0.72	1.22
Investment Grade Credit	0.72	N/A	N/A	0.38	N/A	0.38%	0.47	N/A
Local Emerging Markets Debt	1.25	N/A	2.00	0.92	N/A	N/A	1.00	N/A
U.S. Mortgages	0.72	N/A	N/A	0.38	N/A	0.38	0.49	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic Emerging Markets Debt, Goldman Sachs Emerging Markets Debt, Goldman Sachs High Yield, Goldman Sachs High Yield Floating Rate, Goldman Sachs Investment Grade Credit, Goldman Sachs Local Emerging Markets Debt and Goldman Sachs U.S. Mortgages Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds (except for the Dynamic Emerging Markets Debt Fund, which commenced operations in 2013), including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Emerging Markets Debt, High Yield, Local Emerging Markets Debt and U.S. Mortgages Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s (except for the Dynamic Emerging Markets Debt Fund) expense trends over time; and
(iii)

to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of the management fees payable by the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds and to limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds (except for the Dynamic Emerging Markets Debt Fund) and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the High Yield Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (with the exception of the Dynamic Emerging Markets Debt Fund, which commenced operations in 2013) to its peers using rankings and ratings (rankings only for the High Yield Floating Rate Fund) compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Debt, High Yield, Local Emerging Markets Debt and U.S. Mortgages Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that the Emerging Markets Debt Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. The Trustees observed that the High Yield Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods and in the third quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. The Trustees noted that the High Yield Floating Rate Fund’s Class A Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2013. They noted that the Investment Grade Credit Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2013. They observed that that Local Emerging Markets Debt Fund’s Class A Shares had placed in the third quartile of the Fund’s peer group for the one- and three-year periods, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2013. The Trustees also noted that the Local Emerging Markets Debt Fund had certain significant differences from its peer group and/or benchmark index that caused the peer group and/or benchmark index to be an imperfect basis for performance comparison. They noted that the U.S. Mortgages Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. They also noted the addition of a key hire to the Investment Adviser’s staff in 2012.

The Trustees noted that the Dynamic Emerging Markets Debt Fund had launched on May 31, 2013 and did not yet have a meaningful performance history.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (except for the Dynamic Emerging Markets Debt Fund, which commenced operations in 2013). The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of the management fees payable by the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds and to limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Investment Grade Credit and U.S. Mortgages Funds that would have the effect of increasing total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (except for the Dynamic Emerging Markets Debt Fund, which commenced operations in 2013). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund (except for the Dynamic Emerging Markets Debt Fund) were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Dynamic Emerging Markets Debt Fund	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
First $1 billion	0.90%	0.80%	0.70%	0.60%	0.40%	0.90%	0.40%
Next $1 billion	0.90	0.80	0.70	0.54	0.36	0.90	0.36
Next $3 billion	0.81	0.72	0.63	0.51	0.34	0.81	0.34
Next $3 billion	0.77	0.68	0.60	0.50	0.33	0.77	0.33
Over $8 billion	0.75	0.67	0.59	0.49	0.32	0.75	0.32

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of the management fees payable by the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Dynamic Emerging Markets Debt Fund

The Dynamic Emerging Markets Debt Fund commenced investment operations on May 31, 2013, and the Trustees had considered, at a meeting held on April 17-18, 2013, the initial approval of the Management Agreement and the Investment Adviser on behalf of the Fund. At that meeting, the Trustees considered, in addition to many of the above factors, the Investment Adviser’s (and its affiliates’) ability to provide services to the Fund. In this regard, the Trustees noted that, although the Fund was new, many of the portfolio personnel who would be providing services to the Fund were currently providing services to other investment portfolios of the Trust. The Trustees reviewed performance information (along with representative advisory fee information) for accounts managed by the Investment Adviser with investment objectives and strategies similar to those of the Fund. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Fund.

The Trustees considered the management fee to be paid by the Fund, and the Fund’s anticipated total expenses, along with the Fund’s anticipated assets under management. They also considered a report prepared by the Outside Data Provider, which compared the Fund’s anticipated management fee and total expenses (both gross and get of the fee waiver and expense limitation arrangements) to those of a peer group and category median. The Trustees also noted the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses that exceed a specified level. They recognized that the Fund did not yet have profitability data to evaluate, but considered the Investment Adviser’s undertaking to provide such information after the Fund commenced operations. They reviewed the proposed breakpoints in the management fee schedule and concluded that the breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. The Trustees also considered the fees to be paid to Goldman Sachs in its capacity as the Fund’s transfer agent and distributor, along with other fall-out benefits that would potentially be received by the Investment Adviser and its affiliates.

The Trustees concluded, in the exercise of their business judgment, that the proposed management fee to be paid by the Fund would be reasonable in light of the services provided to it by the Investment Adviser and the Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved on behalf of the Fund.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley*

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin*

  * Effective as of October 15, 2013.

** Effective as of November 14, 2013, Mr. McHugh was appointed
     Principal Financial Officer.

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer** and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 114423.MF.MED.TMPL / 11 / 2013 SSFISAR13 / 94.1k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2013 and August 31, 2012 were approximately $819,198 and $661,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 3, 2013